                                                      Registration No. 811-2120
                                                      Registration No. 2-38414

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |_|
         Post-Effective Amendment No.   57                             |X|
                                     ------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |_|
         Post-Effective Amendment No.   57                             |X|
                                     ------
                        (Check appropriate box or boxes)

                              SECURITY INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001

                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (913) 295-3127

                                                  Copies To:

          John D. Cleland, President              Amy J. Lee, Secretary
          Security Income Fund                    Security Income Fund
          700 Harrison Street                     700 Harrison Street
          Topeka, KS 66636-0001                   Topeka, KS 66636-0001

          (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)
|_|   on April 30, 1997, pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on April 30, 1997, pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|X|   on April 30, 1997, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              --------------------

Pursuant to regulation 270.24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its shares of Common Stock. The Registrant filed the Notice required by 24f-2 on February 27, 1996.

                              SECURITY INCOME FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER    CAPTION

PART A         PROSPECTUS

       1.      Cover Page
       2.      Not Applicable
       2a.     Transaction and Operating Expense Table
       3.      Financial Highlights; Performance
       4.      Investment Objectives and Policies of the Funds
       5.      Management of the Funds; Portfolio Management,  Trading Practices
               and Brokerage
       6.      General   Information;   Organization;   Stockholder   Inquiries;
               Dividends and Taxes
       7.      How to Purchase Shares;  Alternative  Purchase  Options;  Class A
               Shares; Security Income Fund's Class A Distribution Plan; Class B
               Shares;  Class B  Distribution  Plan;  Calculation  and Waiver of
               Contingent    Deferred   Sales   Charges;    Arrangements    with
               Broker/Dealers  and  Others;  Determination  of Net Asset  Value;
               Purchases at Net Asset Value; Stockholder Services;  Accumulation
               Plan;  Exchange  Privilege;  Exchange  by  Telephone;  Retirement
               Plans; Appendix C
       8.      How  to  Redeem   Shares;   Telephone   Redemptions;   Systematic
               Withdrawal Program
       9.      Not Applicable

PART B         STATEMENT OF ADDITIONAL INFORMATION

      10.      Cover Page
      11.      Table of Contents
      12.      Not Applicable
      13. Investment Objectives and Policies of the Funds; Security Income Fund's Fundamental Policies; Investment Policy Limitations
      14.      Officers and Directors
      15.      Remuneration of Directors and Others
      16.      Investment   Management;   Portfolio   Management;   Distributor;
               Custodian, Transfer Agent and Dividend-Paying Agent
      17.      Allocation of Portfolio Brokerage
      18.      Organization

PART B
(Continued)    STATEMENT OF ADDITIONAL INFORMATION

      19. How to Purchase Shares; Alternative Purchase Options; Class A Shares; Security Income Fund's Class A Distribution Plan; Class B Shares; Class B Distribution Plan; Calculation and Waiver of Contingent Deferred Sales Charge; Arrangements with Broker/Dealers and Others; Determination of Net Asset Value; How to Redeem Shares; Telephone Redemptions; How to Exchange Shares; Purchases at Net Asset Value; Accumulation Plan; Systematic Withdrawal Program; Exchange by Telephone; Retirement Plans; Individual Retirement Accounts (IRAs); SIMPLE IRAs; Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix A
      20.      Dividends and Taxes
      21.      Distributor
      22.      Performance Information
      23.      Financial Statements; Independent Auditors

Security
Funds


PROSPECTUS
May 1, 1997


* Security Income
  Fund


  - Corporate Bond
    Series


  - Limited Maturity
    Bond Series


  - U.S. Government
    Series


  - Global Aggressive
    Bond Series


  - High Yield
    Series


* Security Tax-
  Exempt Fund


* Security Cash
  Fund


* Application


[SDI Logo]

SECURITY FUNDS
PROSPECTUS


SECURITY INCOME FUND
   - CORPORATE BOND SERIES                     PROSPECTUS
   - LIMITED MATURITY BOND SERIES              MAY 1, 1997
   - U.S. GOVERNMENT SERIES
   - HIGH YIELD SERIES
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND


MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES,
700 HARRISON, TOPEKA, KANSAS 66636-0001


     The investment objective of the CORPORATE BOND SERIES ("Corporate Bond Fund") is conservation of principal while generating interest income by investing primarily in a diversified portfolio of investment grade corporate debt securities. The investment objective of the LIMITED MATURITY BOND SERIES ("Limited Maturity Bond Fund") is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short-and intermediate-term debt securities. The investment objective of the U.S. GOVERNMENT SERIES ("U.S. Government Fund") is to provide a high level of interest income with security of principal by investing primarily in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities. The investment objective of the HIGH YIELD SERIES ("High Yield Fund") is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objective by investing primarily in a broad range of income producing securities, including domestic and foreign high-yield, lower rated debt securities. THE FUND INVESTS PRIMARILY (AND MAY INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT METHODS AND RISK FACTORS" - "RISKS ASSOCIATED WITH LOWER RATED DEBT SECURITIES" ON PAGE 18.


     The investment objective of SECURITY TAX-EXEMPT FUND ("Tax-Exempt Fund") is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital by investing primarily in debt securities which are exempt from federal income tax. Except at times when the Fund is invested defensively, at least 80 percent of its total assets will be invested in securities exempt from federal income taxes, including alternative minimum tax.

     The investment objective of SECURITY CASH FUND ("Cash Fund") is to earn as high a level of current income as is consistent with preservation of capital and liquidity through investments in money market instruments with maturities of not longer than thirteen months. AN INVESTMENT IN CASH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT CASH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Funds, dated May 1, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
--------------------------------------------------------------------------------
                                                                           Page
Transaction and Operating Expense Table....................................  1
Financial Highlights.......................................................  2
Investment Objective and Policies of the Funds.............................  4
       Security Income Fund................................................  4
           Corporate Bond Fund.............................................  4
           Limited Maturity Bond Fund......................................  5

           U.S. Government Fund............................................  6
           High Yield Fund.................................................  7

       Security Tax-Exempt Fund............................................  9
       Security Cash Fund.................................................. 10
Investment Methods and Risk Factors........................................ 11
Management of the Funds.................................................... 20
       Portfolio Management................................................ 20
How to Purchase Shares..................................................... 21

       Corporate Bond, Limited Maturity Bond, U.S. Government,
          High Yield and Tax-Exempt Funds.................................. 21

       Alternative Purchase Options........................................ 21
       Class A Shares...................................................... 21
       Security Income Fund's Class A Distribution Plan.................... 22
       Class B Shares...................................................... 23
       Class B Distribution Plan........................................... 23
       Calculation and Waiver of Contingent Deferred Sales Charges......... 24
       Arrangements with Broker-Dealers and Others......................... 24
       Cash Fund........................................................... 25
Purchases at Net Asset Value............................................... 25
Trading Practices and Brokerage............................................ 26
How to Redeem Shares....................................................... 26
       Telephone Redemptions .............................................. 27
Dividends and Taxes........................................................ 27
       Foreign Taxes....................................................... 29
Determination of Net Asset Value........................................... 29
Performance................................................................ 30
Stockholder Services....................................................... 30
       Accumulation Plan................................................... 30
       Systematic Withdrawal Program....................................... 31
       Exchange Privilege.................................................. 31
       Exchange by Telephone............................................... 31
       Retirement Plans.................................................... 32
General Information........................................................ 32
       Organization........................................................ 32
       Stockholder Inquiries............................................... 32
Appendix A ................................................................ 33
Appendix B ................................................................ 35
Appendix C ................................................................ 37
Security Cash Fund Application............................................. 39
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------
                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------



SHAREHOLDER TRANSACTION EXPENSES            CORPORATE BOND,
                                         LIMITED MATURITY BOND,
                                            U.S. GOVERNMENT,
                                            HIGH YIELD AND
                                           TAX-EXEMPT FUNDS        CASH FUND
                                        ----------------------     ---------

                                        CLASS A       CLASS B(1)
Maximum Sales Load Imposed
     on Purchases (as a percentage
     of offering price)                  4.75%          None        None
Maximum Sales Load Imposed on
     Reinvested Dividends                None           None        None
Deferred Sales Load (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is lower)                 None(2)    5% during       None
                                                 the first year,
                                                 decreasing to 0%
                                                 in the sixth and
                                                 following years



                                                 CORPORATE    LIMITED         U.S.        HIGH
                                                   BOND       MATURITY    GOVERNMENT      YIELD      TAX-EXEMPT
                                                   FUND       BOND FUND       FUND        FUND          FUND       CASH
ANNUAL FUND OPERATING EXPENSES                 CLASS CLASS   CLASS CLASS  CLASS CLASS  CLASS CLASS  CLASS CLASS    FUND
                                                 A     B       A     B      A     B      A     B      A     B
                                               ------------------------------------------------------------------------
Management Fees (after fee waivers)(3)          0.50% 0.50%  0.00% 0.00%  0.00% 0.00%  0.00% 0.00%  0.50% 0.50%    0.50%
12b-1 Fees(4)                                   0.25% 1.00%  0.25% 1.00%  0.25% 1.00%  0.25% 1.00%  None  1.00%    None
Other Expenses (after expense                   0.27% 0.35%  0.29% 0.62%  0.47% 0.85%  0.71% 0.71%  0.36% 0.50%    0.50%
   reimbursements)(5)                           ----- -----  ----- -----  ----- -----  ----- -----  ----- -----    -----
Total Fund Operating Expenses (after fee        1.02% 1.85%  0.54% 1.62%  0.72% 1.85%  0.96% 1.71%  0.86% 2.00%    1.00%
   waivers and expense reimbursements)(6)       ===== =====  ===== =====  ===== =====  ===== =====  ===== =====    =====

EXAMPLE
   You would pay the following      1 Year        $57   $69    $53   $66    $55   $69    $57   $67    $56   $70     $10
   expenses on a $1,000             3 Years        78    88     64    81     69    88     77    84     74    93      32
   investment, assuming             5 Years       101   120     76   108     86   120                  93   128      55
   (1) 5 percent annual            10 Years       166   217    112   192    133   217                 149   233     122
   return and (2) redemption
   at the end of each time period

EXAMPLE
   You would pay the following      1 Year        $57   $19    $53   $16    $55   $19    $57   $17    $56   $20     $10
   expenses on a $1,000             3 Years        78    58     64    51     69    58     77    54     74    63      32
   investment, assuming             5 Years       101   100     76    88     86   100                  93   108      55
   (1) 5 percent annual            10 Years       166   217    112   192    133   217                 149   233     122
   return and (2) no
   redemption



1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 21.


3 During the fiscal year ended December 31, 1995, the Investment Manager waived certain of the Management Fees of the Limited Maturity Bond and U.S. Government Funds and, during the fiscal year ending December 31, 1996 will waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds; absent such fee waivers, "Management Fees" would have been as follows: .5% for each of the Limited Maturity Bond and U.S. Government Funds and .6% for the High Yield Fund.


4 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.


5 The amount of "Other Expenses" of High Yield Fund is based on estimated amounts for the fiscal year ending December 31, 1996. During the fiscal year ended December 31, 1995, the Investment Manager reimbursed certain expenses of the following Funds; absent such reimbursement, "Other Expenses" would have been as follows: .29% for Class A shares and .69% for Class B shares of Corporate Bond Fund; .47% for Class A shares of Limited Maturity Bond Fund; 1.82% for Class A shares and 2.2% for Class B shares of U.S. Government Fund; .95% for Class B shares of Tax-Exempt Fund; and .54% for shares of Cash Fund.

6 During the fiscal year ended December 31, 1995, the Investment Manager waived and/or reimbursed certain expenses of the Funds and, during the fiscal year ending December 31, 1996 will waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds; absent such reimbursement and waiver, "Total Fund Operating Expenses" would have been as follows: 1.04% for Class A shares and 2.19% for Class B shares of Corporate Bond Fund; 1.22% for Class A shares and 2.12% for Class B shares of Limited Maturity Bond Fund; 2.82% for Class A shares and 3.70% for Class B shares of U.S. Government Fund; 1.56% for Class A shares and 2.30% for Class B shares of High Yield Fund; 2.45% for Class B shares of Tax-Exempt Fund; and 1.04% for shares of Cash Fund.


THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.


   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Tax-Exempt or Cash Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 20. Information on the Funds' 12b-1 Plans may be found under the headings "Security Income Fund's Class A Distribution Plan" on page 22 and "Class B Distribution Plan" on page 23. See "How to Purchase Shares," page 21, for more information concerning the sales load. Also, see Appendix C for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchase of Class A Shares.


--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The following financial highlights for each of the years in the period ended December 31, 1995, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1995, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the December 31, 1995 Annual Report which is incorporated by reference in this Prospectus. The Funds' Annual Report also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the periods preceding and including the year ended December 31, 1990, is not covered by the report of Ernst & Young LLP.

                            Net
                           gains                                                                       Ratio
          Net             (losses)          Divi-                                                        of      Ratio
         asset            on sec-   Total   dends                                               Net   expenses   of net
         value            urities    from   (from    Distri-                   Net             assets    to      income    Port-
         begin-    Net    (real-    invest-  net     butions  Return          asset            end of   aver-      to      folio
Fiscal   ning    invest-  ized &     ment   invest-   (from     of    Total   value    Total   period    age     average   turn-
 year     of      ment    unreal-   opera-   ment    capital  capi-  distri-  end of  return   (thou-    net       net     over
 end     period  income    ized)    tions   income)   gains)   tal   butions  period    (a)    sands)   assets   assets    rate
------------------------------------------------------------------------------------------------------------------------------------

                                     CORPORATE BOND FUND (CLASS A)

1986     $8.40   $.82     $.05     $.87    $(.95)    $---    $---   $(.95)    $8.32   11.0%     $49,025  1.04%   10.09%    77%
1987      8.32    .79     (.48)     .31     (.85)     ---     ---    (.85)     7.78    4.0%      44,093  1.00%    9.73%   127%
1988      7.78    .77     (.292)    .478    (.778)    ---     ---    (.778)    7.48    6.5%      52,296  1.02%   10.04%    83%
1989      7.48    .74     (.031)    .709    (.739)    ---     ---    (.739)    7.45    9.9%      56,184  1.04%    9.83%    57%
1990      7.45    .69     (.232)    .458    (.688)    ---     ---    (.688)    7.22    6.6%      65,962  1.10%    9.42%    87%
1991      7.22    .65      .458    1.108    (.648)    ---     ---    (.648)    7.68   16.1%      85,824  1.03%    8.75%    32%
1992      7.68    .61      .044     .654    (.614)    ---     ---    (.614)    7.72    9.0%     104,492  1.01%    7.97%    61%
1993      7.72    .52      .521    1.041    (.527)   (.424)   ---    (.951)    7.81   13.4%     118,433  1.02%    6.46%   157%
1994      7.81    .49    (1.127)   (.637)   (.493)    ---     ---    (.493)    6.68   (8.3%)     90,593  1.01%    6.91%   204%

1995(d)(g)6.68    .47     0.708    1.178    (.468)    ---     ---    (.468)    7.39   18.2%      93,701  1.02%    6.62%   200%


                                     CORPORATE BOND FUND (CLASS B)

1993(b)  $8.59   $.11    $(.324)  $(.214)  $(.112)  $(.424)  $---   $(.536)   $7.84   (2.5%)     $1,022  1.88%    5.16%   164%
1994(c)   7.84    .43    (1.129)   (.699)   (.431)    ---     ---    (.431)    6.71   (9.0%)      3,878  1.85%    6.08%   204%

1995      6.71    .40      .725    1.125    (.405)    ---     ---    (.405)    7.43   17.3%       5,743  1.85%    5.80%   200%
(c)(d)(g)


                                  LIMITED MATURITY BOND FUND (CLASS A)


1995    $10.00   $.62     $.652   $1.272   $(.612)   $---    $---   $(.612)  $10.66   13.0%      $3,322  0.84%    5.97%     4%
(c)(d)
(e)(g)


                                  LIMITED MATURITY BOND FUND (CLASS B)


1995    $10.00   $.53     $.664   $1.194   $(.524)   $---    $---   $(.524)  $10.67   12.2%        $752  1.71%    5.12%     4%
(c)(d)
(e)(g)


                                     U.S. GOVERNMENT FUND (CLASS A)

1986(c)  $5.32   $.47     $---     $.47    $(.50)    $---    $---   $(.50)    $5.29    9.1%      $2,716  1.00%    9.23%    48%
1987(c)   5.29    .45     (.265)    .185    (.475)    ---     ---    (.475)    5.00    3.7%       4,467  1.00%    8.78%   166%
1988(c)   5.00    .48     (.18)     .30     (.49)     ---     ---    (.49)     4.81    6.2%       4,229  1.00%    9.83%   107%
1989(c)   4.81    .46      .078     .538    (.458)    ---     ---    (.458)    4.89   11.8%       4,551  1.11%    9.46%    52%
1990(c)   4.89    .42      .032     .452    (.412)    ---     ---    (.412)    4.93    9.8%       6,017  1.11%    8.60%    22%
1991(c)   4.93    .40      .248     .648    (.404)    ---    (.004)  (.408)    5.17   13.8%       7,319  1.11%    7.94%    41%
1992(c)   5.17    .37     (.126)    .244    (.366)    ---    (.008)  (.374)    5.04    5.0%       9,364  1.11%    7.22%   157%
1993(c)   5.04    .31      .273     .583    (.310)   (.344)   ---    (.654)    4.97   10.9%      10,098  1.10%    5.90%   153%
1994(c)   4.97    .30     (.621)   (.321)   (.299)    ---     ---    (.299)    4.35   (6.5%)      8,309  1.10%    6.47%   220%

1995      4.35    .30      .620     .920    (.30)     ---     ---    (.30)     4.97   21.9%      10,080  1.11%    6.41%    81%
(c)(d)(g)


                                     U.S. GOVERNMENT FUND (CLASS B)


1993     $5.51   $.04    $(.193)  $(.153)   $(.043) $(.344)  $---   $(.387)   $4.97   (1.4%)       $140  1.61%    5.54%   114%
(b)(c)
1994(c)   4.97    .26     (.624)   (.364)    (.256)   ---     ---    (.256)    4.35   (7.4%)        321  1.85%    5.76%   220%
1995      4.35    .26      .625     .885     (.265)   ---     ---    (.265)    4.97   20.9%         582  1.87%    5.69%    81%
(c)(d)(g)

                                       TAX-EXEMPT FUND (CLASS A)


1986(c)  $9.47   $.85     $.55    $1.40    $(.87)    $---    $---   $(.87)   $10.00   15.6%      $8,901  1.00%    8.83%    35%
1987(c)  10.00    .82      .78     1.60     (.82)    (.02)    ---    (.84)    10.76   15.5%      16,297  1.00%    7.79%    23%
1988(c)  10.76    .76     (.656)    .104    (.774)   (.12)    ---    (.894)    9.97    1.3%      17,814  1.00%    7.60%    83%
1989      9.97    .73     (.257)    .473    (.723)    ---     ---    (.723)    9.72    4.9%      19,898   .98%    7.47%    33%

1989(f)   9.72    .61     (.106)    .504    (.624)    ---     ---    (.624)    9.60    4.1%      20,426   .97%*   6.97%*   75%*

1990      9.60    .64     (.072)    .568    (.638)    ---     ---    (.638)    9.53    6.2%      20,566   .96%    6.75%    74%
1991      9.53    .63      .446    1.076    (.636)    ---     ---    (.636)    9.97   11.7%      23,218   .89%    6.55%    38%
1992      9.97    .61      .092     .702    (.612)    ---     ---    (.612)   10.06    7.3%      28,608   .84%    6.07%    91%
1993     10.06    .51      .702    1.212    (.514)   (.388)   ---    (.902)   10.37   11.6%      32,115   .82%    4.92%   118%
1994     10.37    .47    (1.317)   (.847)   (.473)    ---     ---    (.473)    9.05   (8.3%)     24,092   .82%    4.74%    88%

1995      9.05    .48      .891    1.371    (.481)    ---     ---    (.481)    9.94   15.5%      25,026   .86%    5.02%   103%
(c)(d)(g)



                             See accompanying notes.

--------------------------------------------------------------------------------
                                       2

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                            Net
                           gains                                                                       Ratio
          Net             (losses)          Divi-                                                        of      Ratio
         asset            on sec-   Total   dends                                               Net   expenses   of net
         value            urities    from   (from    Distri-                   Net             assets    to      income    Port-
         begin-    Net    (real-    invest-  net     butions  Return          asset            end of   aver-      to      folio
Fiscal   ning    invest-  ized &     ment   invest-   (from     of    Total   value    Total   period    age     average   turn-
 year     of      ment    unreal-   opera-   ment    capital  capi-  distri-  end of  return   (thou-    net       net     over
 end     period  income    ized)    tions   income)   gains)   tal   butions  period    (a)    sands)   assets   assets    rate
------------------------------------------------------------------------------------------------------------------------------------

                                       TAX-EXEMPT FUND (CLASS B)

1993(b) $10.88   $.10    $(.128)  $(.02)   $(.094)  $(.38)   $---   $(.48)   $10.37    (.2%)       $106  2.89%    2.71%    90%
1994(c)  10.37    .35    (1.321)   (.971)   (.349)    ---     ---    (.349)    9.05   (9.5%)        760  2.00%    3.50%    88%

1995      9.05    .37      .902    1.272    (.372)    ---     ---    (.372)    9.95   14.3%       1,190  2.00%    3.90%   103%
(c)(d)(g)


                                               CASH FUND

1986(c)  $1.00   $.073    $---     $.073   $(.073)   $---    $---   $(.073)   $1.00    7.5%     $47,292  1.00%    7.26%   ---
1987(c)   1.00    .057     ---      .057    (.057)    ---     ---    (.057)    1.00    5.8%      37,773  1.00%    5.68%   ---
1988(c)   1.00    .061     ---      .061    (.061)    ---     ---    (.061)    1.00    6.3%      43,038  1.00%    6.10%   ---
1989(c)   1.00    .070     ---      .070    (.070)    ---     ---    (.070)    1.00    7.3%      46,625  1.00%    7.09%   ---

1989(c)(f)1.00    .069     ---      .069    (.069)    ---     ---    (.069)    1.00    7.1%      54,388  1.00%*   8.26%*  ---

1990(c)   1.00    .073     ---      .073    (.073)    ---     ---    (.073)    1.00    7.6%      65,018  1.00%    7.31%   ---
1991      1.00    .051     ---      .051    (.051)    ---     ---    (.051)    1.00    5.2%      48,843   .96%    5.21%   ---
1992(c)   1.00    .028     ---      .028    (.028)    ---     ---    (.028)    1.00    2.8%      56,694  1.00%    2.75%   ---
1993(c)   1.00    .023     ---      .023    (.023)    ---     ---    (.023)    1.00    2.4%      71,870  1.00%    2.28%   ---
1994      1.00    .033     ---      .033    (.033)    ---     ---    (.033)    1.00    3.4%      58,102   .96%    3.24%   ---
1995(c)(d)1.00    .049     ---      .049    (.049)    ---     ---    (.049)    1.00    5.0%      38,158  1.00%    5.00%   ---

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                      1986      1987      1988    1989        1990     1991      1992      1993     1994     1995
    Corporate Bond         Class A     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A      N/A
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A      2.00%    2.19%
    U.S. Government        Class A    1.60%     1.80%     1.31%   1.37%       1.34%    1.24%     1.20%     1.20%    1.20%    1.22%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      1.75%    2.91%    3.70%

    Limited Maturity Bond  Class A     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A     1.04%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A     2.12%
    Tax-Exempt             Class A    1.62%     1.16%     1.03%    N/A        N/A       N/A       N/A      N/A       N/A     0.86%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A      2.32%    2.45%

    Cash                              1.17%     1.07%     1.04%   1.13%**     1.01%     N/A      1.03%     1.03%     N/A     1.04%
                                                                  1.03%***

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.


(e) Security Limited Maturity Bond Fund was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.


(f) Effective December 31, 1989, the fiscal year ends of Tax-Exempt and Cash Funds were changed from January 31 and February 28, respectively, to December 31. The information presented in the table above for the fiscal year ended December 31 represents 11 months of performance for Tax-Exempt Fund and 10 months of performance for Cash Fund. The data for years 1985 through 1989, are for the fiscal year ended January 31 for Tax-Exempt Fund and for the fiscal year ended February 28 for Cash Fund.

(g) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:


                                       1995
                                       -----
Corporate Bond            Class A      1.02%
                          Class B      1.85%
U.S. Government           Class A      1.10%
                          Class B      1.85%
Limited Maturity Bond     Class A      0.81%
                          Class B      1.65%
Tax-Exempt                Class A      0.85%
                          Class B      2.00%

*    Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

** This information represents the expense ratio absent reimbursements for the period February 1, 1989 through December 31, 1989.

*** This information represents the expense ratio absent reimbursements for the fiscal year ended February 28, 1989.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND
POLICIES OF THE FUNDS


     Security Income, Tax-Exempt and Cash Funds are diversified open-end management investment companies, which were organized as Kansas corporations on September 9, 1970, July 14, 1981, and March 21, 1980, respectively. Each of the Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and High Yield Fund, series of Security Income Fund, and Security Tax-Exempt Fund and Cash Fund (collectively, "the Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, the investment objective and policies of each Fund may be changed by the Board of Directors of the Funds without the approval of stockholders. However, stockholders will be given 30 days written notice of any such change. If a change in investment objective is made, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     Each of the Funds is also subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (for Cash and High Yield Funds, this limitation applies only with respect to 75 percent of the value of its total assets), purchase more than 10 percent of the outstanding voting securities of any one issuer or invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Funds' Statement of Additional Information.


     Each of the Funds may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Funds may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

SECURITY INCOME FUND


     Security Income Fund ("Income Fund") consists of seven diversified series, each of which represents a different investment objective and has its own identified assets and net asset values. The investment objectives of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Fund are each described below.


CORPORATE BOND FUND

     The investment objective of Corporate Bond Fund is to preserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage backed securities ("MBSs"). Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

     Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     Corporate Bond Fund may invest up to 25 percent of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     Corporate Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

LIMITED MATURITY BOND FUND

     The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage backed securities ("MBSs"); and
(viii) investment grade asset-backed securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 2 to 10 years. It will not exceed 10 years.

     Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics as described under "Investment Methods and Risk Factors"--"Baa or BBB Securities."

     The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will not hold more than 25 percent of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P, and such securities are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

   For the period January 17, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Limited

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

Maturity Bond Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
U.S. Government and
   Government Agency Securities.......................    29.0%
Cash and other Assets, Less Liabilities...............     7.4%
Rated Fixed Income Securities
   AA.................................................     7.9%
   A..................................................    43.1%
   Baa/BBB............................................     8.5%
   Ba/BB..............................................     4.1%
   B..................................................       0%
   Caa/CCC............................................       0%

Unrated Securities Comparable in Quality to
   A..................................................       0%
   Baa/BBB............................................       0%
   Ba/BB..............................................       0%
   B..................................................       0%
   Caa/CCC............................................       0%
                                                           ----
                                                           100%


The foregoing table is intended solely to provide disclosure about Limited Maturity Bond Fund's asset composition for the period January 17, 1995 (date of inception) to December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. For a discussion of the risks associated with foreign securities, see "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" -- "U.S. Government Securities."

     Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 25 percent of its net assets in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     Limited Maturity Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. See "Investment Methods and Risk Factors."

     From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

     The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Under normal circumstances, the Fund will invest at least 80 percent of the value of its total assets in U.S. Government securities. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Practices" --"U.S. Government Securities."

     From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

Mortgage Association ("GNMA") certificates, or "Ginnie Maes," which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans' Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Ginnie Mae certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments generally will be used to purchase additional Ginnie Mae certificates or other U.S. Government securities. Although the Fund invests in securities guaranteed by GNMA and backed by the U.S. Government, neither the value of the Fund's portfolio nor the value or yield of its shares is so guaranteed. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments, including deposits and bankers' acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities. If the deposits in a depository institution are not fully insured by the FDIC, the Fund will analyze the credit quality of the issuing institution prior to making any such deposit and will retain a record of that analysis.

     The potential for appreciation in GNMAs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of GNMA certificates occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

     While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables utilize a 12 year average life assumption for GNMA pools of 26-30 year mortgages, and GNMAs continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates declined, which would result in a shorter average life than 12 years.

     The Fund may invest in other mortgage backed securities (MBSs) as discussed under "Investment Methods and Risk Factors" -- "Mortgage Backed Securities and Collateralized Mortgage Obligations." MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, and securities issued by private issuers. The Fund may not invest more than 20 percent of the value of its total assets in MBSs issued by private issuers.

     The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

     1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

     2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

     3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

     4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.


     These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund stockholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. It is anticipated that securities invested in by this Fund will be held by the Fund on the average from one to three years.

HIGH YIELD FUND


     The investment objective of the High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds");
(ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero

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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

coupon securities. The Fund may also invest up to 35 percent of its assets in common stocks (which may include ADRs), warrants and rights. Under normal tcircumstances, at least 65 percent of the Fund's total assets will be invested in high-yielding, high risk debt securities.

     High Yield Fund may invest up to 100 percent of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Included in the debt securities which the High Yield Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

   For the period August 5, 1996 (date of inception) to December 31, 1996, the dollar weighted average of High Yield Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
U.S. Government Securities............................       0%
Cash and other Assets, Less Liabilities...............    11.4%
Rated Fixed Income Securities
   Ba/BB..............................................    38.2%
   B..................................................    49.4%
   D..................................................     1.0%

Unrated Securities Comparable in Quality to
   A..................................................       0%
   Baa/BBB............................................       0%
   Ba/BB..............................................       0%
   B..................................................       0%
   Caa/CCC............................................       0%
                                                         ------
                                                         100.0%


The foregoing table is intended solely to provide disclosure about High Yield Fund's asset composition for the period August 5, 1996 (date of inception) to December 31, 1996. The asset composition after this may or may not be approximately the same as shown above.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

     The Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest only" (IO) or "principal only" (PO) bonds, the market values of which generally will be more volatile that the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may also invest in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" - "U.S. Government Securities."

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

     The High Yield Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these investment practices.

     The Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Funds net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25 percent of the Fund's net assets. See the discussion of "Options, Futures and Forward Currency Transactions," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors."

     From time to time, the High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

SECURITY TAX-EXEMPT FUND

     The investment objective of Tax-Exempt Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital. Tax-Exempt Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes, including the alternative minimum tax. Under normal circumstances, at least 80 percent of the Fund's net assets will be invested in such tax-exempt securities.

     The securities in which the Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities (and may include certain private activity bonds the interest on which is subject to the alternative minimum tax). These securities are referred to as "municipal securities" and are described in more detail in the Funds' Statement of Additional Information.

     The Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is, securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Tax-Exempt Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20 percent of the Fund's total assets would be invested in such unrated municipal securities.

     With respect to rated securities, there is no percentage limitation on the amount of the Fund's assets which may be invested in securities within any particular rating classification, but the Fund anticipates that it will invest no more than 25 percent of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's. A description of the ratings is contained in Appendix B to this Prospectus. Such securities have speculative characteristics as discussed under "Investment Methods and Risk Factors."

     If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk presented by the security in light of current market conditions and determine whether to retain or dispose of such security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

     Tax-Exempt Fund invests primarily in municipal bonds with maturities greater than one year. It is expected that the Fund's average portfolio maturity under normal circumstances will be in the 15- to 25-year range. Tax-Exempt Fund also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable will be short-term municipal securities. Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity, to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, investments in short-term municipal securities will represent less than 20 percent of the Fund's total assets.

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                                       9
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SECURITY FUNDS
PROSPECTUS
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     From time to time,  on a  temporary  basis,  Tax-Exempt  Fund may invest in fixed income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20 percent of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Tax-Exempt Fund, and may not be changed without a majority vote of the Fund's outstanding shares. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker-dealers.

     Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the alternative minimum tax. The Fund may purchase private activity bonds, such as industrial development bonds, when other bonds are not available and when the yield differential between private activity bonds and other municipal bonds justifies their purchase.

     From time to time, Tax-Exempt Fund may purchase municipal securities on a when-issued or delayed delivery basis. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. For further information regarding when-issued purchases, see "Investment Methods and Risk Factors" and the Funds' Statement of Additional Information.

     Tax-Exempt Fund may also purchase from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which Tax-Exempt Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security. In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service. Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by Tax-Exempt Fund. For further information regarding puts and stand-by commitments, see the Funds' Statement of Additional Information.

SECURITY CASH FUND

     The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5 percent of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which the Fund may invest consist of the following:

     U.S. Government Securities -- Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

     Bank Obligations -- Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

     Corporate Obligations -- Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

     Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95 percent of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by Cash Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one

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                                       10
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5 percent of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime 2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to investments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to this Prospectus for a description of the principal types of securities and instruments in which Cash Fund will invest as well as a description of the above mentioned ratings.

     Cash Fund may not invest more than 5 percent of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5 percent limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund has outstanding at any time not more than one such investment. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

     Cash Fund will invest in money market instruments of varying maturities (but no longer than thirteen months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund intends to maintain a dollar-weighted average maturity in its portfolio of not more than 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

     Cash Fund may acquire one or more of the types of securities listed above subject to repurchase agreement. Not more than 10 percent of the Fund's total assets may be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Cash Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 10 percent of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.

INVESTMENT VEHICLES


     BAA OR BBB SECURITIES -- Certain of the Funds may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Corporate Bond, Limited Maturity Bond and High Yield Funds may invest in higher yield debt securities in the


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lower  rating  (higher  risk)  categories  of  the  recognized  rating  services
(commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."


     U.S. GOVERNMENT SECURITIES -- Each of the Funds may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.

     CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).


     MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates,

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are  supported  by the full  faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     RESTRICTED SECURITIES (RULE 144A SECURITIES) -- Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933.


     The High Yield Fund may purchase restricted securities, including securities that are not eligible for resale pursuant to Rule 144A. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

     The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     SOVEREIGN DEBT. The High Yield Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds, provided they are denominated in U.S. dollars. Sovereign debt securities are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the


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SECURITY FUNDS
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availability  of sufficient  foreign  exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.


     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Manager intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.


     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     BRADY BONDS. Certain of the Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Fund investors should recognize that Brady Bonds have been issued only recently and,
accordingly,   do  not  have  a  long

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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------


payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The High Yield Fund may invest only in collateralized Brady Bonds, denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. The High Yield Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). Certain of the Fund's investments in Loans in emerging markets are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


     The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.


     ZERO COUPON SECURITIES -- High Yield Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.


     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered

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SECURITY FUNDS
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--------------------------------------------------------------------------------

to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.


     The High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.


INVESTMENT METHODS

     BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.


     From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and the High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3 percent; Limited Maturity Bond, Tax-Exempt and Cash Funds may each borrow up to 10 percent; and Corporate Bond and U.S. Government Fund may borrow up to 5 percent of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.


     OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against interest rate changes and currency exchange rate changes that are adverse to its present or prospective positions, certain of the Funds may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. The Funds also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. The Fund's investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options, Futures and Forward Currency Strategies" in the Statement of Additional Information. There can be no assurance that a Fund's risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Fund may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, certain Funds may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Such Funds may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when a Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the

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SECURITY FUNDS
PROSPECTUS
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purchase or sale will be made. Further, when it is anticipated that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency expected to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency.

     In addition, certain Funds may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Fund will cause its custodian to segregate cash or liquid securities having a value sufficient to meet the Fund's obligations under the option. The Funds also may enter into interest rate futures contracts and purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC"). The Funds will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information. Certain Funds also may purchase put or call options or futures contracts on currencies for the same purposes as it may use forward currency contracts.

     A Fund's use of forward currency contracts or options and futures transactions thereon, involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: an inability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Fund's currency risks are different from those needed to select the securities in which a Fund invests. The Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     SWAPS, CAPS, FLOORS AND COLLARS -- Certain Funds may enter into interest rate, index and currency swaps, and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay.

     Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in sponsored ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     LENDING OF PORTFOLIO SECURITIES -- Certain Funds may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Fund could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

RISK FACTORS

     GENERAL RISK FACTORS -- Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

     FOREIGN INVESTMENT RISK -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not

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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------


subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- Certain of the Funds may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in a Fund making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Fund could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.


     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the portfolio securities of a Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates

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SECURITY FUNDS
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the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.


     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.


     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.


     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

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SECURITY FUNDS
PROSPECTUS
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MANAGEMENT OF THE FUNDS


     The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15.5 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Equity, Growth and Income, and Ultra Funds and SBL Fund. The Investment Manager currently manages approximately $3.5 billion in assets.

     Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Fund portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Tax-Exempt and Cash Funds exceed one percent of each Fund's average net assets for the year. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its management services, the Investment Manager receives on an annual basis, .5 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Funds and .6 percent of the average daily net assets of the High Yield Fund, computed on a daily basis and payable monthly.

     The Investment Manager also acts as the administrative agent for the Funds, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds and .045 percent of the average daily net assets of Cash Fund, calculated daily and payable monthly. The Investment Manager also acts as the transfer agent and dividend disbursing agent for the Funds. The Funds' expenses include fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses approved by the Board of Directors of the Funds.

     For the year ended December 31, 1995, the total expenses, as a percentage of average net assets, were 1.02 percent for Class A and 1.85 percent for Class B shares of Corporate Bond Fund; 1.11 percent for Class A and 1.87 percent for Class B shares of U.S. Government Fund; .86 percent for Class A and 2.00 percent for Class B shares of Tax-Exempt Fund; and 1.00 percent for Cash Fund. For the period January 17, 1995 (date of inception) to December 31, 1995 and the period June 1, 1995 (date of inception) to December 31, 1995, the total expenses were
 .84 percent for Class A shares and 1.71 percent for Class B shares of Limited Maturity Bond Fund, respectively. Expense information is not yet available for the High Yield Fund as it did not begin operations until August of 1996.


PORTFOLIO MANAGEMENT


     The Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Tax-Exempt and Cash Funds will be managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison, Greg Hamilton and Elaine Miller. Greg Hamilton, Second Vice President of the Investment Manager, has had day-to-day responsibility for managing Corporate Bond, Limited Maturity Bond and Tax-Exempt Funds since January 1996. Steve Bowser, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank, Second Vice President and Portfolio Manager for the Investment Manager, has had day-to-day responsibility for managing the High Yield Fund since its inception in 1996.


     Mr. Hamilton has been in the investment field since 1983. He received his Bachelor of Arts degree in Business from Washburn University in 1984. Prior to joining Security Management Company in January of 1993, he was First Vice President, Treasurer and Portfolio Manager with Mercantile National Bank, Los Angeles, California, from 1990 to 1993. From 1986 to 1990, he was Managing Director of Consulting Services for Sendero Corporation, Scottsdale, Arizona. Prior to Sendero Corporation, he was employed as Fixed Income Research Analyst at Peoples Heritage Savings and Loan from 1983 to 1986.

     Mr. Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

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SECURITY FUNDS
PROSPECTUS
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     Tom Swank has over ten years of experience in the investment field. He is a
Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

HOW TO PURCHASE SHARES

     As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.


     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.


CORPORATE BOND, LIMITED MATURITY BOND,
U.S. GOVERNMENT, HIGH YIELD AND TAX-EXEMPT FUNDS

     Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds. Shares of these Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of these Funds available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.


     Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS


     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds offer two classes of shares:


     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year.) See Appendix C on page 37 for a discussion of possible reductions in the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES


     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds are offered at net asset value plus an initial sales charge as follows:


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                                       21
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

                                                     SALES CHARGE
                                   ---------------------------------------------
  Amount of                         Applicable     Percentage of     Percentage
 Purchases at                      Percentage of    Net Amount      Reallowable
Offering Price                     Offering Price    Invested        to Dealers
------------------------------     ---------------------------------------------
Less than $50,000                      4.75%          4.99%            4.00%
$50,000 but less than $100,000         3.75%          3.90%            3.00%
$100,000 but less than $250,000        2.75%          2.83%            2.20%
$250,000 but less than $1,000,000      1.75%          1.78%            1.40%
$1,000,000 and over                     None           None         (See below)
--------------------------------------------------------------------------------


     Purchases of Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 24.


     The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Tax-Exempt Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of such Funds. Such services include assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

     Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Tax-Exempt, Equity, Asset Allocation, Global, Ultra and Growth and Income Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5 million and
 .30 percent for amounts of $5,000,000 or more.

SECURITY INCOME FUND'S
CLASS A DISTRIBUTION PLAN


     In addition to the sales charge deducted from Class A shares at the time of purchase, each of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by these Funds to the Distributor, to finance various activities relating to the distribution of their Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Funds.

     Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds' Class A shares. The distribution fee is charged to each Fund in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated among the Funds on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.


     The Class A Distribution Plan authorizes payment by the Class A shares of these Funds of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.


     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Fund's books to obtain certain administrative services for the Funds' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning these Funds for registered representatives interested in selling shares of the Funds and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of these Funds by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Funds' Statement of Additional Information.

     Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds' Class A Distribution Plan may be terminated at any time by vote of the directors of Income Fund, who are not interested persons of the Fund


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                                       22

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares. In the event the Class A Distribution Plan is terminated by the Funds' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES


     Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.


     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

            YEAR SINCE             CONTINGENT DEFERRED
         PURCHASE WAS MADE             SALES CHARGE
            First                           5%
            Second                          4%
            Third                           3%
            Fourth                          3%
            Fifth                           2%
            Sixth and following             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN


     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Fund's Plan provides for payments at an annual rate of
1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.


     NASD Rules limit the aggregate amount that each of the Funds may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF
CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge, (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 31 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS


     The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.


     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.


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                                       24
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

CASH FUND

     Shares of Cash Fund are offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways: 1. BY MAIL

     (a) A check or negotiable bank draft should be sent to:

         Security Cash Fund
         P.O. Box 2548
         Topeka, Kansas 66601

     (b) Make check or draft payable to "SECURITY CASH FUND."

     (c) For initial investment include a completed investment application found on page 39 of this prospectus.

2.   BY WIRE

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) Wire federal funds to:

         Bank IV of Topeka
         Security Distributors, Inc.
         Topeka, Kansas 66603

         Include investor's name and the Cash Fund account number.

     (c) For initial investment, send a completed investment application to the Fund at the above address.

3.   THROUGH BROKER/DEALERS

     Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

     Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Cash Fund during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Currently, service fees are paid on the aggregate value of Cash Fund accounts opened after July 31, 1990, at the following annual rate: .25 percent of aggregate net asset value for amounts of $1,000,000 or more.

PURCHASES AT NET ASSET VALUE


     Class A shares of Corporate Bond, Limited Maturity Bond Fund, U.S. Government, High Yield and Tax-Exempt Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.


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                                       25
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

TRADING PRACTICES AND BROKERAGE


     The portfolio turnover rate for the Corporate Bond, U.S. Government and Tax-Exempt Funds, respectively, for the fiscal year ended December 31, 1995, was as follows: Corporate Bond Fund - 200 percent; U.S. Government Fund - 81 percent; and Tax-Exempt Fund - 103 percent. The annualized portfolio turnover rate for the Limited Maturity Bond Fund for the period January 17, 1995 (date of inception) to December 31, 1995, was 4 percent. Portfolio turnover information is not yet available for the High Yield Fund as it did not begin operations until August of 1996. The Corporate Bond and Limited Maturity Bond Funds' portfolio turnover rate generally is expected to be less than 100 percent, and that of the U.S. Government Fund may exceed 100 percent, but is not expected to do so. The portfolio turnover rate for the High Yield Fund may exceed 100 percent but it is generally not expected to exceed 150 percent. Higher portfolio turnover subjects a fund to increased brokerage costs and may, in some cases, have adverse tax effects on a fund or its stockholders.


     Cash Fund is expected to have a high portfolio turnover rate due to the short maturities of its portfolio securities; this should not, however, affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Fund. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Fund in the selection of a broker.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of the Investment Manager, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     Cash Fund offers redemption by check and Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-

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                                       26
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------


Exempt Funds offer redemption by check on Class A shares only. The High Yield Fund does not offer checkwriting privileges. If blank checks are requested on the Checking Privilege Request Form, the Fund will make a supply available. Such checks for Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds may be drawn payable to the order of any payee (not to cash) in any amount of $250 or more, if the account value is $1,000 or more. Such checks for Cash Fund may be drawn in any amount of $100 or more. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Fund shares fluctuates from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days. The availability of checkwriting privileges may encourage multiple redemptions on an account. Whenever multiple redemptions occur, the difficulty of monitoring the shareholder's cost basis in his or her investment increases.


     In addition to the foregoing redemption procedures, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described in "How to Redeem Shares" on page 26.

DIVIDENDS AND TAXES


     It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds to pay dividends from net investment income monthly. It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of these Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by these Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable


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                                       27
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may also request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.


     Each of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds (series of Income Fund), is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses, of that series.


     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Cash Fund's policy is to declare daily dividends of all of its net income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the last business day of each month at the net asset value on that date. If cash payment of dividends is desired, investors may so indicate in the appropriate section of the Cash Fund application and checks will be mailed within five business days after the beginning of the month. Confirmation of Cash Fund dividends will be sent quarterly, and confirmations of purchases and redemptions will be sent monthly. The amount of dividends may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

     Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and makes federal income tax upon income and capital gains generated by a Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Tax-Exempt Fund intends to qualify to pay "exempt interest dividends" to its stockholders. Tax-Exempt Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Tax-Exempt Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. The Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

     To the extent that Tax-Exempt Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered taxable ordinary income for federal income tax purposes. Such dividends do not qualify for the dividends-received deduction for corporations. Distributions by Tax-Exempt Fund, if any, of net long-term capital gains in excess of net short-term capital losses from the sale of securities are taxable to stockholders as long-term capital gain regardless of the length of time the stockholder has owned Fund shares. Furthermore, a loss realized by a stockholder on the redemption, sale or exchange of shares of Tax-Exempt Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the amount of such exempt-interest dividends if such shares have been held by the stockholder for six months or less.


     Distributions of net investment income and realized net short-term capital gain by Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gain regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Since Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses.


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                                       28

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------


     At December 31, 1995, Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds, respectively, had accumulated net realized losses on sales of investments in the following amounts: $11,009,916, $23,055, $1,161,323 and $1,534,211.


     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice  as  to  each  year's  taxable  dividends  and   distributions,   if
applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Funds.

     The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally ten to fifteen percent) or to exemptions from tax. If applicable, the Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While stockholders of the Funds will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Funds.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Fund plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Fund.

     Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     Valuations of Tax-Exempt Fund's municipal securities are supplied by a pricing service approved by the Board of Directors. Valuations furnished by the pricing service are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are not readily available (which are expected to constitute the majority of Tax-Exempt Fund's portfolio securities) are valued by the pricing service considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

     U.S. Government Fund values U.S. Government securities at market value, if available. If market quotations are not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at fair prices based on market quotations for securities of similar type, yield, quality and duration.

     The securities held by Cash Fund are valued on the basis of the amortized cost valuation technique which does not take into account unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. A similar procedure may be used for valuing securities held by the U.S. Government and Tax-Exempt Funds having 60 days or less remaining to maturity, with the value of the security on the 61st day being used rather than cost.


     Because the expenses of distribution are borne by Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds through a front-end sales charge and by Class B shares of such Funds through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.


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                                       29
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SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

PERFORMANCE


     The Funds may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield" for each of the Funds, "effective yield" for Cash Fund, "taxable-equivalent yield" for Tax-Exempt Fund and "average annual total return" and "aggregate total return" for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds.


     For Cash Fund, yield is calculated by measuring the income generated by a hypothetical investment in the Fund over a seven-day period. This income is then annualized by assuming that the amount of income generated over the seven-day period is generated each week over a 52-week period and is shown as a percentage of the investment.

     Cash Fund's effective yield will be calculated similarly but, when annualized, income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


     With respect to Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds, yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.


     Tax-Exempt Fund's taxable-equivalent yield begins with that portion of the Fund's yield which is tax-exempt (determined using the same general formula used to calculate yield), which is then adjusted by an amount necessary to give the taxable yield equivalent to the tax-exempt yield at a stated income tax rate, and added to that portion of the Fund's yield, if any, which is not tax-exempt.


     Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund over periods of one, five and ten years (up to the life of the Fund). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

     In addition, total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.


     Quotations of performance reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     In connection with communicating performance to current or prospective stockholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds will include performance data for both Class A and Class B shares of the Funds in any advertisement or report including performance data of the Fund.


     For  a  more  detailed   description  of  the  methods  used  to  calculate
performance, see the Funds' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN


     An investor in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.


     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Fund shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas

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                                       30

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

66636-0001 or by calling (913) 295-3127 or (800) 888-2461, extension 3127.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will only be allowed if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 24. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, Security Growth and Income, Equity, Global, Asset Allocation or Ultra Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

     For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.


     Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds are made at net asset value without a front-end sales charge if (1) the shares have been owned for not less than 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a Security Fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other Security Fund being acquired, less the sales charge paid on the shares of these Funds at the time of original purchase.


     Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such stockholder if he or she were purchasing for cash.

     Stockholders should contact the Fund before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, the Investment Manager will first cause to be exchanged those shares which would not be subject to any sales charges.

     Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by

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                                       31

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

     A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds.

RETIREMENT PLANS

     The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of Income and Tax-Exempt Funds provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series, and the Articles of Incorporation of Cash Fund provide for the issuance of an indefinite number of shares of capital stock in one or more series.


     Income Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in five series, Corporate Bond Fund, Limited Maturity Bond
Fund, U.S. Government Fund and High Yield Fund. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.


     Tax-Exempt and Cash Funds have authorized capital stock of $0.10 par value per share.


     Each of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation.


     When issued and paid for, each Fund's shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of each series of Income Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of a Fund's outstanding shares.

     Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in this prospectus relating to another of the Funds. The Board of Directors of the Funds has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information may write to the Security Funds at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (913) 295-3127 or 1-800-888-2461, extension 3127.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
--------------------------------------------------------------------------------
APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

     The types of instruments that will form the major part of Cash Fund's investments are described below:

     U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

     Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     BANKER'S ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                APPENDIX A (CONTINUED)
--------------------------------------------------------------------------------

which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA  --  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds in which no interest is being paid.

     D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                           APPENDIX B
--------------------------------------------------------------------------------
APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

     The following are summaries of the ratings used by Moody's and Standard & Poor's applicable to permitted investments of Tax-Exempt Fund:

MOODY'S INVESTORS SERVICE, INC.*

     AAA -- Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA  --  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION**

     AAA -- Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

     AA -- Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

     A -- Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE

     The following ratings apply to short-term municipal notes and loans:

     MIG 1 -- Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broadbased access to the market for refinancing, or both.

     MIG 2 -- Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

     The following ratings apply to both commercial paper and municipal paper:

     PRIME-1: Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

     PRIME-2: Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S CORPORATION

     The following ratings apply to short-term municipal notes:

     AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA: Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

     The following ratings apply both to commercial paper and municipal paper:

     A-1: This designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

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                                       35

SECURITY FUNDS
PROSPECTUS                                                APPENDIX B (CONTINUED)
--------------------------------------------------------------------------------

* Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

** Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.


--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                           APPENDIX C
--------------------------------------------------------------------------------
APPENDIX C

REDUCED SALES CHARGES
CLASS A SHARES


     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds alone or in combination with Class A shares of certain other Security Funds.


     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION


     To reduce sales charges on purchases of Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Tax-Exempt, Growth and Income, Equity, Global, Asset Allocation or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.


STATEMENT OF INTENTION


     A Purchaser of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Security Equity, Global, Asset Allocation, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.


     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE


     Stockholders who redeem their Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Security Growth and Income, Equity, Global, Asset Allocation, or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.


     The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

--------------------------------------------------------------------------------

                       THIS PAGE LEFT BLANK INTENTIONALLY


--------------------------------------------------------------------------------

SECURITY FUNDS
SECURITY CASH FUND APPLICATION
================================================================================

For IRA/KEOGH/Corporate Plans, complete this Application along with other plan documents.
MAIL APPLICATION TO: Security Cash Fund, P.O. Box 2548, Topeka, KS 66601
--------------------------------------------------------------------------------
INITIAL INVESTMENT (CHECK ONE BOX)
[ ] Enclosed is my check for $               made payable to Security Cash Fund.
                              --------------
[ ] On                 I/we wired $                through
       ---------------             ---------------         ---------------------
            Date                                               Name of Bank

MINIMUM $100
                              for Fund account number
-----------------------------                          -------------------------
  City            State

SUBSEQUENT INVESTMENTS OF $20 CAN BE MADE AT ANY TIME

When investing by wire, call the Fund to advise of the investment. The Fund will supply a control number for initial investment. Wire federal funds to Bank IV of Topeka, Trust Department, Topeka, Kansas.
          Attn:
               ----------------------------------------------------------
                      (Include investor's name and account number)
--------------------------------------------------------------------------------
DIVIDENDS (CHECK ONE BOX)

[ ] Reinvest automatically all daily dividends and other distributions.
[ ] Cash payment of all dividends each month and send proceeds to investor.
--------------------------------------------------------------------------------
CHECKING ACCOUNT PRIVILEGE

[ ] Please send a  supply  of checks permitting  me/us to redeem  shares in this account by writing checks for $100 or more made payable to any person. COMPLETE SIGNATURE CARD ON REVERSE SIDE. Allow three weeks for delivery of check supply.
--------------------------------------------------------------------------------
SPECIAL OPTIONS (CHECK APPLICABLE BOXES)

[ ] Telephone Exchange
[ ] Telephone Redemption

By checking the applicable boxes and signing this Application, Applicant authorizes the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund's prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line.

THE AUTHORIZATION ON REVERSE SIDE FOR CORPORATION, PARTNERSHIP, TRUST, ETC., MUST BE COMPLETED AND RETURNED WITH THIS FORM.
--------------------------------------------------------------------------------
[ ] Systematic Withdrawal Program (Minimum account $5,000)
    Beginning                        , 19        , you are hereby authorized and
              -----------------------     -------
    instructed to send a check for $
                                    -----------------------
    (minimum $25) drawn on approximately [ ] 11th day [ ] 26th day of the month. Draw payment [ ]monthly [ ]quarterly [ ]semianually [ ]annually
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION (PLEASE PRINT)

[ ] Individual
[ ] Corporate
[ ] Non-Profit
[ ] Profit-Sharing

----------------------------------------------  --------------------------------
First             Middle               Last     Owner's Taxpayer Identification
                                                No. or Social Security No.
----------------------------------------------
First             Middle               Last
                                                Industry Type
----------------------------------------------                ------------------
Name of Corporation, Trust, Partnership, etc.       (Farming, Mgf., Sales, etc.)
                                                Telephone
                                                Business (   )
----------------------------------------------                 -----------------
Street Address

                                                Home     (   )
----------------------------------------------                 -----------------
City              State                Zip
If address is outside U.S. please indicate if U.S. Citizen [ ] Yes [ ] No
--------------------------------------------------------------------------------
TAX WITHHOLDING


TAXPAYER IDENTIFICATION CERTIFICATION: Under the penalties of perjury, I (1) certify that the number provided on this form is my correct taxpayer identification number and (2),* that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.


*The owner must strike out the language certifying that they are not subject to backup withholding due to notified underreporting IF THE INTERNAL REVENUE SERVICE NOTIFIED THEM THAT THEY ARE SUBJECT TO BACKUP WITHHOLDING, and they have not received notice from the service advising that backup withholding has terminated.
--------------------------------------------------------------------------------
SIGNATURE(S) OF APPLICANTS

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.


-------------------------------------------  -----------------------------------
Owner                                        Joint Owner

-------------------------------------------  -----------------------------------
Corporate Officer, Trustee, etc.             Title
Date                                         In case of joint ownership, both
    ---------------------------------------  must sign. If no form of ownership is designated, then it will be
INVESTMENT DEALER                            assumed the ownership is "as
                                             joint tenants, with right of
-------------------------------------------  survivorship, and not as tenants
Name of Firm                                 in common."

-------------------------------------------  -----------------------------------
Street                                       Dealer Authorized

-------------------------------------------  -----------------------------------
City            State                Zip     Account Representative

--------------------------------------------------------------------------------

SECURITY FUNDS
SECURITY CASH FUND APPLICATION (CONTINUED)
================================================================================

Checking Account Privilege - If you have elected this option, the following card must be completed. This card is similar to one which must be signed when opening any checking account. All joint owners named in the account registration must sign this card. Names must be signed exactly as they appear in the account registration. All persons eligible to sign checks for corporate accounts, partnerships, trusts, etc. must sign this card.
--------------------------------------------------------------------------------
The payment of funds on the conditions set forth below and on the reverse side is authorized by the signature(s) appearing on the signature card. Security Management Company, LLC, the Fund's Transfer Agent, is hereby appointed agent by the person(s) signing this card and will cause the Fund to redeem a sufficient number of shares from the account to cover checks presented for payment without requiring signature guarantees. The Fund and its agents will not be liable for any loss, expense or cost arising out of check redemptions or checks returned without payment. SHARES OUTSTANDING IN THE ACCOUNT FOR LESS THAN 15 DAYS WILL NOT BE LIQUIDATED TO PAY CHECKS PRESENTED UNLESS THE TRANSFER AGENT IS ASSURED THAT GOOD PAYMENT HAS BEEN COLLECTED THROUGH NORMAL BANKING CHANNELS. The Transfer Agent has the right not to honor checks that are for less than $100 or checks in an amount exceeding the value of the account at the time the check is presented for payment. This privilege is subject to the provisions of the current prospectus of the Fund as amended from time to time. This agreement may be modified or terminated at any time by the Fund or the Transfer Agent upon notification mailed to the shareholder's address of record.
--------------------------------------------------------------------------------
SECURITY CASH FUND SIGNATURE CARD
--------------------------------------------------------------------------------

                                     -------------------------------------------
                                     Account Number
Authorized Signatures:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[ ] Check here if two signatures are required on checks
[ ] Check here if only one signature required on checks.

In signing this card each signatory agrees to be subject to the customary rules and regulations governing checking accounts and to the conditions set forth on the reverse side. If the Checking Account Privilege is established after the opening of the account, or if any change is made in the above information, all signatures will have to be guaranteed.
--------------------------------------------------------------------------------

                          AUTHORIZATION FOR REDEMPTION

CORPORATE RESOLUTION

I,                                        , duly elected and acting Secretary of
   ---------------------------------------
                                                                 , a corporation
-----------------------------------------------------------------
organized and existing under the laws of
                                         --------------------------------------,
certify that the following resolution is a true and correct copy of the resolution adopted by the Board of Directors at its regular meeting held on
                                              , which resolution is currently in
----------------------------------------------
full force and effect:

RESOLVED, That the below named individual(s) of this corporation are hereby authorized to give notice, instructions, complete necessary forms, execute withdrawals, and to transact any other business necessary on this corporation's account invested in shares of Security Cash Fund. FURTHER RESOLVED, That this corporation assumes entire responsibility for, and agrees to indemnify and hold harmless Security Cash Fund and/or its agents against any and all claims, liabilities, damages, actions, charges and expense sustained by action of the below named individual(s).

---------------------------------------  ---------------------------------------
(Print or type) Name and Title           Signature(s)

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
IN WITNESS WHEREOF, I hereunto set my
hand and the seal of this corporation
this        day of             , 19
     ------        ------------    ----.
(CORPORATE SEAL)                         SECRETARY
                                                   -----------------------------
--------------------------------------------------------------------------------
AUTHORIZATION FOR PARTNERSHIP, TRUST, OR RETIREMENT PLAN

We,  the  undersigned,  being the  principal  partners  or the  trustees  of the

--------------------------------------------------------------------------------
                          (Partnership or Trust/Plan)
hereby state that we are authorized to invest the assets of the partnership or trust/plan in Security Cash Fund. We also agree that

--------------------------------------------------------------------------------
or -----------------------------------------------------------------------------

have individual authority to purchase, sell, assign, and transfer securities and to sign checks issuable by the partnership or the trust/plan redeeming shares of the Fund. We further state that this individual authority shall continue to be honored until revoked by written notice from either of us and is received by the Transfer Agent (Security Management Company, LLC). By signing this authorization, we agree that Security Cash Fund, Security Management Company, LLC, and Security Distributors, Inc., shall be indemnified and held harmless from any loss, damage, cost or claim that may arise from any authorized or unauthorized use of the assets or checks of the partnership or trust/plan in connection with the holdings of the Fund.

---------------------------------------  ---------------------------------------
Print or type name                       Signature(s)
--------------------------------------------------------------------------------
                                         SIGNATURE GUARANTEED BY

--------------------------------------------------------------------------------
                                       40

                       THIS PAGE LEFT BLANK INTENTIONALLY

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth


2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

[SDI LOGO}

700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3127
(800) 888-2461

PROSPECTUS
================================================================================

-  MFR EMERGING MARKETS TOTAL RETURN SERIES
-  MFR GLOBAL ASSET ALLOCATION SERIES           PROSPECTUS
-  MFR GLOBAL HIGH YIELD SERIES                 MAY 1, 1997
700 SW HARRISON STREET
TOPEKA, KS 66636-0001


     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series (formerly Global Aggressive Bond Series) are diversified series of an open-end management investment company. Each series has its own identified assets, net asset values and investment objective.

     The investment objective of the Emerging Markets Total Return Series is to maximize total return. To achieve this goal, the Series invests in a combination of equity and/or debt securities of companies domiciled in, or doing business in, emerging countries and emerging markets and sovereign debt securities of emerging market countries

     The investment objective of the Global Asset Allocation Series is to seek a high level of total return consisting of capital appreciation and current income. To achieve its investment objective the Series follows an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

     The investment objective of the Global High Yield Series is to seek high current income with capital appreciation as a secondary objective through investment primarily in a combination of foreign and domestic high yield, lower rated securities.

     EACH OF THE SERIES MAY INVEST IN DEBT SECURITIES THAT INCLUDE DOMESTIC AND FOREIGN DEBT SECURITIES RATED BELOW INVESTMENT GRADE AND FOREIGN DEBT SECURITIES WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF SUCH SECURITIES, WHICH ARE COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING THE RISK OF DEFAULT, AND THEREFORE SHOULD BE CONSIDERED SPECULATIVE. SEE "INVESTMENT METHODS AND RISK FACTORS" ON PAGE _____. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTING IN THE SERIES.

     This Prospectus sets forth concisely the information that a prospective investor should know about the Series. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Series, dated May 1, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (800) ___________.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

CONTENTS
================================================================================

                                                                        Page
Transaction and Operating Expense Table...................................
Financial Highlights......................................................
Investment Objective and Policies of the Series...........................
     MFR Emerging Markets Total Return Series.............................
     MFR Global Asset Allocation Series...................................
     MFR Global High Yield Series.........................................
Investment Methods and Risk Factors.......................................
Management of the Series..................................................
     Portfolio Management.................................................
How to Purchase Shares....................................................
     Alternative Purchase Options.........................................
     Class A Shares.......................................................
     Class A Distribution Plan............................................
     Class B Shares.......................................................
     Class B Distribution Plan............................................
     Calculation and Waiver of Contingent Deferred Sales Charges..........
     Arrangements with Broker-Dealers and Others..........................
Purchases at Net Asset Value..............................................
Trading Practices and Brokerage...........................................
How to Redeem Shares......................................................
     Telephone Redemptions ...............................................
Dividends and Taxes.......................................................
     Foreign Taxes........................................................
Determination of Net Asset Value..........................................
Performance...............................................................
Stockholder Services......................................................
     Accumulation Plan....................................................
     Systematic Withdrawal Program........................................
     Exchange Privilege...................................................
     Exchange by Telephone................................................
     Retirement Plans.....................................................
General Information.......................................................
     Organization.........................................................
     Stockholder Inquiries................................................
Appendix A................................................................
Appendix B................................................................

PROSPECTUS
================================================================================
                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
                                           CLASS A            CLASS B(1)
Maximum Sales Load                         -------            ----------
  Imposed on Purchases
  (as a percentage of offering price)        4.75%              None
Maximum Sales Load
  Imposed on Reinvested Dividends            None               None
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower)              None(2)      5% during the first
                                                          year, decreasing to
                                                          0% in the sixth and
                                                          following years

                                                        MFR EMERGING           MFR GLOBAL
                                                    MARKETS TOTAL RETURN    ASSET ALLOCATION      GLOBAL HIGH YIELD
ANNUAL FUND OPERATING EXPENSES                        CLASS A  CLASS B       CLASS A CLASS B       CLASS A  CLASS B
                                                      -------  -------       ------- -------       -------  -------
Management Fees                                        1.00%    1.00%         1.00%    1.00%        0.75%    0.75%
12b-1 Fees(3)                                          0.25%    1.00%         0.25%    1.00%        0.25%    1.00%
Other Expenses (after expense                          0.75%    0.75%         0.75%    0.75%        1.00%    1.00%
reimbursements)(4)                                     -----    -----         -----    -----        -----    -----
Total Fund Operating Expenses(5)                       2.00%    2.75%         2.00%    2.75%        2.00%    2.75%
                                                       =====    =====         =====    =====        =====    =====
EXAMPLE
   You would pay the following expenses on    1 Year    $ 67     $ 78          $ 67     $ 78         $ 67     $ 78
   a $1,000 investment, assuming              3 Years    107      115           107      115          107      115
   (1) 5 percent annual return and            5 Years    ---      ---           ---      ---          150      165
   (2) redemption at the end of each time    10 Years    ---      ---           ---      ---          269      308
   period(7)

EXAMPLE
   You would pay the following expenses on    1 Year    $ 67     $ 28          $ 67     $ 28         $ 67     $ 28
   a $1,000 investment, assuming              3 Years    107       85           107       85          107       85
   (1) 5 percent annual return and (2) no     5 Years    ---      ---           ---      ---          150      145
   redemption                                10 Years    ---      ---           ---      ---          269      308

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page ____.

3 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

4 The amount of "Other Expenses" of the Emerging Markets Total Return and Global Asset Allocation Series is based on estimated amounts for the fiscal year ending December 31, 1997.

5 During the fiscal year ending December 31, 1997, MFR will reimburse certain expenses of each Series; absent such reimbursement and waiver, "Total Fund Operating Expenses" would be as follows: 6.75% for Class A shares and 7.50% for Class B shares of Emerging Markets Total Return; 6.75% for Class A shares and 7.50% for Class B shares of Global Asset Allocation; and 2.73% for Class A shares and 3.75% for Class B shares of Global High Yield Series.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

     The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in the Series will bear directly or indirectly. For a more detailed discussion of the Series' fees and expenses, see the discussion under "Management of the Funds," page _____. Information on the Funds' 12b-1 Plans may be found under the headings "Class A Distribution Plan" on page ____ and "Class B Distribution Plan" on page _____. See "How to Purchase Shares," page ____, for more information concerning the sales load. Also, see Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A Shares.

--------------------------------------------------------------------------------
                                       1

FINANCIAL HIGHLIGHTS
================================================================================

   The following financial highlights for each of the years in the period ended December 31, 1996, have been audited by Ernst & Young LLP. Such information for each of the years in the period ended December 31, 1996, should be read in conjunction with the financial statements of the Series and the report of Ernst & Young LLP, the Series' independent auditors, appearing in the December 31, 1996 Annual Report which is incorporated by reference in this Prospectus. The Annual Report also contains additional information about the performance of the Global High Yield Series and may be obtained without charge by calling Security Distributors, Inc. at 1-800-___________. Financial information is not yet available for the Emerging Markets Total Return and Global Asset Allocation Series as these series did not begin operations until May 1, 1997.

                           Net                                                                                Ratio
                          gains                                                                      Ratio     of
         Net             (losses)          Divi-                                                       of      net
        asset            on sec-   Total   dends                                              Net   expenses  income
        value            urities    from   (from    Distri-                   Net            assets    to     (loss)   Port-
        begin-    Net    (real-    invest-  net     butions  Return          asset           end of   aver-     to     folio
Fiscal  ning    invest-  ized &     ment   invest-   (from     of    Total   value    Total  period    age    average  turn-
 year    of      ment    unreal-   opera-   ment    capital  capi-  distri-  end of  return  (thou-    net      net    over
 end    period  income    ized)    tions   income)   gains)   tal   butions  period    (a)   sands)   assets  assets   rate
------------------------------------------------------------------------------------------------------------------------------------

                      GLOBAL AGGRESSIVE BOND FUND (CLASS A)

1995    $10.00   $.63     $.09     $.72    $(.55)   $(.02)   $---    $(.57)  $10.15   7.3%  $2,968    2.00%*  11.04%*  127%*
(b)(c)

1996(c)

                      GLOBAL AGGRESSIVE BOND FUND (CLASS B)

1995    $10.00   $.56     $.12     $.68    $(.49)   $(.02)   $---    $(.51)  $10.17   6.9%  $1,440    2.75%*  10.24%*  127%*
(b)(c)

1996(c)



(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                      1995    1996
                                      ----    ----
Global High Yield       Class A       2.42%   2.73%
                        Class B       3.93%   3.75%

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Global High Yield Series (formerly referred to as Global Aggressive Bond Series) was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

*Percentage amounts for the period, except total return, have been annualized.

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       2

PROSPECTUS
================================================================================

INVESTMENT OBJECTIVES AND
POLICIES OF THE SERIES

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series (the "Series") are diversified series of an open-end management investment company (commonly known as a mutual fund), Security Income Fund (the "Fund"). The Fund was organized as a Kansas corporation on September 9, 1970. Each of the Series has its own investment objective and policies which are discussed in more detail below. Although the Emerging Markets Total Return Series and Global Asset Allocation Series are series of Security Income Fund, each series may invest to a substantial degree in equity securities as discussed below. There, of course, can be no assurance that the Series will achieve their investment objectives. While there is no present intention to do so, the investment objective and policies of each Series may be changed by the Board of Directors of the Fund without the approval of stockholders. If a change in investment objective is made, stockholders should consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

     Each of the Series is subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are: (1) with respect to 75 percent of the value of its total assets, no Series will invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities; (2) no Series will purchase more than 10 percent of the outstanding voting securities of any one issuer; nor (3) invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of each Series is set forth in the Series' Statement of Additional Information.

     Each of the Series may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Series may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

MFR EMERGING MARKETS TOTAL RETURN SERIES

     The investment objective of MFR Emerging Markets Total Return Series is to seek to maximize total return. The Series under normal circumstances invests substantially all of its assets in a portfolio of emerging country and emerging market equity and debt securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Series also may invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies and debt securities of sovereign emerging market issuers. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series also may invest in securities that are in default as to payment of principal and/or interest. A

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------
                                       3

PROSPECTUS
================================================================================

description of certain debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and Standard & Poor's. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of MFR Advisors, Inc. ("MFR") than would be the case if the Series were to invest in higher quality bonds. The Series may invest in fixed income securities without limitation as to maturity. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. These countries are generally expected to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging country securities are not subject to any maximum limit, and it is the intention of MFR to invest substantially all of the Series' assets in emerging country and emerging market securities. However, to the extent that the Series' assets are not invested in emerging country and emerging market securities, the remaining 35 percent of the assets may be invested in (i) other equity and debt securities without regard to whether they qualify as emerging country or emerging market securities, and (ii) cash reserves of the type described under "Investment Methods and Risk Factors." In addition, for temporary defensive purposes, the Series may invest less than 65 percent of its assets in emerging country and emerging market securities, in which case the Series may invest in other equity or debt securities or may invest in cash reserves without limitation.

     The  Series'   investments  in  emerging  market  debt  securities  consist substantially of high yield, lower-rated debt securities of foreign corporations, and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. MFR may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Series without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest up to 100 percent of its total assets in debt securities with credit quality below investment grade (known as junk bonds). Such securities are predominantly speculative and involve a high degree of risk as discussed under "Investment Methods and Risk Factors."

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign or domestic entities.

The Series invests in securities allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See the discussion of such risks under "Investment Methods and Risk Factors."

     MFR selectively will allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of market returns, the price appreciation potential of securities and currency exchange rate movements will present opportunities for maximum total return. In so doing, MFR intends to take advantage of the different yield, risk and return characteristics that investment in the security markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality, earnings growth potential and currency and market trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See the discussion of forward currency transactions, options and futures under "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under Investment Methods and Risk Factors." The Series may also invest in restricted securities as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL ASSET ALLOCATION SERIES

     The investment objective of MFR Global Asset Allocation Series is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Series is designed to balance the potential appreciation of common stocks with the income and relative stability of principal of bonds over the long term. The primary consideration in changing the asset allocation mix will be the fundamental economic outlook of the Series' Adviser, MFR, for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and MFR will not attempt to precisely "time" the market. There is, of course, no guarantee that MFR's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes. See the discussion of cash reserves under "Investment Methods and Risk Factors."

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds (U.S. and foreign, including "Brady Bonds"), short-term investments and currencies, as needed to gain exposure to foreign markets. Investment grade debt securities include long,  intermediate  and  short-term  investment  grade debt  securities
(e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by MFR). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies. See "Investment Methods and Risk Factors" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower medium to low and the Series may also purchase bonds in default if, in the opinion of MFR, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. Securities which may be held as cash reserves include liquid short-term investments of one year or less rated within the top two categories by at least one established rating organization, or if not rated, of equivalent investment quality as determined by MFR. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies and futures. Large Cap securities generally include stocks of well established companies with capitalization over $1 billion which can produce increasing dividend income. Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. MFR intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and normally to have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies also may be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $20 million in assets, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over. See "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors." The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors". To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors."

     The Series may acquire illiquid securities in an amount not exceeding 15 percent of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5 percent of its total assets in restricted securities (other than

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of restricted securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest rating categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3 percent of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors."

MFR GLOBAL HIGH YIELD SERIES

     The MFR Global High Yield Series seeks to provide high current income. Capital appreciation is a secondary objective. As used herein the term "bond" is used to describe any type of debt security. Under normal circumstances the Series will invest at least 65 percent of its total assets in high yield bonds as discussed herein. The Series under normal circumstances seeks its investment objective of providing a high level of current income by investing substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and
(iii) emerging markets. The Series also may invest up to 50 percent of its assets in certain derivative instruments. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in derivative instruments. The Series selects particular debt securities in each sector based on their relative investment merits. Within each area, the Series selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Series may invest consist of bonds, notes, debentures and other similar instruments. The Series may invest up to

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100 percent of its total assets in U.S. and foreign  debt  securities  and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series may also invest in securities that are in default as to payment of principal and/or interest. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Series' ability to achieve its investment objectives is thus more dependent on MFR's credit analysis than would be the case if the Series were to invest in higher quality bonds. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

   For the period June 1, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Global High Yield Series' holdings (excluding equities) had the following credit quality characteristics.

                                               PERCENT OF
INVESTMENT                                     NET ASSETS
----------------------------------------------------------
U.S. Government and
   Government Agency Securities............            0%
Cash and other Assets, Less Liabilities....          2.4%
Rated Fixed Income Securities
   AAA.....................................          5.1%
   AA......................................          7.9%
   A.......................................         14.8%
   Baa/BBB.................................         21.7%
   Ba/BB...................................         17.9%
   B.......................................         13.8%
   Caa/CCC.................................            0%
Unrated Securities Comparable in Quality to
   A.......................................          6.4%
   Baa/BBB.................................          2.2%
   Ba/BB...................................            0%
   B.......................................          7.8%
   Caa/CCC.................................            0%
                                                   ------
                                                     100%

The foregoing table is intended solely to provide disclosure about Global High Yield Series' asset composition for the period June 1, 1995 (date of inception) to December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     EMERGING MARKETS. "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an emerging market is an entity: (i) for which the principal securities

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trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. The Series may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. The Series may also invest up to 5 percent of its total assets in zero coupon securities. See the discussion of sovereign debt securities, Brady Bonds, loan participations and assignments and zero coupon securities under "Investment Methods and Risk Factors."

     TEMPORARY INVESTMENTS. The Series intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Series' investment objectives, MFR may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100 percent of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, or if unrated, determined to be of comparable quality by MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by MFR. It is impossible to predict whether, when or for how long the Series will employ defensive strategies. To the extent the Fund adopts a temporary defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

     INVESTMENT TECHNIQUE. The Series invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with securities denominated in foreign currencies.

     MFR will seek to allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price

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appreciation  potential of fixed income  securities  and currency  exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, MFR intends to take full
advantage  of  the  different  yield,  risk  and  return   characteristics  that
investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series. Securities held by the Series may be invested in without limitation as to maturity. MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques although the Series is not committed to using such techniques and may be fully exposed to changes in currency exchange rates. See "Investment Methods and Risk Factors" for a discussion of such techniques.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may purchase restricted securities as discussed under "Investment Methods and Risk Factors."

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Series' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods.

INVESTMENT VEHICLES

     BAA OR BBB SECURITIES -- The Series may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P at the time of purchase, or if unrated, of equivalent quality as determined MFR). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Each Series also may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services

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(commonly referred to as "junk bonds").  See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."

     U.S. GOVERNMENT SECURITIES -- The Series may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

     CONVERTIBLE SECURITIES AND WARRANTS -- The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- The Series may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

     The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to

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changes in market  interest  rates.  The term  "residual  interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments
(IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. Asset-backed securities are subject

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to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

     RESTRICTED SECURITIES (RULE 144A SECURITIES) -- The Series may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     Trading restricted securities pursuant to Rule 144A may enable a Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of a Series' investment in such market could be impaired if trading does not develop or declines.

     The  Series'  Board  of  Directors  is   responsible   for  developing  and
establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to MFR. In making the determination regarding the liquidity of Rule 144A securities, MFR will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, MFR may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities

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could have the effect of increasing  the amount of a Fund's  assets  invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The Global High Yield Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     SOVEREIGN DEBT - The Series may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Sovereign debt securities are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Series' net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Series' investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although MFR intends to manage the Series in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Series to suffer

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a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries in which the Series expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors should also be aware that certain sovereign debt instruments in which a Series may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Series may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     BRADY BONDS - The Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries.

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Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Series investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may
be  collateralized  or  uncollateralized,   are  issued  in  various  currencies
(primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The Series may invest in either  collateralized or  uncollateralized  Brady
Bonds in various currencies. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS -- The Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Series' investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by MFR to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the

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borrower.   The  lack  of  a  liquid   secondary   market  for  Assignments  and
Participations  also may make it more difficult for the Series to assign a value
to  those  securities  for  purposes  of  valuing  the  Series'   portfolio  and
calculating its net asset value.

     ZERO COUPON SECURITIES -- The Series may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Series also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Series' income. Accordingly, for the Series to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Series may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Series' cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Series will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- The Series may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

     The Series also may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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     The Series also may enter into  "dollar  rolls," in which the Series  sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid high grade debt securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Series' assets for purposes of calculating compliance with the Series' borrowing limitation. See "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT METHODS

     CASH RESERVES -- Each Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the MFR equivalent. Each Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     BORROWING -- Each Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and policies.

     From time to time, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Series may borrow from banks or through reverse repurchase agreements and "roll" transactions. Global High Yield Series may borrow up to 5 percent of its total Series assets and the Global Asset Allocation and Emerging Markets Total Return Series each may borrow up to 33 1/3 percent of total assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS -- To manage exposure to changes in securities prices, interest rates and currency exchange rates and as an efficient means of adjusting overall exposure to certain markets, the Series may employ certain risk management practices involving the use of forward currency

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contracts  and  options  contracts,  futures  contracts  and  options on futures contracts. The Series also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. The Series' investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options, Futures and Forward Currency Strategies" in the Statement of Additional Information. There can be no assurance that a Series' risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Series may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Series may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Series may enter into forward currency contracts either with respect to specific transactions or with respect to portfolio positions. For example, when a Series anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is anticipated that a particular currency may decline compared to the U.S. dollar or another currency, the Series may enter into a forward contract to sell the currency expected to decline in an amount up to the value of the portfolio securities held by the Series denominated in a foreign currency.

     In  addition,  the Series may  purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Series will cause its custodian to segregate cash, cash equivalents (such as commercial paper and money market instruments), U.S. Government securities or other high grade, liquid debt obligations having a value sufficient to meet the Series' obligations under the option. The Series also may enter into interest rate futures contracts and stock index futures contracts and may purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC").

     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     The Funds will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions.

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In addition, certain provisions of the Internal Revenue Code of 1986, as amended
("Code"), limit the extent to which a Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information. The Series also may purchase put or call options or futures contracts on currencies for the same purposes as it may use forward currency contracts.

     A Series' use of forward currency contracts or options and futures transactions thereon, involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: an inability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Series' currency risks are different from those needed to select the securities in which a Series invests. The Series also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     SWAPS, CAPS, FLOORS AND COLLARS -- The Series may enter into interest rate, index and currency swaps, and the purchase or sale of related caps, floors and collars. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intend to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay.

     Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     HYBRID INSTRUMENTS -- Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of

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futures and forward  contracts in the Statement of Additional  Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     LENDING OF PORTFOLIO SECURITIES -- Certain Series may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

RISK FACTORS

     GENERAL RISK FACTORS -- Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Series' total return, and a Series' attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Series is unable to close out its position due to distortions in the market or lack of liquidity. A Series' risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures, options and forward contracts involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. If MFR, Lexington or SMC seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Series, such Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the

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possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Series.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Series diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of MFR and the relevant sub-adviser to correctly forecast interest rate movements and general stock market price movements.

     FOREIGN INVESTMENT RISK--Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Series' income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Since the Series may invest substantially in securities denominated in currencies other than the U.S. dollar, and since they may hold foreign currencies, the value of such securities will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Series' shares, and also may affect the value of dividends and interest earned by the Series and gains and losses realized by the Series. In addition, the Series will incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions.

     If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- The Series may invest in

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emerging  markets.  Because of the special risks  associated  with  investing in emerging markets, an investment in a Series making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Series could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging
markets   generally  are  dependent  heavily  upon   international   trade  and,
accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Series to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Series due to subsequent declines in value of the portfolio security or, if a Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Series' portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until

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PROSPECTUS
================================================================================

the date of SEC action, the portfolio securities of a Series in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- The Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. The Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to

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                                       25
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PROSPECTUS
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replace the security with a lower  yielding  security,  resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Series also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Series also may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     MFR and Lexington will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Series and consider their ability to assume the investment risks involved before making an investment in the Series.

MANAGEMENT OF THE SERIES

     The management of the Series' business and affairs is the responsibility of the Board of Directors. MFR Advisors, Inc. ("MFR"), 200 Liberty Street, New York, New York 10281 is responsible for selection and management of the Series' portfolio investments. MFR currently acts as subadviser to the Lexington Ramirez Global Income Fund and SBL Fund-Global Aggressive Bond Series and also serves as an institutional manager for private clients. Maria Fiorini Ramirez, Inc. ("Ramirez") owns 80 percent and Security Benefit Group, Inc. owns 20 percent of the outstanding common stock of MFR. Ramirez which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services is the successor firm to Maria Ramirez Capital

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                                       26

PROSPECTUS
================================================================================

Consultants, Inc. ("MRCC"). MRCC was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation and offered in-depth economic consulting services to clients. Maria Fiorini Ramirez owns 100 percent of the common stock of Ramirez and John Hancock Freedom Securities Corporation owns preferred securities which would, under certain circumstances be convertible to 20 percent of Ramirez's common stock. SBG is a financial services holding company wholly owned by Security Benefit Life Insurance Company, a mutual life insurance company with $15.5 billion of insurance in force.

     MFR has engaged Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636, to provide certain investment advisory services to the Global Asset Allocation Series with respect to the Series' investments in domestic equity securities. SMC is a wholly-owned subsidiary of Security Benefit Life Insurance Company. MFR has also engaged Lexington Management Corporation ("Lexington"), Park 80 West Plaza Two, Saddle Brook, New Jersey 07662, to provide certain investment advisory services to the Global High Yield Series, Global Asset Allocation Series and Emerging Market Total Return Series. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

     Subject to the supervision and direction of the Fund's Board of Directors, MFR and Lexington, and with respect to the Global Asset Allocation Series, SMC, manage the Series' portfolios in accordance with each Series' stated investment objective and policies and make all investment decisions. MFR has agreed that total annual expenses of the respective Series (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Series are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. MFR will contribute such funds to the Series or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its investment management services, MFR receives on an annual basis, .75 percent of the average daily net assets of the Global High Yield Series, and 1 percent of the average daily net assets of each of the Global Asset Allocation Series and Emerging Markets Total Return Series, computed on a daily basis and payable monthly. As compensation for the services provided to the Global Asset Allocation Series, MFR pays each of Lexington and SMC, as Sub-Advisers, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the Global High Yield and Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Adviser, on an annual basis, a fee equal to .20 percent of the average daily net assets of each such Series. Fees paid to the Sub-Advisers are calculated daily and payable monthly.

     SMC also acts as the administrative agent for the Series, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service the Investment Manager receives on an annual basis, an administrative fee of .045 percent of the average daily net assets of each Series calculated daily and payable monthly and an accounting fee equal to the greater of .10 percent of the average

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                                       27
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PROSPECTUS
================================================================================

daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 1, 1998; (ii) $45,000 in the year ended May 1, 1997; or (iii) $60,000 in the year ended May 1, 2000. SMC also acts as the transfer agent and dividend disbursing agent for the Series. The Series' expenses include fees paid to MFR and SMC as well as expenses of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses approved by the Board of Directors of the Fund.

     For the period June 1, 1995 (date of inception) to December 31, 1995, the total annualized expenses, as a percentage of average net assets, were 2.00 percent for Class A shares and 2.75 percent for Class B shares of Global High Yield Series. Expense information is not yet available for the other Series as they did not begin operations until May 1, 1997.

PORTFOLIO MANAGEMENT

     The Global Asset Allocation Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series' portfolio receives sub-investment advisory services from Lexington for international equities and SMC for domestic equities. The Global High Yield Series is managed by an investment management team of Lexington and MFR. Denis
P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing the Series and have managed the Series since its inception in 1995. The Emerging Markets Total Return Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series receives sub-investment advisory services from Lexington.

     Denis Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of Lexington, is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining the Investment Manager in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in Charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manger with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception, May 1, 1997.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From

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PROSPECTUS
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April 1990 to August 1992,  Ms.  Ramirez was the President  and Chief  Executive
Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

HOW TO PURCHASE SHARES

     As discussed below, shares of the Series may be purchased with either a front-end or contingent deferred sales charge. Each Series reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Series do not issue certificates for Series shares except upon written request by the stockholder.

     Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of SBG, is principal underwriter for the Series. Shares of the Series may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of the Series available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of the Series will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Distributor prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Distributor prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS

     The Series offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B on page _____ for a discussion of possible reductions in the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than

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PROSPECTUS
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spreading such cost over time,  might consider Class A shares.  Other  investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Series will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

Class A shares of the Series are offered at net asset value plus an initial sales charge as follows:

                                                SALES CHARGE
                                  -------------------------------------------
   AMOUNT OF                        APPLICABLE    PERCENTAGE OF   PERCENTAGE
  PURCHASE AT                     PERCENTAGE OF    NET AMOUNT     REALLOWABLE
OFFERING PRICE                    OFFERING PRICE    INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                     4.75%           4.99%          4.00%
$50,000 but less than $100,000        3.75%           3.90%          3.00%
$100,000 but less than $250,000       2.75%           2.83%          2.20%
$250,000 but less than $1,000,000     1.75%           1.78%          1.40%
$1,000,000 and over                    None            None       (See below)
--------------------------------------------------------------------------------

     Purchases of Class A shares in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page
______.

     The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLAN

     In addition to the sales charge deducted from Class A shares at the time of purchase, each Series is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by the Series to the Distributor, to finance various activities relating to the distribution of Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Series.

     Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of each Series' Class A shares. The distribution fee is charged to each Series in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by the Series to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated among the Series on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.

     The Class A Distribution Plan authorizes payment by the Class A shares of the Series of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Series' books to obtain certain administrative services for

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the Series'  Class A  stockholders.  The services  include,  among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Series and their transactions with the Series. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Series. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning the Series for registered representatives interested in selling shares of the Series and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of the Series by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Series' Statement of Additional Information.

     The Series' Class A Distribution Plan may be terminated at any time by vote of the directors of the Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares of the Series. In the event the Class A Distribution Plan is terminated by the Series' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

     Class B shares of the Series are offered at net asset value, without an initial sales charge. With certain exceptions, the Series may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

      YEAR SINCE         CONTINGENT DEFERRED
   PURCHASE WAS MADE         SALES CHARGE
        First                     5%
        Second                    4%
        Third                     3%
        Fourth                    3%
        Fifth                     2%
  Sixth and following             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to SMC.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B

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shares.  Because  the net asset  value  per  share of the Class A shares  may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of the Series bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Series' Plan provides for payments at an annual rate of
1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Series are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     NASD Rules limit the aggregate amount that each of the Funds may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Series. The Distributor intends to seek full payment of such charges from the Series (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Series would be within permitted limits.

     Each Series' Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Series make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF
CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of

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$1,000,000  or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge, (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Series pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page _____ for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Series. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or MFR may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Series. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Series will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Series for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors

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would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Series may be purchased at net asset value by (1) directors, officers and employees of the Funds, MFR (and its affiliates) or the Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Series.

     Class A shares of the Series also may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE

     The annualized portfolio turnover rate for the Global High Yield Series for the period June 1, 1995 (date of inception) to December 31, 1995, was 127 percent. Portfolio turnover information is not yet available for the other Series as they did not begin operations until May 1, 1997. The portfolio turnover rate of the Series may exceed 100 percent, but is not expected to do so. Higher portfolio turnover subjects a Series to increased brokerage costs and may, in some cases, have adverse tax effects on a Series or its stockholders.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Series. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to MFR or who sell shares of the Series. MFR may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Series in the selection of a broker.

     Securities held by the Series also may be held by other investment advisory clients of MFR, including other investment companies. Purchases or sales of the same security occurring on the same day may be aggregated and executed as a single transaction, subject to MFR's obligation to seek best execution. Aggregated purchases or

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sales  are  generally  effected  at an  average  price  and on a pro rata  basis
(transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Series' Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Series' Transfer Agent, Security Management Company, LLC ("SMC"). A request is made in proper order by submitting the following items to SMC: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by SMC for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. SMC reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact SMC by calling 1-800-_________, extension ______.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by SMC. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of SMC, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, SMC must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedures, the Series repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

     Requests also may be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

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TELEPHONE REDEMPTIONS

     Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from SMC. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by SMC, a stockholder may redeem shares by calling the Series at (800) _______, extension _______, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes SMC to act upon the instructions of any person identifying themselves as the owner of an account or the owner's broker. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by SMC or the Fund.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described in "How to Redeem Shares" on page ______.

DIVIDENDS AND TAXES

     It is the policy of the Global High Yield Series to pay dividends from net investment income quarterly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. The other Series expect to distribute, at least once a year, substantially all of the Series' net investment income and net realized capital gains. Because
Class A shares of the Series bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Series bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Series with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Series at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless SMC is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder also may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

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     Each  Series is to be treated  separately  in  determining  the  amounts of income and capital gains distributions. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.

     Certain requirements relating to the qualification of a Series as a regulated investment company may limit the extent to which a Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series' ability to qualify as a regulated investment company might be affected.

     The Series will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

     Each of the Series intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Series, and makes federal income tax upon income and capital gains generated by a Series' investments, the sole responsibility of its stockholders provided the Series continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Series generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Series distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain by the Series are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Series as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gain regardless of how long a stockholder has held the Series' shares and regardless of whether received in cash or reinvested in additional shares.

     At December 31, 1995, Global High Yield Series had accumulated net realized losses on sales of investments in the amount of $2,410.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice  as  to  each  year's  taxable  dividends  and   distributions,   if
applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Series.

     The Series are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to exemptions from tax. If applicable, the Series will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While stockholders of the Series will indirectly bear the

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cost of any foreign tax withholding,  they will not be able to claim foreign tax credit or deduction for taxes paid by the Series.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Series plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Series.

     Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by SMC, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

     Because the expenses of distribution are borne by Class A shares of the Series through a front-end sales charge and by Class B shares of such Series through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

     The Series may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield," "average annual total return" and "aggregate total return."

     Yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

     Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over periods of one, five and ten years (up to the life of the Series). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Series expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Series on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

     Quotations of performance reflect only the performance of a hypothetical investment in a Series during the particular time period on which

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

the calculations are based. Such quotations for the Series will vary based on changes in market conditions and the level of the Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating performance to current or prospective stockholders, the Series also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. The Series will include performance data for both Class A and Class B shares of the Series in any advertisement or report including performance data of the Series.

     For  a  more  detailed   description  of  the  methods  used  to  calculate
performance, see the Series' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN

     An investor in the Series may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Series shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Series purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (800) ___________, extension _________.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will be allowed only if shares with a current offering price of $5,000 or more are deposited with SMC, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

and Waiver of Contingent Deferred Sales Charges," page _____. A Systematic Withdrawal form may be obtained from the Series.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Series may exchange those shares for shares of another of the Series. Exchanges may be made only in those states where shares of the Series into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Series may be exchanged for Class A and Class B shares, respectively, of another Series. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase. Exchanges of Class A shares are made at net asset value without a front-end sales charge.

     For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

     Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Fund upon 60 days' notice to stockholders. A current prospectus of the Series into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from SMC. Once authorization has been received by SMC, a stockholder may exchange shares by telephone by calling the Funds at (800) ____________, extension ________, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

     A stockholder who authorizes telephone exchanges authorizes SMC to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Series. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, SMC nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund.

RETIREMENT PLANS

     The Series have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Series' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of the Fund provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series.

     The Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in seven series: MFR Emerging Markets Total Return, MFR Global Asset Allocation, MFR Global High Yield, Corporate Bond, Limited Maturity Bond, U.S. Government, and High Yield Series. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Each of the Series currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation.

     When issued and paid for, each Series' shares will be fully paid and nonassessable by the Series. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of each series of the Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of a Fund's outstanding shares.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information may write to the Series at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call 1-800-_________________, extension ________.

--------------------------------------------------------------------------------
                                       41

PROSPECTUS                                                           APPENDIX A
================================================================================

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA  --  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects

--------------------------------------------------------------------------------

PROSPECTUS                                                           APPENDIX A
================================================================================

of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds in which no interest is being paid.

     D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------------------------------------------------------------
                                       43

PROSPECTUS                                                           APPENDIX B
================================================================================

APPENDIX B

REDUCED SALES CHARGES
CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Series.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Series a Purchaser may combine all previous purchases of the Series with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing the Class A shares of a Series and one or more of the other Series in those states where shares of the Series being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser of the Series may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Series. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Series if the Purchaser is required to pay additional sales charges. Any dividends paid by the Series will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Series have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Series, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Series within 30 days after the redemption request.

     The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Series.

--------------------------------------------------------------------------------
                                       44

         SECURITY INCOME FUND


            -   CORPORATE BOND SERIES
            -   LIMITED MATURITY BOND SERIES
            -   U.S. GOVERNMENT SERIES
            -   HIGH YIELD SERIES


         SECURITY TAX-EXEMPT FUND
         SECURITY CASH FUND


         STATEMENT OF ADDITIONAL INFORMATION
         MAY 1, 1997
         RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
         AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
         (913) 295-3127
         (800) 888-2461


INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001


CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY INCOME FUND
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001


                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                   May 1, 1997
                 (RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461, ext. 3127.


                                TABLE OF CONTENTS

                                                         Page

General Information.....................................    1
Investment Objectives and Policies of the Funds.........    2
   Security Income Fund.................................    2
     Corporate Bond Fund................................    2
     Limited Maturity Bond Fund.........................    3

     U.S. Government Fund...............................    5
     High Yield Fund....................................    6

   Security Tax-Exempt Fund.............................    8
   Security Cash Fund...................................   12
Investment Methods and Risk Factors.....................   14
Investment Policy Limitations...........................   26
   Income Fund's Fundamental Policies...................   26
   Tax-Exempt Fund's Fundamental Policies...............   27
   Cash Fund's Fundamental Policies.....................   28
Officers and Directors..................................   29
Remuneration of Directors and Others....................   31
How to Purchase Shares..................................   32
   Corporate Bond, Limited Maturity Bond,
     U.S. Government, High Yield and
     Tax-Exempt Funds...................................   32
   Alternative Purchase Options.........................   32
   Class A Shares.......................................   33
   Security Income Fund's Class A Distribution Plan.....   33
   Class B Shares.......................................   34
   Class B Distribution Plan............................   35
   Calculation and Waiver of Contingent Deferred Sales
     Charges............................................   35
     Arrangements With Broker/Dealers and Others........   36
     Cash Fund..........................................   37
Purchases at Net Asset Value............................   37
Accumulation Plan.......................................   38
Systematic Withdrawal Program...........................   38
Investment Management...................................   39
   Portfolio Management.................................   41
   Code of Ethics.......................................   41
Distributor.............................................   42
Allocation of Portfolio Brokerage.......................   42
Determination of Net Asset Value........................   43
How to Redeem Shares....................................   45
   Telephone Redemptions................................   46
How to Exchange Shares..................................   46
   Exchange by Telephone................................   47
Dividends and Taxes.....................................   48
Organization............................................   52
Custodian, Transfer Agent and Dividend-Paying Agent.....   52
Independent Auditors....................................   53
Performance Information.................................   53
Retirement Plans........................................   55
Individual Retirement Accounts (IRAs)...................   55
SIMPLE IRAs.............................................   56
Pension and Profit-Sharing Plans........................   56
403(b) Retirement Plans.................................   56
Simplified Employee Pension Plans (SEPPs)...............   57
Financial Statements....................................   57
Tax-Exempt vs. Taxable Income...........................   57
Appendix A..............................................   58

GENERAL INFORMATION

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 45.)


     Each of the Corporate Bond Series ("Corporate Bond Fund"), Limited Maturity Bond Series ("Limited Maturity Bond Fund"), U.S. Government Series ("U.S. Government Fund") and High Yield Series ("High Yield Fund") of Security Income Fund, Security Tax-Exempt Fund ("Tax-Exempt Fund"), and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 26. An investment in one of the Funds does not constitute a complete investment program.


     The value of the shares of each Fund fluctuates with the value of the portfolio securities. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 48.)


     The shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). The shares of Cash Fund are sold to the public at net asset value. There is no sales charge or load when purchasing shares of Cash Fund. (See "How to Purchase Shares," page 32.)

     The Funds receive investment advisory, administrative, accounting, and transfer agency services from Security Management Company, LLC (the "Investment Manager") for a fee. The Investment Manager has guaranteed that the aggregate annual expenses (including the management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed any expense limitation imposed by any state and shall not for Tax-Exempt and Cash Funds exceed 1% of the average net assets of the Fund for the year. (See page 39 for a discussion of the Investment Manager and the Investment Advisory Contract.)


     Each Fund will pay all its expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation expenses affecting it.


     Under a Distribution Plan adopted with respect to the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), these Funds are authorized to pay to the Distributor, an annual fee of
 .25% of the average daily net assets of the Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds to finance various distribution-related activities. (See "Security Income Fund's Class A Distribution Plan," page 33.)

     Under Distribution Plans adopted with respect to the Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 35.)

     The Funds may utilize short-term trading to a limited extent in order to take advantage of differentials in bond yields consistent with their respective investment objectives. The portfolio turnover rate for the Funds' Class A and B shares of Corporate Bond, U.S. Government and Tax-Exempt Funds for the fiscal year ended December 31, 1995, was: Corporate Bond - 200%; U.S. Government - 81%; and Tax-Exempt - 103%. The portfolio turnover rate for the Funds' Class A and B shares for the fiscal year ended December 31, 1994 was: Corporate Bond - 204%; U.S. Government - 220%; and Tax-Exempt - 88%. The annualized portfolio turnover rate for the Class A and B shares of Limited Maturity Bond Fund for the period January 17, 1995 (date of inception) to December 31, 1995 was 4%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. Portfolio turnover information is not yet available for the High Yield Fund as it did not begin operations until August of 1996.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY INCOME FUND


     Security Income Fund ("Income Fund") consists of seven diversified Series (Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, MFR Emerging Markets Total Return, MFR Global Asset Allocation and MFR Global High Yield (formerly Global Aggressive Bond) Funds), each of which represents a different investment objective and which has its own identified assets and net asset values. The investment objectives of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are each described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.


     Corporate Bond, Limited Maturity Bond and U.S. Government Funds will purchase solely debt securities and will not invest in securities which are not publicly traded or marketable. Short-term obligations may be purchased in any amount as the Investment Manager deems appropriate for defensive or liquidity purposes. Each Fund's portfolio may include a significant amount of debt securities which sell at discounts from their face amount as a result of current market conditions. For example, debt securities with fixed-rate coupons are generally sold at a discount from their face amount during periods of rising interest rates.

     Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of stockholders of the Series.

CORPORATE BOND FUND

     The investment objective of the Corporate Bond Fund is to conserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage-backed securities ("MBSs"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

     Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to the Prospectus for a description of corporate bond ratings.
Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     Corporate Bond Fund may invest up to 25% of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment
Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     Corporate Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 10 to 25 years under normal circumstances.

     Corporate Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

LIMITED MATURITY BOND FUND

     The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) mortgage-backed securities ("MBSs"); and (viii) investment grade asset-backed securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the Fund's dollar weighted average maturity will range from 2 to 10 years. It will never exceed 10 years.

     Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. See Appendix A to the Prospectus for a description of corporate bond ratings.

     The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

     The Fund may invest in Yankee CDs which are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest up to 25% of its net assets in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities will not exceed 25% of the Fund's net assets. Investment in securities of foreign issuers presents certain risks, including future political and economic developments and the possible imposition of foreign governmental laws and restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

     The Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

     Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15% of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

     The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 25% of its net assets in MBSs, including CMOs and mortgage pass-through securities.

     The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest.


     Limited Maturity Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when issued securities.


     Limited Maturity Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

     The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed (as to principal and interest) by, the U.S. Government, its agencies (such as the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. U.S. Government securities include bills, Certificates of Indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments including deposits and bankers acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities. If the deposits of the Fund in a depository institution are not fully insured by the FDIC, the Fund will analyze the credit quality of the issuing institution prior to making any such deposit and will retain a record of that analysis.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Under normal circumstances, the Fund will invest at least 80% of the value of its total assets in U.S. Government securities.

     U.S. Government Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association (GNMA) certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either issued by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

     The Fund may invest in other mortgage-backed securities (MBSs) as discussed under "Investment Methods and Risk Factors - Mortgage-Backed Securities and Collateralized Mortgage Obligations" in the Prospectus. MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, or securities issued by private issuers. The Fund may not invest more than 20% of the value of its total assets in MBSs issued by private issuers. The Fund will not invest in any stripped mortgage-backed securities.

     The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

     These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund shareholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased. It is anticipated that securities invested in by this Fund will be held by the Fund on an average from three to five years.

     While there is minimal credit risk involved in the purchase of U.S. Government securities, as with any fixed income security the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed income investments, and a decline in interest rates will tend to increase their value. In addition, while debt securities with longer maturities normally produce higher yields, they are subject to potentially greater capital changes in market value than obligations with shorter maturities.

     The potential for appreciation in GNMAs and other MBSs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of MBSs occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

     While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables, published in 1981, utilize a 12-year average life assumption for GNMA pools of 26-30 year mortgages, and GNMA certificates continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates decline, which would result in a shorter average life than 12 years.


HIGH YIELD FUND


     The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities;
(vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Fund may also invest up to 35% of its assets in common stock

(which may include ADRs), warrants and rights. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high-yielding, high risk debt securities.

     High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.

     High Yield Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. See the discussion of such instruments under "Investment Methods and Risk Factors." The Fund will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. High Yield Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

     High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10% of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved.  The  Fund  may  also  purchase  or  sell  securities  on  a  "forward commitment" basis and may enter into "repurchase agreements", "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness.

     High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

     As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, which require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the prospectus and this statement of additional information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the prospectus. As an operating policy, the Fund will not engage in short sales.

     The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     From time to time, High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund will range from 5 to 15 years under normal circumstances.

SECURITY TAX-EXEMPT FUND

     The investment objective of Tax-Exempt Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital. Tax-Exempt Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes under the Internal Revenue Code including the alternative minimum tax. There is no assurance that Tax-Exempt Fund's objective will be achieved. Although there is no present intention to do so, the Fund's investment objective may be changed by the Board of Directors without stockholder approval.

     The tax-exempt securities in which Tax-Exempt Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities. These securities are referred to as "municipal securities" and are described in more detail below.

     Tax-Exempt Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A,
BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Tax-Exempt Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20% of the Fund's total assets would be invested in such unrated municipal securities.

     With respect to rated securities, there is no percentage limitation on the amount of Tax-Exempt Fund's assets which may be invested in securities within any particular rating classification. A description of the ratings is contained in Appendix B to the Prospectus. Baa securities are considered "medium grade" obligations by Moody's, and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Baa securities are described by Moody's as obligations on which "interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's, "such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." The ratings of Moody's and S&P represent their respective opinions of the quality of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

     Although Tax-Exempt Fund invests primarily in municipal bonds with maturities greater than one year, it also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable, will be short-term municipal securities. (See "Municipal Securities," below.) Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive" position, investments in short-term municipal securities will represent less than 20% of the Fund's total assets.

     From time to time, on a temporary basis, Tax-Exempt Fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Tax-Exempt Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers. Tax-Exempt Fund may invest its assets in bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities.

     Tax-Exempt Fund may invest in repurchase agreements which are agreements by which a purchaser (e.g., Tax-Exempt Fund) acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Income earned by the Fund on repurchase agreements is not exempt from federal income tax even if the transaction involves municipal securities. Tax-Exempt Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are illiquid or not readily marketable, would exceed 10% of the net assets of the Fund. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

     Tax-Exempt Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     See Appendix B to the prospectus for a further description of Moody's and S&P ratings relating to municipal securities. As noted earlier, when Tax-Exempt Fund is in a temporary "defensive" position, there is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES

     MUNICIPAL BONDS. Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds which pay tax-exempt interest are in most cases revenue bonds and do not generally carry the pledge of the full faith and credit of the issuer of such bonds. The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Tax-Exempt Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of an industrial user which has, including predecessors, less than three years' operational history.

     There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Tax-Exempt Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

     As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

     Tax-Exempt Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Tax-Exempt Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. (See "Investment Policy Limitations," page 26.) Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

     Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Tax-Exempt Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Tax-Exempt Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

     WHEN-ISSUED PURCHASES. From time to time, in the ordinary course of business, Tax-Exempt Fund may purchase municipal securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. Securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal security on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the security in determining its net asset value. Tax-Exempt Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Tax-Exempt Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow, use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it would not normally expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

     PUTS OR STAND-BY COMMITMENTS. Tax-Exempt Fund may purchase, from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which the Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. Tax-Exempt Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

     In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The
IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the Fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the Fund and gave the seller no rights in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Amounts paid by Tax-Exempt Fund for a put will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

     SHORT-TERM MUNICIPAL SECURITIES. Although Tax-Exempt Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from time to time for defensive purposes, a portion of its assets may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

     Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable-rate demand notes. Short-term municipal notes include tax anticipation notes (notes issued in anticipation of the receipt of tax funds), bond anticipation notes (notes issued in anticipation of receipt of the proceeds of bond placements), revenue anticipation notes (notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and project notes (obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. government). Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

     The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an arrangement under which the Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account. Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of Tax-Exempt Fund.

     Tax-Exempt Fund may also invest in variable-rate demand notes. Variable-rate demand notes are tax-exempt obligations which are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. The yield on a variable rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that applicable to a master demand note). Variable-rate demand notes typically are callable by the issuer prior to maturity.

     Where short-term municipal securities are rated, the Tax-Exempt Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of AA or better by S&P or MIG 2 or better by Moody's; for municipal paper this includes A-2 or better by S&P or Prime-2 or better by Moody's. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated municipal securities. This limitation provides that not more than 20% of Tax-Exempt Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

     Tax-Exempt Fund also may engage to a limited extent in portfolio trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of a particular issue or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

SECURITY CASH FUND

     The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. The Fund will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which Cash Fund may invest consist of the following:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

     BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

     CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

     Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses.

     Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or,
(ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or,
(ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest as well as a description of the above mentioned ratings.

     Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

     Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's total assets will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

     Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     RULE 144A SECURITIES. Certain of the securities acquired by Cash Fund may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A was adopted by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") in 1990. It provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create some resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with Cash Fund's policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

     VARIABLE RATE INSTRUMENTS. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

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

     Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. The Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Fund investments in nongovernment obligations are subject to the ability of the issuer to satisfy its obligations.

     Cash Fund also intends to maintain a net asset value per share of $1.00, although there can be no assurance it will be able to do so. It is the Fund's policy to declare dividends on a daily basis of an amount equal to the net income plus or minus any realized capital gains or losses. (See "Dividends and Taxes," page 48.)

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.


     GENERAL RISK FACTORS. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.


     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

     Certain of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Certain of the Funds also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     BORROWING. Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.


     From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3%, Limited Maturity Bond, Tax-Exempt and Cash Funds may each borrow up to 10% and Corporate Bond and U.S. Government Funds may each borrow up to 5% of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of generating income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.


     RESTRICTED SECURITIES (RULE 144A SECURITIES). Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.


     The High Yield Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS). Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.


     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.


     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.


     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Prospectus. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.


     The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.


     CONVERTIBLE SECURITIES AND WARRANTS. Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     CMOs may be issued  in a variety  of  classes  and the Funds may  invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES. Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

DERIVATIVE INSTRUMENTS:  OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES


     WRITING COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Investment Manager believes that writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.


     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.


     The premium which a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Investment Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Fund is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

     The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     WRITING COVERED PUT OPTIONS. Certain of the Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


     The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.


     PURCHASING PUT OPTIONS. Certain of the Funds may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Investment Manager or the Sub-Adviser and MFR as applicable, deem it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

     Certain Funds also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     PURCHASING CALL OPTIONS. Certain Funds may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     The Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.


     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. Certain Funds may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


     The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the

Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of October Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in October, the "delivery month") by the purchase of another Futures Contract of October Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

     The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's custodian, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

     RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.


     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.


     In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.


     INTEREST RATE AND CURRENCY SWAPS. Certain of the Funds may enter into interest rate, index and currency swaps and the purchase or sale of related caps, floors and collars. A Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Funds, the Investment Manager, the Sub-Adviser and MFR, as applicable, believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager, Sub-Adviser and MFR, as applicable. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     EMERGING COUNTRIES. Certain of the Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.


     An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager and relevant Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.


     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.


     NON-U.S. WITHHOLDING TAXES. A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

     COSTS. Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

     AMERICAN DEPOSITARY RECEIPTS (ADRS). Certain of the Funds may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operate within certain fundamental investment policy limitations. These limitations may not be changed for the Funds without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund.

INCOME FUND'S FUNDAMENTAL POLICIES


     The  fundamental   investment  policies  of  the  Income  Fund,  which  are
applicable to each of the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are:

 1. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment policy does not apply to the High Yield Fund.


 2. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.


 3. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that for the High Yield Fund, this limitation applies only with respect to 75% of the value of its total assets.


 4. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

 5. Not to invest in companies for the purpose of exercising control of management.

 6.  Not to act as underwriter of securities of other issuers.

 7. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 8. Not to purchase or sell real estate. (This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

 9. Not to buy or sell commodities or commodity contracts; provided, however, that the Funds may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

10. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to the High Yield Fund.


11. Not to invest its assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment policy does not apply to High Yield Fund.


12. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.


13. With respect to each of the Corporate Bond and U.S. Government Funds, not to borrow money except for emergency purposes, and then not in excess of 5% of its total assets at the time the loan is made. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) With respect to the Limited Maturity Bond Fund, not to borrow money in excess of 10% of its total assets at the time the loan is made, and then only as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objectives and policies. With respect to High Yield Fund, not to borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, High Yield Fund may borrow in amounts not exceeding 33 1/3% of the value of its total assets at the time when the loan is made.

14. Not to purchase securities of any other investment company; provided, however that Limited Maturity Bond Fund and the High Yield Fund may purchase securities of any investment company if in compliance with the Investment Company Act of 1940.

15. With respect to each of the Corporate Bond and U.S. Government Funds, not to issue senior securities; provided, however, that Limited Maturity Bond Fund and the High Yield Fund may issue senior securities if in compliance with the Investment Company Act of 1940.

16. With respect to Corporate Bond and U.S. Government Funds, not to invest in restricted securities (restricted securities are securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition); provided, however that Limited Maturity Bond Fund may invest in restricted securities if those securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933; and High Yield Fund may not invest more than 15% of its total assets in illiquid securities.

     With respect to Fundamental Policy (1), the High Yield Fund has entered into undertakings with the Arizona Securities Department, pursuant to which the Fund has agreed to limit the purchase of securities of issuers in operation for less than three years ("unseasoned issuers") to 5% of total Fund assets. The Fund may exceed the 5% limit if, in the future, such Department permits a larger percentage of assets to be invested in unseasoned issuers. With respect to Fundamental Policy (16), the High Yield Fund has agreed with the Arkansas Securities Department to limit its investment in securities which it is restricted from selling to the public without registration under the Securities Act of 1933 to 10% of Fund assets. The Fund may invest up to 15% of Fund assets in such securities if the Arkansas Department changes its position on this matter in the future or if the Fund's investment policies, at some time in the future, are no longer subject to the jurisdiction of such Department.


     The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Fund interprets Fundamental Policy (8) to prohibit the purchase of real estate limited partnerships.

TAX-EXEMPT FUND'S FUNDAMENTAL POLICIES

     Tax-Exempt Fund's fundamental investment policies are:

 1. Not to invest more than 20% of its assets in securities which are not tax-exempt securities, except for temporary defensive purposes;

 2. Not to borrow money, except that borrowings from banks for temporary or emergency purposes may be made in an amount up to 10% of the Fund's total assets at the time the loan is made;

 3. Not to issue senior securities as defined in the Investment Company Act of 1940 except insofar as the Fund may be deemed to have issued senior securities by reason of borrowing money for temporary or emergency purposes or purchasing securities on a when-issued or delayed delivery basis;

 4. Not to purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short;

 5. Not to make loans, except that this does not prohibit the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or entry into a repurchase agreement;

 6. Not to engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in purchasing and selling portfolio securities;

 7. Not to invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 8. Not to invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

 9. Not to purchase securities of other investment companies, or acquire voting securities, except in connection with a merger, consolidation, acquisition or reorganization;

10. Not to invest more than 25% of its total assets in securities the issuers of which are in the same industry. For purposes of this limitation, the U.S. government, its agencies or instrumentalities, and state or municipal governments and their political subdivisions are not considered members of any industry;

11. Not to pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by fundamental investment policy number (2) above;

12. Not to write, purchase or sell put or call options or combinations thereof, except that it may purchase and hold puts or "stand-by commitments" relating to municipal securities, as described in this prospectus;

13. Not to invest in securities which are not readily marketable, securities the disposition of which is restricted under federal securities laws or repurchase agreements maturing in more than seven days (collectively "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

     For purposes of restrictions (8) and (10) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

     The above limitations are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value or net assets will not result in violation of such limitations.

CASH FUND'S FUNDAMENTAL POLICIES

     Cash Fund's fundamental investment policies are:

 1. Not to purchase any securities other than those referred to under "Security Cash Fund," page 12;

 2. Not to borrow money, except that the Fund may borrow for temporary purposes or to meet redemption requests which might otherwise require the untimely disposition of a security (not for leveraging) in amounts not exceeding 10% of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. It is intended that any such borrowing will be liquidated before additional portfolio securities are purchased;

 3. Not to pledge its assets or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction 2;

 4. Not to make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies or (b) by investment in repurchase agreements, subject to limitations described under "Security Cash Fund," page 12;

 5. Not to invest in the securities of an issuer if the officers and directors of the Fund or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities;

 6. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

 7. Not to purchase more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding debt securities of any issuer are considered one class.)

 8. Not to invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. (For purposes of this restriction, utilities will be divided according to their services; for example, gas, gas transmission, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to investment in bank obligations or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.)

 9. Not to purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities;

10. Not to invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. (This restriction shall not apply to banks or any obligation of the United States Government, its agencies or instrumentalities.)

11. Not to engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

12.  Not to make short sales of securities;

13. Not to purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate;

14. Not to invest for the purpose of exercising control of management of another company;

15. Not to purchase oil, gas or other mineral leases, rights, or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

16. Not to purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

17.  Not to write,  purchase or sell puts, calls, or combinations  thereof;

18.  Not to purchase or sell commodities or commodity futures contracts;

19. Not to issue senior securities as defined in the Investment Company Act of 1940.

     In order to permit the sale of shares of Cash Fund in certain states, the Fund may make commitments more restrictive than the fundamental restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its stockholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

     Any investment restriction except restriction 2, which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by Cash Fund.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

WILLIS A. ANTON, JR., Director                                  Partner, Classic Awning & Design.  Prior to October 1991,
3616 Yorkway                                                    President, Classic Awning & Design.
Topeka, Kansas 66604

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors. Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991,
3616 Canterbury Town Road                                       Secretary and Director, Palmer Companies, Inc. (Wholesale
Topeka, Kansas 66610                                            Periodicals).

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                                  Senior Vice President, Security Benefit Group, Inc. and
1266 South Street                                               Security Benefit Life Insurance Company.  Prior to June
Needham, MA 02192                                               1996, President, Chief Investment Officer and Director,

                                                                Security Management Company.  Prior to April 1992, Managing
                                                                Director, Prudential Life.

HUGH L. THOMPSON, Director                                      President, Washburn University.
1700 College
Topeka, KS 66621

JAMES R. SCHMANK, Vice President and Treasurer                  President (Interim), Treasurer, Chief Fiscal Officer and
                                                                Managing Member Representative, Security Management
                                                                Company, LLC; Vice President and Interim Chief Investment
                                                                Officer, Security Benefit Group, Inc. and Security Benefit
                                                                Life Insurance Company.

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Portfolio Manager, Security
                                                                Management Company, LLC; Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Assistant Treasurer and Assistant Secretary  Assistant Vice President, Assistant Treasurer and Assistant
                                                                Secretary, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

STEVEN M. BOWSER, Assistant Vice President                      Assistant Vice President and Portfolio Manager, Security
(Income Fund)                                                   Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to October 1992, Assistant Vice President
                                                                and Portfolio Manager, Federal Home Loan Bank.

GREGORY A. HAMILTON, Assistant Vice President                   Second Vice President, Security Management Company, LLC,
(Income and Tax-Exempt Funds)                                   Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.  Prior to December 1992, First Vice
                                                                President and Manager of Investments Division, Mercantile
                                                                National Bank.

BARBARA J. DAVISON, Assistant Vice President                    Compliance Officer, Assistant Vice President and Portfolio
(Cash Fund)                                                     Manager, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.  Prior to 1996, Assistant
                                                                Vice President-Operations, Security Benefit Life Insurance
                                                                Company.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Counsel, Security Benefit Group, Inc. and
                                                                Security Benefit Life Insurance Company.  Prior to June
                                                                1992, student at Washburn University School of Law.

--------------------------------------------------------------------------------
* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended.

** These directors serve on the Funds' audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.
--------------------------------------------------------------------------------

     The officers of the Funds hold identical offices with each of the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Equity Fund and Mr. Hamilton who is also Assistant Vice President of SBL Fund and Security Equity Fund. The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager. See the table under "Investment Management," page 39, for positions held by such persons with the Investment Manager. Mr. Young and Ms. Lee hold identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland and Schmank are also directors and Vice Presidents of the Distributor and Ms. Harwood is Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $100 per hour and reasonable travel costs for each meeting of the Funds' audit committee attended.

     The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1996, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex"), are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------------------------------------------
                                                            PENSION OR RETIREMENT
                         AGGREGATE COMPENSATION              BENEFITS ACCRUED AS         ESTIMATED             TOTAL
                                                            PART OF FUND EXPENSES         ANNUAL         COMPENSATION FROM
                      ------------------------------    ------------------------------
NAME OF                            TAX-                              TAX-                BENEFITS        THE SECURITY FUND
DIRECTOR OF            INCOME     EXEMPT     CASH        INCOME     EXEMPT     CASH        UPON         COMPLEX, INCLUDING
THE FUND                FUND       FUND      FUND         FUND       FUND      FUND     RETIREMENT           THE FUNDS
------------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.   $1,442    $1,442    $1,442            $0       $0        $0         $0                 $17,300
Donald A. Chubb, Jr.    1,458     1,458     1,458             0        0         0          0                  17,500
John D. Cleland             0         0         0             0        0         0          0                       0
Donald L. Hardesty      1,442     1,442     1,442             0        0         0          0                  17,300
Penny A. Lumpkin        1,483     1,483     1,483             0        0         0          0                  17,800
Mark L. Morris, Jr.     1,483     1,483     1,483             0        0         0          0                  17,800
Jeffrey B. Pantages         0         0         0             0        0         0          0                       0
Harold G. Worswick*         0         0         0             0        0         0          0                  17,800
Hugh L. Thompson            0         0         0             0        0         0          0                       0
Jack H. Hamilton          721       721       721             0        0         0          0                   8,950
------------------------------------------------------------------------------------------------------------------------------

*Each of the Security  Income,  Tax-Exempt and Cash Funds have accrued  deferred compensation in the amount of $1,483 for Mr. Worswick as of December 31, 1995.
--------------------------------------------------------------------------------


     On January 31, 1997, the Funds' officers and directors (as a group) beneficially owned 44,346; 229; 532 and 27,615 of Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds, respectively, which represented approximately .434%, .046%, .032% and 1.181% of the total outstanding Class A shares on that date. Cash Fund's officers and directors (as a group) beneficially owned 341,669 shares which represented approximately .776% of the total outstanding shares on January 31, 1997.

HOW TO PURCHASE SHARES


     As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.


     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.


CORPORATE  BOND,  LIMITED  MATURITY  BOND,  U.S.  GOVERNMENT,   HIGH  YIELD  AND
TAX-EXEMPT FUNDS

     Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds. Investors may purchase shares of these Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 38.) An application may be obtained from the Distributor.


     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Funds. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS


     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds offer two classes of shares:


     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES


     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds are offered at net asset value plus an initial sales charge as follows:


------------------------------------------- ---------------------------------------------------------------------------------
                                                                              SALES CHARGE
                                            ---------------------------------------------------------------------------------
                                                APPLICABLE                                                    PERCENTAGE
AMOUNT OF PURCHASE                             PERCENTAGE OF                PERCENTAGE OF NET                 REALLOWABLE
AT OFFERING PRICE                             OFFERING PRICE                 AMOUNT INVESTED                  TO DEALERS
------------------------------------------- -------------------- ----------------------------------------- ------------------
Less than $50,000........................          4.75%                           4.99%                         4.00%
$50,000 but less than $100,000...........          3.75                            3.90                          3.00
$100,000 but less than $250,000..........          2.75                            2.83                          2.20
$250,000 but less than $1,000,000........          1.75                            1.78                          1.40
$1,000,000 or more.......................          None                            None                       (See below)
------------------------------------------- -------------------- ----------------------------------------- ------------------

     Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 35. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Tax-Exempt Fund and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

SECURITY INCOME FUND'S CLASS A DISTRIBUTION PLAN


     As discussed in the prospectus, each of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes these Funds to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of each Fund to finance various activities relating to the distribution of such shares of the Funds to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Directors of Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective on August 15, 1985, and was renewed by the directors of Income Fund on February 2, 1996, as to each of Corporate Bond and U.S. Government Funds. The Plan was adopted with respect to Limited Maturity Bond on October 21, 1994 and was renewed by the directors of Income Fund on February 2, 1996. The Plan was adopted with respect to the High Yield Fund on May 3, 1996. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan.

Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Funds.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Pantages (directors of the Fund), Messrs. Young, Schmank, Hamilton and Swickard, Ms. Tedder, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.


     Benefits from the Distribution Plan may accrue to the Funds and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

     Distribution fees paid by Class A stockholders of Corporate Bond, Limited Maturity Bond and U.S. Government Funds to the Distributor under the Plan for the year ended December 31, 1995, totaled $__________. Approximately $__________ of this amount was paid as a service fee to broker/dealers and $__________ was spent on promotions. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning Corporate Bond and U.S. Government Funds. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.


CLASS B SHARES


     Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.


     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

        YEAR SINCE PURCHASE             CONTINGENT DEFERRED
         PAYMENT WAS MADE                   SALES CHARGE
             First                             5%
             Second                            4%
             Third                             3%
             Fourth                            3%
             Fifth                             2%
        Sixth and Following                    0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower, or in the case of Tax-Exempt Fund, no distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN


     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of Corporate Bond, U.S. Government and Tax-Exempt Funds on July 23, 1993 and was renewed on February 2, 1996. The Plan was adopted with respect to Limited Maturity Bond Fund on October 21, 1994 and was renewed on February 2, 1996. The Plan was adopted with respect to the High Yield Fund on May 3, 1996. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.


     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.


     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds to the Distributor under the Plan for the year ended December 31, 1995, totaled $__________. The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under
Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan,
(vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of shares of the Funds pursuant to a Systematic Withdrawal Program (refer to page 38 for details).

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares (except shares of Cash Fund) in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                   APPLICABLE MARKETING
AGGREGATE NEW SALES                                  ALLOWANCE FACTOR*
--------------------------------------------------------------------------------

Less than $2 million...............................        .00%
$2 million but less than $5 million................        .15%
$5 million but less than $10 million...............        .25%
$10 million but less than $15 million..............        .35%
$15 million but less than $20 million..............        .50%
$20 million or more................................        .75%
--------------------------------------------------------------------------------
*The maximum marketing allowance factor applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
-------------------------------------------------------------------------------

     For the calendar year ended December 31, 1995, Legend Equities Corporation received a marketing allowance in the amount of $11,302.

CASH FUND

     Cash fund offers a single class of shares which is offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   BY MAIL.

     (a) A check or negotiable bank draft should be sent to:

                               Security Cash Fund
                                  P.O. Box 2548
                            Topeka, Kansas 6660l-2548

     (b) Make check or draft payable to "Security Cash Fund."

     (c) For initial investment include a completed investment application found at the back of the prospectus.

2.   BY WIRE.

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) Wire federal funds to: Bank IV of Topeka
                      Attention Security Distributors, Inc.
                              Topeka, Kansas 66603

         Include investor's name and the account number.

     (c) For initial investment, send a completed investment application to the Fund at the above address.

3. THROUGH BROKER/DEALERS. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

     Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

PURCHASES AT NET ASSET VALUE


     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.


     Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.


ACCUMULATION PLAN


     Investors in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.


     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.


     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.


     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 35. A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

     Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, has served as investment adviser to Income Fund, Tax-Exempt Fund and Cash Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980. The current Investment Advisory Contracts for Income Fund, Tax-Exempt Fund and Cash Fund, respectively, are dated March 27, 1987, October 7, 1983 and June 23, 1980, and were renewed by the Funds' Board of Directors at a regular meeting held February 2, 1996. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with over $15.5 billion of insurance in force, is incorporated under the laws of Kansas.


     Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Tax-Exempt and Cash Funds exceed 1% of the Fund's average net assets for the year. The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.


     The most restrictive expense limitation currently imposed by state securities regulation, of which the Investment Manager is aware, provides that the aggregate annual expenses of an investment company shall not exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets of the investment company for any fiscal year, determined at least monthly. For this limitation, "aggregate annual expenses" include management fees, but exclude interest, taxes, brokerage commissions, extraordinary expenses (such as litigation) and distribution fees.


     For its services, the Investment Manager is entitled to receive compensation on an annual basis equal to .5% of the average daily closing value of the Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Fund's net assets and .60% of the average daily closing value of the High Yield Fund, each computed on a daily basis and payable monthly. During the fiscal years ended December 31, 1995, 1994 and 1993, the Funds paid the following amounts to the Investment Manager for its services: 1995 - $549,076; 1994 - $__________; and 1993 - $__________ for Income Fund; 1995 -
$128,492;  1994 - $146,469;  and 1993 - $156,664 for Tax-Exempt Fund; and 1995 -
$254,139;  1994 -  $285,251;  and 1993 - $238,198  for Cash Fund.  For the years ended December 31, 1995, 1994 and 1993, the Investment Manager agreed to limit the total expenses (including its compensation, but excluding interest, taxes and extraordinary expenses and Class B distribution fees) of Corporate Bond and U.S. Government Funds to 1.1% of the average daily net assets of the respective Funds. Accordingly, the Investment Manager reimbursed the U.S. Government Fund in the following amounts: 1995 - $16,803; 1994 - $11,684; and 1993 - $10,364;
and Corporate Bond Fund: 1995 - $15,121 and 1994 - $4,276. For the years ended December 31, 1995 and 1993, expenses incurred by Cash Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Cash Fund in the following amounts: 1995 - $12,968 and 1993 - $9,761. For the year ended December 31, 1995 and 1994, expenses incurred by Tax-Exempt Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Tax-Exempt Fund 1995 - $4,504 and 1994 - $1,505. The Investment Manager agreed to waive all of the management fees for the Limited Maturity Bond Fund through July 1, 1995. In addition, the Investment Manager agreed to waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds for the fiscal year ended December 31, 1996.


     Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

     The Investment Advisory Contracts between Security Management Company, LLC and Income Fund, Tax-Exempt Fund and Cash Fund, dated March 27, 1987, October 7, 1983 and June 23, 1980, respectively, expire on April 1, 1997, May 1, 1997 and June 1, 1997. The contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.


     Pursuant to Administrative Services Agreements with the Funds dated April 1, 1987, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of .09% of the average net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds and .045% of the average net assets of Cash Fund, calculated daily and payable monthly. During the fiscal years ended December 31, 1995, 1994 and 1993, the Funds paid the following amounts for administrative services: 1995 - $98,667; 1994 - $__________; and 1993 - $__________ for
Income Fund; 1995 - $23,129;  1994 - $26,364;  and 1993 - $28,199 for Tax-Exempt
Fund; and 1995 - $22,898; 1994 - $25,703; and 1993 - $21,674 for Cash Fund.

     Under the Administrative Services Agreements identified above, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 ($.50 for Cash Fund) per dividend transaction. During the fiscal years ended December 31, 1995, 1994, and 1993, the Funds paid the following amounts for transfer agency services: 1995 - $127,227; 1994 - $__________; and 1993 - $__________ for Income Fund; 1995 - $16,716; 1994 -
$18,811;  and 1993 - $19,044 for Tax-Exempt  Fund;  and 1995 - $152,798;  1994 -
$139,429; and 1993 - $140,300 for Cash Fund.

     The total expenses of the Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Funds for the fiscal year ended December 31, 1995 were $1,028,682; $35,014; $102,085; $231,904; and $503,338; respectively.
The expense ratio for fiscal year 1995 was 1.02% and 1.85%, respectively of the average net assets of Class A and B shares of the Corporate Bond Fund and 1.11% and 1.87%, respectively, of the average net assets of Class A and Class B shares of U.S. Government Fund. The expense ratio for the fiscal year was .86%, 2.00% and 1.00% respectively, of the average net assets of the Class A and Class B shares of Tax-Exempt Fund and Cash Fund. The expense figures quoted are net of expense reimbursements and by fees paid indirectly as a result of earnings credits earned on overnight cash balances. For the period January 17, 1995 (date of inception) to December 31, 1995 the expense ratios were .84% for Class A shares and 1.71% for Class B shares of Limited Maturity Bond Fund, respectively. Expense information is not yet available for the High Yield Fund as it did not begin operations until August of 1996.

     The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:


---------------------- ------------------------------------------ -----------------------------------------------------------
NAME                   POSITIONS WITH THE FUNDS                   POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
---------------------- ------------------------------------------ -----------------------------------------------------------

James R. Schmank       Vice President and Treasurer               President (Interim), Treasurer, Chief Fiscal Officer and
                                                                  Managing Member Representative

John D. Cleland        President and Director                     Senior Vice President and Managing Member Representative

Jane A. Tedder         Vice President                             Vice President and Senior Portfolio Manager

Mark E. Young          Vice President                             Vice President-Operations

Amy J. Lee             Secretary                                  Secretary

Brenda M. Harwood      Assistant Treasurer and Assistant          Assistant Vice President, Assistant Treasurer
                       Secretary                                  and Assistant Secretary

Steven M. Bowser       Assistant Vice President                   Assistant Vice President and Portfolio Manager

Gregory A. Hamilton    Assistant Vice President                   Second Vice President

Barbara J. Davison     Assistant Vice President                   Compliance Officer, Assistant Vice President
                                                                  and Portfolio Manager
---------------------- ------------------------------------------ -----------------------------------------------------------

PORTFOLIO MANAGEMENT

     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Tax-Exempt and Cash Funds will be managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Greg Hamilton, Second Vice President of the Investment Manager has day-to-day responsibility for managing Corporate Bond, Limited Maturity Bond and Tax-Exempt Funds and has managed the Funds since January 1996. Steve Bowser, Assistant Vice President and Portfolio Manager of the Investment Manager, has day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank, Second Vice President and Portfolio Manager for the Investment Manager has had day-to-day responsibility for managing High Yield Fund since its inception in 1996.

     Greg Hamilton has been in the investment field since 1983. He received his Bachelor of Arts degree in Business from Washburn University in 1984. Prior to joining Security Management Company in January of 1993, he was First Vice President, Treasurer and Portfolio Manager with Mercantile National Bank, Los Angeles, California, from 1990 to 1993. From 1986 to 1990, he was Managing Director of Consulting Services for Sendero Corporation, Scottsdale, Arizona. Prior to Sendero Corporation, he was employed as Fixed Income Research Analyst at Peoples Heritage Savings and Loan from 1983 to 1986.

     Mr. Bowser joined the Investment Manager in 1992 and has managed the U.S. Government Fund since 1995. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.


     Tom Swank, Portfolio Manager of the Investment Manager, has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

CODE OF ETHICS


     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it:
(a) is being considered for purchase or sale by one or more of the Funds; (b) is being purchased or sold by one or more of the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR


     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds pursuant to Distribution Agreements dated March 27, 1984, as amended, and October 7, 1983, respectively. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Variflex Variable Annuity Account, Variflex LS Variable Annuity, the Parkstone Variable Annuity Account and Security Varilife Separate Account.


     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


     The Distributor received gross underwriting commissions on sales of Class A shares of $80,868, $________, and $_________ for Income Fund and $20,691,
$64,008, and $148,622 for Tax-Exempt Fund and retained net underwriting commissions of $9,910, $________, and $__________ for Income Fund and $4,103,
$13,009, and $15,186 for Tax-Exempt Fund for the fiscal years ended December 31, 1995, 1994 and 1993, respectively.


     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

     Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker/dealer.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO. No brokerage commissions were paid by the Funds for the years ended December 31, 1995, 1994 and 1993.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.


     Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

     U.S. Government Fund will generally value securities at market value, if available. If market value is not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at prices based on market quotations for securities of similar type, yield, quality and duration.

     Valuations furnished by the pricing service with respect to Tax-Exempt Fund's municipal securities are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are readily available are valued at the last reported sale price, or, if no sales are reported on that day, at the mean between the latest available bid and asked prices. Securities for which market quotations are not readily available (which are expected to constitute the majority of Tax-Exempt Fund's portfolio securities) are valued at the best available current bid price by the pricing service, considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service. Tax-Exempt Fund's taxable short-term securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

     Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

     During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The use of amortized cost and the maintenance of Cash Fund's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

     The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of Cash Fund instruments prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant net asset value per share of $1.00. See "Security Cash Fund," page 12, and "Dividends and Taxes," page 48. Since dividends from net investment income will be accrued daily and paid monthly, the net asset value per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

     U.S. Government Fund and Tax-Exempt Fund may use the amortized cost valuation technique utilized by Cash Fund for securities with maturities of 60 days or less. In addition, U.S. Government and Tax-Exempt Funds may use a similar procedure for securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

     The Funds will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager less any applicable deferred sales charge. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.


     Cash Fund offers redemption by check and Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds offer redemption by check on Class A shares only. High Yield Fund does not offer redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Such checks for Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds may be drawn payable to the order of any payee (not to cash) in any amount of $250, if the account value is $1,000 or more. Such checks for Cash Fund may be drawn in any amount of $100 or more. Checks of each of the Funds may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Fund shares fluctuates from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." Each new stockholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a stockholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future stockholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.


     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 55.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

     Tax-Exempt Fund's Articles of Incorporation provide that, in order to minimize expenses, the Fund may, pursuant to a resolution of the Board of Directors, adopt a procedure whereby it would redeem stockholder accounts in which there are fewer than 50 shares (or such lesser amount as the board determines) after having given the stockholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented only after six months' prior notice to all stockholders that the procedure will be put into effect. The Board of Directors has no present plan to implement an involuntary redemption procedure.

TELEPHONE REDEMPTIONS

     Stockholders of the Funds may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 45.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor (which also acts as principal underwriter for Security Equity, Growth and Income and Ultra Funds), stockholders of the Funds may exchange their shares for shares of another of the Funds, Security Equity Fund, Security Growth and Income Fund or Security Ultra Fund (the "Security Funds"). Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another of the Security Funds or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

     Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective net asset values of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the stockholder were purchasing shares of the other Security Fund(s) for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging stockholder directly to the Distributor and the net asset value of the shares being exchanged will be reduced by a like amount.

     Stockholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.

     Exchanges may be accomplished by submitting a written request to the Investment Manager, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.

     An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 48.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

     Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the Security Funds, including charges and expenses, are contained in the current prospectus describing each Fund. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

     The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various funds are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).


     It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds to pay dividends from net investment income monthly. It is the policy of the Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge.


     Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the net asset value on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares. To the extent that Tax-Exempt Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, its dividends are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends do not qualify for the dividends-received deduction for corporations.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them, and designated by the Fund as a capital gain dividend whether received in cash or reinvested in additional shares, and regardless of the period of time such shares have been owned by the stockholder. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     Tax-Exempt Fund intends to qualify to pay "exempt-interest dividends" to its stockholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Tax-Exempt Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. Tax-Exempt Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

     To the extent that Tax-Exempt Fund's interest income is attributable to private activity bonds, dividends allocable to such income, while exempt from the regular federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. In addition, for corporate stockholders of Tax-Exempt Fund, exempt interest may comprise part or all of an adjustment to alternative minimum taxable income.

     Stockholders of the Funds who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from Tax-Exempt Fund, is used to calculate the portion of Social Security benefits that is taxed.

     Under the Internal Revenue Code, a stockholder may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by Tax-Exempt Fund are included in alternative minimum taxable income, corporate stockholders may be subject to the environmental tax.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuer. Neither the Investment Manager nor Tax-Exempt Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.


     Each of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and High Yield Fund (the Series of Income Fund) will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.


     A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     ORIGINAL ISSUE DISCOUNT. Debt securities purchased by a Fund (such as zero coupon bonds) may be treated for U.S. federal income tax purposes as having original issue discount. Original issue discount is treated as interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by a Fund, is treated for federal income tax purposes as income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by a Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Fund makes the election to include market discount currently).

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax adviser before purchasing Tax-Exempt Fund shares. (See "Municipal Securities," page 9.) Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of Income and Tax-Exempt Funds provide for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.


     Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in seven series, Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund, MFR Emerging Markets Total Return Fund, MFR Global Asset Allocation Fund and MFR Global High Yield Fund (formerly Global Aggressive Bond
Fund). The shares of each Series of Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Tax-Exempt and Cash Funds have not issued shares in any additional series at the present time. Tax-Exempt and Cash Funds have authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Tax-Exempt and Cash Funds will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.


     On certain matters, such as the election of directors, all shares of the Series of Income Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Tax-Exempt

Fund and Cash Fund. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.


INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of each Fund to serve as the independent auditors of the Funds, and as such, the firm will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent yield for Tax-Exempt Fund and average annual total return and aggregate total return for Tax-Exempt and Income Funds.

     For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Cash Fund's current yield for the seven-day period ended December 31, 1995 was 5.08%.

     Cash Fund's effective (or compound) yield for the same period was 5.21%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield of the Fund may be obtained by calling the Fund.

     Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

     With respect to Income Fund and Tax-Exempt Fund, quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      (( A-B     )6
                            YIELD = 2 ((----- + 1)  - 1)
                                      ((  CD     )

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     Tax-Exempt Fund's tax-equivalent yield, like yield, is based on a 30-day period and is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by one minus a stated income tax rate and adding the resulting figure to that portion of the Fund's yield, if any, that is not tax-exempt.

     For the 30-day period ended December 31, 1995, the yield for the Class A shares of the following Funds was 5.26% for Corporate Bond Fund, 4.86% for Limited Maturity Bond Fund, 5.68% for the U.S. Government Fund, and 4.60% for Tax-Exempt Fund. For the same period, the tax equivalent yield for the Class A shares of Tax-Exempt Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 5.41% and 6.39%. For the 30-day period ended December 31, 1996, the yield for the Class A shares of the High Yield Fund was 7.10%.

     For the 30-day period ended December 31, 1995, the yield for the Class B shares of the following Funds was 4.73% for the Corporate Bond Fund, 4.43% for Limited Maturity Bond Fund, 5.25% for the U.S. Government Fund, and 3.72% for Tax-Exempt Fund. For the same period, the tax equivalent yield for the Class B shares of Tax-Exempt Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 4.38% and 5.17%. For the 30-day period ended December 31, 1996, the yield for the Class B shares of the High Yield Fund was 6.68%.

     There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Income Fund or Tax-Exempt Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                  P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended December 31, 1995, the average annual total return for Class A shares of the Corporate Bond Fund was 12.67%, 8.26% and 7.91%, respectively. For the 1-year period ended December 31, 1995, the average annual total return for Class B shares of Corporate Bond Fund was 12.26%. For the period October 19, 1993 (date of inception) to December 31, 1995, the average annual total return for Class B shares of the Corporate Bond Fund was -.22%.

     For the 1-, 5- and 10-year periods ended December 31, 1995, the average annual total return for Class A shares of the U.S. Government Fund was 15.99%, 7.67% and 7.86%, respectively. For the 1-year period ended December 31, 1995, the average annual total return for Class B shares of U.S. Government Fund was 15.94%. For the period October 19, 1993 (date of inception) to December 31, 1995, the average annual total return for Class B shares of the U.S. Government Fund was 2.40%.

     For the 1-, 5- and 10-year periods ended December 31, 1995, the average annual total return for Class A shares of Tax-Exempt Fund was 10.01%, 6.31% and 6.56%, respectively. For the 1-year period ended December 31, 1995, the average annual total return for Class B shares of Tax-Exempt Fund was 9.29%. For the period October 19, 1993 (date of inception) to December 31, 1995, the average annual total return for Class B shares of Tax-Exempt Fund was -.64%.


     For the period January 17, 1995 (date of inception) to December 31, 1995, the average annual total return for Class A and B shares of Limited Maturity Bond Fund was 7.63% and 7.18%, respectively.

     For the period August 5, 1996 (date of inception) to December 31, 1996, the average annual total return for Class A and B shares of High Yield Fund was .23% and -.24%, respectively.

     The aggregate total return for Income and Tax-Exempt Funds is calculated for any specified period of time pursuant to the following formula:



                                P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

     The aggregate total return on an investment made in Class A shares of the Corporate Bond Fund, the U.S. Government Fund and Tax-Exempt Fund calculated as described above for the period from December 31, 1985, for the Corporate Bond Fund, U.S. Government Fund and Tax-Exempt Fund, through December 31, 1995 was 114.1%, 113.7% and 88.8%, respectively. These figures reflect deduction of the maximum initial sales load.

     The aggregate total return on an investment made in Class B shares of the Corporate Bond Fund, the U.S. Government Fund and Tax-Exempt Fund calculated as described above for the period October 19, 1993 through December 31, 1995 was -.5%, 5.4% and -1.4%, respectively. These figures reflect deduction of the maximum contingent deferred sales charge.

     The aggregate total return on an investment made in Class A and B shares of the Limited Maturity Bond Fund for the period January 17, 1995 through December 31, 1995 was 7.63% and 7.18%, respectively. These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge.

     The aggregate total return on an investment made in Class A and B shares of the High Yield Fund for the period August 5, 1996 (date of inception) through December 31, 1996, was .10% and -.10%, respectively. These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge.


     In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yield, tax-equivalent yield, average annual total return or aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS


     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 50l(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Fund shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.


     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.


     Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.


     A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans. Because Tax-Exempt Fund's investment objective is to obtain a high level of interest income exempt from federal taxes, Tax-Exempt Fund is not an appropriate investment for retirement plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)


     Individual Retirement Account Custodial Agreements are available to provide investment in shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Cash Fund, or in other Funds in the

Security Group. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $2,250; the taxpayers may choose how to allocate the $2,250 between the accounts, as long as no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS


     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Cash Fund or other Funds in the Security Group in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of the Funds (except High Yield Fund), which are contained in the Funds' Annual Report dated December 31, 1995, and the unaudited financial statements of the High Yield Fund for the period August 5, 1996 (date of inception) to December 31, 1996, are incorporated herein by reference. Copies of the Annual Report and the unaudited financial statements of High Yield Fund are provided to every person requesting the Statement of Additional Information.

TAX-EXEMPT VS. TAXABLE INCOME

     The following table shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields using the 1996 tax rates contained in the Internal Revenue Code as modified by the Tax Reform Act of 1986. Beginning in 1989, federal income brackets will be indexed each year to reflect changes in the Consumer Price Index. The table illustrates what you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket. Locate your income (after deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable yield you would need to match a given tax-free yield. There is, of course, no assurance that an investment in Tax-Exempt Fund will result in the realization of any particular return.

------- ----------------------------------------- ---------- --------------------------------------------------------------
                                                    Your
                                                   income
                                                     tax
               If your taxable income is:          bracket                     And a tax-free yield of:
           Joint Return         Single Return        is:       5%      6%      7%     8%      9%     10%     11%     12%
------- -------------------- -------------------- ---------- ------- ------- ------- ------ ------- ------- ------- -------
1996
              0  -  40,100         0  -  24,000     15.0%      5.88    7.06    8.24    9.41  10.59   11.76   12.94   14.12
         40,100  -  96,900    24,000  -  58,150     28.0       6.94    8.33    9.72   11.11  12.50   13.89   15.28   16.67
         96,900  - 147,700    58,150  - 121,300     31.0       7.25    8.70   10.14   11.59  13.04   14.49   15.94   17.39
        147,700  - 263,750   121,300  - 263,750     36.0       7.81    9.38   10.94   12.50  14.06   15.63   17.19   18.75
        263,750 and over     263,750 and over       39.6       8.28    9.93   11.59   13.25  14.90   16.56   18.21   19.87
------- -------------------- -------------------- ---------- ------- ------- ------- ------ ------- ------- ------- -------

                                   APPENDIX A


     CLASS A SHARES OF CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND TAX-EXEMPT FUNDS


REDUCED SALES CHARGES


     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds alone or in combination with Class A shares of other Security Funds.


     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION


     To reduce  sales  charges on  purchases  of  Corporate  Bond Fund,  Limited
Maturity Bond Fund, U.S. Government Fund, High Yield or Tax-Exempt Fund, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Fund for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Tax-Exempt Fund, Security Growth and Income, Security Ultra Fund, or Security Equity Fund in those states where shares of the Funds being purchased are qualified for sale.


STATEMENT OF INTENTION


     A Purchaser in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Tax-Exempt Funds may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Tax-Exempt Fund, Security Equity Fund, Security Growth and Income Fund, or Security Ultra Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.


     A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from the Investment Manager.

REINSTATEMENT PRIVILEGE


     Stockholders who redeem their Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund or Tax-Exempt Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Fund without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Equity Fund, Security Ultra Fund, or Security Growth and Income Fund up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

December 31, 1996
(Unaudited)


                    SECURITY INCOME FUND (HIGH YIELD SERIES)


PRINCIPAL/                                                        MARKET VALUE
# OF SHARES                    SECURITY DESCRIPTION              (U.S. DOLLARS)
-------------------------------------------------------------------------------

                                 CORPORATE BONDS

         APPAREL - 3.0%
$150,000 Tultex Corporation, 10.625% - 2005                            $163,312

         AUTOMOBILES - 3.2%
$170,000 Exide Corporation, 10.00% - 2005                               177,225

         BANKS & CREDIT - 1.9%
$100,000 B.F. Saul Reit, 11.625% - 2002                                 107,500

         BEVERAGES - 3.7%
$100,000 Delta Beverage Group, 9.75% - 2003                             102,250
$100,000 Cott Corporation, 9.375% - 2005                                103,000
                                                             ------------------
                                                                        205,250
         BROADCAST MEDIA - 4.4%
$100,000 Heritage Media Corporation, 8.75% - 2006                        96,500
$135,000 Allbritton Communications Company 11.50%, 2004                 143,100
                                                             ------------------
                                                                        239,600

         CHEMICALS - 3.3%
$170,000 Envirodyne Industries, Inc., 12.00% - 2000                     180,837

         COMMUNICATION SERVICES - 9.5%
$170,000 Rogers Cablesystems, 9.625% - 2002                             178,075
$135,000 Comcast Corporation, 9.125% - 2006                             138,037
$100,000 Century Communications, 9.50% - 2005                           102,500
$100,000 Cablevision Systems Corporation, 10.75% - 2004                 104,000
                                                             ------------------
                                                                        522,612

         ELECTRIC UTILITIES - 5.5%
$135,000 AES Corporation, 10.25% - 2006                                 145,800
$150,000 Cal Energy Company Inc., 9.50% - 2006                          154,500
                                                             ------------------
                                                                        300,300

         ENTERTAINMENT - 5.0%
$100,000 Station Casinos Inc., 10.125% - 2006                           100,250
$180,000 Showboat, Inc., 9.25% - 2008                                   177,075
                                                             ------------------
                                                                        277,325

         FINANCIAL SERVICES - 1.9%
$100,000 Dollar Financial Group, 10.875% - 2006                         103,000

         FOOD PROCESSING - 2.6%
$135,000 TLC Beatrice International Holdings, 11.50% - 2005             143,100

         HEALTH CARE SERVICES - 1.8%
$100,000 Regency Health Services, 9.875% - 2002                         101,250

         HOUSEHOLD PRODUCTS - 1.2%
$100,000 Semi-Tech Corporation, 0% - 2003                                65,750

                            See accompanying notes.

December 31, 1996
(Unaudited)

PRINCIPAL/                                                        MARKET VALUE
# OF SHARES                    SECURITY DESCRIPTION              (U.S. DOLLARS)
-------------------------------------------------------------------------------

         MANUFACTURING - 3.8%
$100,000 Shop Vac Corporation, 10.625% - 2003                           105,250
$100,000 Sequa Corporation, 9.375% - 2003                               101,000
                                                             ------------------
                                                                        206,250

         MEDICAL - 1.9%
$100,000 Maxxim Medical, 10.50% - 2006                                  104,500

         MISCELLANEOUS - 1.8%
$100,000 Jordan Industries, 10.375% - 2003                               98,750

         OIL - 5.3%
$150,000 Seagull Energy Corporation, 8.625% - 2005                      155,625
$135,000 Maxus Energy, 9.50% - 2003                                     136,688
                                                             ------------------
                                                                        292,313

         PACKAGING & CONTAINERS - 1.9%
$100,000 Plastic Containers, Inc., 10.00% - 2006                        103,250

         PETROLEUM - 1.9%
$100,000 Crown Central Petroleum, 10.875% - 2005                        102,125

         PUBLISHING - 6.2%
$180,000 KIII Communications Corporation, 10.625% - 2002                189,000
$170,000 Golden Books Publishing, 7.65% - 2002                          153,425
                                                             ------------------
                                                                        342,425

         RECREATION - 1.9%
$100,000 AMF Group, Inc., 10.875% - 2006                                105,500

         RESTAURANTS - 2.6%
$135,000 Carrols Corporation, 11.50% - 2003                             143,438

         STEEL - 0.9%
 $50,000 AK Steel Corporation, 9.125% - 2006                             51,375

         TEXTILES - 4.4%
$135,000 Westpoint Stevens Inc., 9.375% - 2005                          138,713
$100,000 Pillowtex Corporation, 10.00% - 2006                           104,000
                                                             ------------------
                                                                        242,713

         TOBACCO - 2.6%
$135,000 Dimon, Inc., 8.875% - 2006                                     141,244

         TRANSPORTATION - 6.0%
$135,000 Teekay Shipping Corporation, 8.32% - 2003                      135,000
$175,000 Atlas Air, Inc., 12.25% - 2002                                 194,031
                                                             ------------------
                                                                        329,031

         Total corporate bonds (cost $4,711,221) - 88.2%              4,849,975

                            See accompanying notes.

December 31, 1996
(Unaudited)

PRINCIPAL/                                                        MARKET VALUE
# OF SHARES                    SECURITY DESCRIPTION              (U.S. DOLLARS)
-------------------------------------------------------------------------------

                                 PREFERRED STOCK

   1,750 First Nationwide Bank - 3.6%                                $  200,375

         Total preferred stock (cost  $192,062)  -  3.6%                200,375

         Total investments (cost $4,903,283) - 91.8%                  5,050,350
         Cash and other assets, less liabilities - 8.2%                 448,756
                                                             ------------------
         Total net assets - 100.0%                                   $5,499,106
                                                             ==================

                                   UNAUDITED
                                  BALANCE SHEET
                                DECEMBER 31, 1996

                                                                   HIGH YIELD
                                                                   BOND SERIES
ASSETS
Investments, at value (identified cost $4,903,283).................. $5,050,350
Cash................................................................    335,499
Receivables:
    Fund shares sold................................................        323
    Interest........................................................    116,259
    Security Management Company, LLC................................        158
                                                                      ---------
          Total assets.............................................. $5,502,589
                                                                      =========
LIABILITIES AND NET ASSETS
Liabilities:
    12b-1 distribution plan fees....................................      2,972
    Custodian and transfer agent fees...............................         80
    Administration fees.............................................        431
                                                                      ---------
          Total liabilities.........................................      3,483
Net Assets:
    Paid in capital.................................................  5,387,902
    Undistributed net investment income.............................        721
    Accumulated undistributed net realized (loss)
       on sale of investments and foreign currency
       transactions.................................................    (36,585)
    Net unrealized appreciation in value of investments
       and translation of assets and
       liabilities in foreign currency..............................    147,067
                                                                      ---------
          Net assets................................................  5,499,106
                                                                      ---------
              Total liabilities and net assets...................... $5,502,589
                                                                      =========
CLASS "A" SHARES
Capital shares outstanding..........................................    181,468
Net assets.......................................................... $2,780,234
Net asset value per share
   (net assets divided by shares outstanding).......................      15.32
Add:  Selling commission (4.75% of offering price)..................        .76
                                                                      ---------
Offering price per share (net asset
   value divided by 95.25%).........................................     $16.08
                                                                      =========
CLASS "B" SHARES
Capital shares outstanding..........................................    177,479
Net assets.......................................................... $2,718,872
                                                                      ---------
Net asset value per share (net assets
   divided by shares outstanding)...................................     $15.32
                                                                      =========

                                    UNAUDITED
                             STATEMENT OF OPERATIONS
       FOR THE PERIOD AUGUST 5, 1996 (INCEPTION) TO DECEMBER 31, 1996


                                                                   HIGH YIELD
                                                                   BOND SERIES
INVESTMENT INCOME:

Interest............................................................   $192,134

EXPENSES:

Management fees.....................................................     12,264

Transfer/maintenance fees...........................................        274

12b-1 distribution plan fees........................................     13,262

Administration fees.................................................      1,920

Custodian fees......................................................        462

Professional fees...................................................      3,000

Registration fees...................................................     20,855

Other expenses......................................................        709

Reimbursement of expenses...........................................    (12,264)
                                                                      ---------

       Total expenses...............................................     40,482
                                                                      ---------

          Net investment income.....................................    151,652

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized (loss) during the period on investments................    (36,585)
                                                                      ---------

       Net realized (loss)..........................................    (36,585)

Net change in unrealized appreciation during
   the period on investments........................................    147,067
                                                                     ----------

       Net unrealized appreciation..................................    147,067
                                                                      ---------

          Net gain..................................................    110,482
                                                                      ---------

              Net increase in net assets resulting from operations..   $262,134
                                                                      =========

                                    UNAUDITED
                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIOD AUGUST 5, 1996 (INCEPTION) TO DECEMBER 31, 1996


                                                                   HIGH YIELD
                                                                   BOND SERIES
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income...........................................       $151,652
Net realized (loss).............................................        (36,585)
Unrealized appreciation during the period.......................        147,067
                                                                      ---------
    Net increase in net assets resulting from operations........        262,134
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A.....................................................        (79,995)
    Class B.....................................................        (70,935)
                                                                      ---------
          Total distributions to shareholders...................       (150,930)
CAPITAL SHARE TRANSACTIONS (A):
Proceeds from sale of shares
    Class A.....................................................      2,644,208
    Class B.....................................................      2,611,381
Dividends reinvested
    Class A.....................................................         79,998
    Class B.....................................................         70,935
Cost of shares redeemed
    Class A.....................................................            (48)
    Class B.....................................................        (18,571)
                                                                      ---------
    Net increase from capital share transactions................      5,387,903
                                                                      ---------
          Total increase in net assets..........................      5,499,106
NET ASSETS:
Beginning of period.............................................            ---
End of period                                                        $5,499,106
                                                                      =========
Undistributed net investment income.............................     $      722
                                                                      =========
(a) Shares issued and redeemed
       Shares sold
          Class A...............................................        176,201
          Class B...............................................        174,028
       Dividends reinvested
          Class A...............................................          5,270
          Class B...............................................          4,677
       Shares redeemed
          Class A...............................................             (3)
          Class B...............................................         (1,226)
                                                                     ----------
              Net increase......................................        358,947
                                                                     ==========

                                    UNAUDITED
                              FINANCIAL HIGHLIGHTS


                                                     HIGH YIELD BOND SERIES
                                                     ----------------------
                                                     CLASS A        CLASS B
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD(d):

    Net asset value beginning of period............. $15.00          $15.00

    Net investment income(c)........................   0.45            0.41

    Net realized and unrealized gain................   0.32            0.32

    Total from investment operations................   0.77            0.73

    Dividends (from net investment income)..........  (0.45)          (0.41)

    Distributions (from capital gains)..............    ---             ---

    Return of capital...............................    ---             ---

    Total distributions.............................  (0.45)          (0.41)

    Net asset value end of period...................  15.32           15.32

    Total return (a)................................   5.2%            4.9%

    Net assets end of period (thousands)............ $2,780          $2,719

    Ratio of expenses to average net assets(b)......  1.53%           2.26%

    Ratio of net income to average net assets(b)....  7.44%           6.71%

    Portfolio turnover rate.........................   169%            169%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                               1996

                        High Yield   Class A   2.13%
                                     Class B   2.86%

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Security High Yield Bond Series was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


1.  SIGNIFICANT ACCOUNTING POLICIES

    Security Income Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of Security Income Fund are currently issued in five Series, the Corporate Bond Series, the U.S. Government Series, the Limited Maturity Bond Series, the Global Aggressive Bond Series and the High Yield Bond Series, with each Series, in effect, representing a separate fund. The Income Fund is required to account for each Series separately and to allocate general expenses to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

    A. SECURITIES VALUATION - Valuations of Income Fund's securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

    B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

    C. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to recharacterization of foreign currency gains and losses.

    D. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

    E. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian expense disclosed in the Statement of Operations does not reflect the reduction in expense from the related earnings credits.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .60 of 1% of the average net assets. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. SMC agreed to waive all of the management fees for the High Yield Bond Series until December 31, 1996.

    The Fund has entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Fund. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

    As the administrative agent for the Fund, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Fund. For this service, SMC receives on an annual basis, a fee of .09% of the average daily net assets.

    Income Fund has adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

    Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor for Income Fund, received net underwriting commissions after allowances to brokers and dealers for the period ended December 31, 1996, in the amounts presented below:

                                                               HIGH YIELD SERIES

                    SDI Underwriter...........................      283
                    Broker/Dealer.............................    1,529

    Certain officers and directors of the Fund are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  INVESTMENT TRANSACTIONS

    Investment transactions for the period August 5, 1996 (inception) to December 31, 1996, (excluding overnight investments and short-term debt securities) were as follows:

                                                               HIGH YIELD SERIES

                    Purchases...................................   $8,153,564
                    Proceeds from sales.........................    3,220,588

4.  FEDERAL INCOME TAX MATTERS

    The amounts of unrealized appreciation (depreciation) as of December 31, 1996, were as follows:

                                                              HIGH YIELD SERIES

                    Gross unrealized appreciation...............   $147,567
                    Gross unrealized depreciation...............       (500)
                                                                 ----------
                    Net unrealized appreciation.................   $147,067

5.  TAX STATUS OF DIVIDENDS

    Except for tax-exempt dividends, the income dividends paid by the Fund are taxable as ordinary income on the shareholders' tax returns. None of the amount taxable as ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

         MFR EMERGING MARKETS TOTAL RETURN SERIES

         MFR GLOBAL ASSET ALLOCATION SERIES

         MFR GLOBAL HIGH YIELD SERIES

         (formerly Global Aggressive Bond Series)

         STATEMENT OF ADDITIONAL INFORMATION
         MAY 1, 1997
         RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
         AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
         (913) 295-3127
         (800) 888-2461


INVESTMENT ADVISER
  MFR Advisers, Inc.
  One Liberty Plaza, 46th Floor
  New York, New York 10006

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

SUB-ADVISERS
  Lexington Management Corporation
  Park 80 West Plaza Two
  Saddle Brook, New Jersey 07662

  SECURITY MANAGEMENT COMPANY, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

MFR EMERGING MARKETS TOTAL RETURN SERIES
MFR GLOBAL ASSET ALLOCATION SERIES
MFR GLOBAL HIGH YIELD SERIES
700 SW Harrison, Topeka, Kansas 66636-0001

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                   May 1, 1997
                 (RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling _________________.

                                TABLE OF CONTENTS

                                                         Page

General Information.....................................    1
Investment Objectives and Policies of the Series........    2
   MFR Emerging Markets Total Return Series.............   __
   MFR Global Asset Allocation Series...................   __
   MFR Global High Yield Series.........................   __
Investment Methods and Risk Factors.....................    8
Investment Policy Limitations...........................   22
Officers and Directors..................................   24
Remuneration of Directors and Others....................   25
How to Purchase Shares..................................   26
   Alternative Purchase Options.........................   26
   Class A Shares.......................................   27
   Class A Distribution Plan............................  ___
   Class B Shares.......................................   28
   Class B Distribution Plan............................   28
   Calculation and Waiver of Contingent Deferred Sales
     Charges............................................   29
Arrangements With Broker/Dealers and Others.............   30
Purchases at Net Asset Value............................   30
Accumulation Plan.......................................   30
Systematic Withdrawal Program...........................   31
Investment Management...................................   31
   Portfolio Management.................................   33
   Code of Ethics.......................................   34
Distributor.............................................   34
Allocation of Portfolio Brokerage.......................   35
Determination of Net Asset Value........................   36
How to Redeem Shares....................................   36
   Telephone Redemptions................................   37
How to Exchange Shares..................................   37
   Exchange by Telephone................................   38
Dividends and Taxes.....................................   38
Organization............................................   42
Custodian, Transfer Agent and Dividend-Paying Agent.....   42
Independent Auditors....................................   42
Performance Information.................................   42
Retirement Plans........................................   43
Individual Retirement Accounts (IRAs)...................   44
SIMPLE IRAs.............................................   44
Pension and Profit-Sharing Plans........................   45
403(b) Retirement Plans.................................   45
Simplified Employee Pension Plans (SEPPs)...............   45
Financial Statements....................................   45
Appendix A..............................................   46

GENERAL INFORMATION

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (the "Series") are series of Security Income Fund (the "Fund"), a diversified open-end management investment company (commonly known as a mutual fund). The Fund was organized as a Kansas corporation on April 20, 1965. The Fund is registered with the Securities and Exchange Commission ("SEC"), which registration does not involve supervision by the SEC of the management or policies of the Series. The name of the Global High Yield Series was Global Aggressive Bond Series prior to May 1, 1997. The investment objective and policies of the Series under its former name were identical to those of the Series presently. The Series, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 36.)

     Each Series has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of any Series, unless otherwise noted, may be changed by the Fund's Board of Directors without the approval of stockholders. Each of the Series is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 22. An investment in one of the Series does not constitute a complete investment program.

     The value of the shares of each Series fluctuates with the value of the portfolio securities. Each Series may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 38.)

     The shares of the Series are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). (See "How to Purchase Shares," page 26.)

     The Series receive investment advisory services from MFR Advisors, Inc. ("MFR") and administrative, accounting, and transfer agency services from Security Management Company, LLC ("SMC") for a fee. MFR has guaranteed that the aggregate annual expenses of the Series (including management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not exceed any expense limitation imposed by any state. MFR has engaged Lexington Management Corporation ("Lexington") to provide certain sub-advisory services to each Series and SMC to provide sub-advisory services to the Global Asset Allocation Series with respect to its investments in domestic equity securities. (See page 31 for a discussion of MFR and the Investment Advisory Contract.)

     Each Series will pay all of its expenses not assumed by MFR or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Series also will pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Series will pay nonrecurring expenses as may arise, including litigation expenses affecting it.

     Under a Distribution Plan adopted with respect to the Class A shares of the Series pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Series are authorized to pay to the Distributor, an annual fee equal to .25% of the average daily net assets of the Class A shares of the Series to finance various distribution-related activities. (See "Class A Distribution Plan," page _____.)

     Under a Distribution Plan adopted with respect to the Class B shares of the Series pursuant to Rule 12b-1 under the 1940 Act, each Series is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Series to finance various distribution-related activities. (See "Class B Distribution Plan," page 28.)

     The portfolio turnover rate for the Global High Yield Series for the fiscal year ended December 31, 1996, was ______% and for the period June 1, 1995 (date of inception) to December 31, 1995, was _____% on an annualized basis. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Series were replaced within a period of one year. Portfolio turnover information is not yet available for the Emerging Markets Total Return and Global Asset Allocation Series as they did not begin operations until May 1, 1997.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     Each Series represents a different investment objective and has its own identified assets and net asset values. The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved. Some of the risks are described below.

     The Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series may be altered by the Board of Directors of the Fund without the approval of stockholders of the Series.

MFR EMERGING MARKETS TOTAL RETURN SERIES

     The investment objective of MFR Emerging Markets Total Return Series is to seek to maximize total return. The Series under normal circumstances invests substantially all of its assets in a portfolio of emerging country and emerging market equity and debt securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Series also may invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies and debt securities of sovereign emerging market issuers. The Series may invest up to 100% of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series also may invest in securities that are in default as to payment of principal and/or interest. A description of certain debt ratings is included as Appendix A to the Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and Standard & Poor's. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of MFR Advisors, Inc. ("MFR") than would be the case if the Series were to invest in higher quality bonds. The Series may invest in fixed income securities without limitation as to maturity. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. These countries are generally expected to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging country securities are not subject to any maximum limit, and it is the intention of MFR to invest substantially all of the Series' assets in emerging country and emerging market securities. However, to the extent that the Series' assets are not invested in emerging country and emerging market securities, the remaining 35% of the assets may be invested in
(i) other equity and debt securities without regard to whether they qualify as emerging country or emerging market securities, and (ii) cash reserves of the type described under "Investment Methods and Risk Factors" in the Prospectus. In addition, for temporary defensive purposes, the Series may invest less than 65% of its assets in emerging country and emerging market securities, in which case the Series may invest in other equity or debt securities or may invest in cash reserves without limitation.

     The  Series'   investments  in  emerging  market  debt  securities  consist substantially of high yield, lower-rated debt securities of foreign corporations, and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. MFR may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Series without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest up to 100% of its total assets in debt securities with credit quality below investment grade (known as "junk bonds"). Such securities are predominantly speculative and involve a high degree of risk as discussed under "Investment Methods and Risk Factors." The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign or domestic entities.

     The Series invests in securities allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See the discussion of such risks under "Investment Methods and Risk Factors."

     MFR selectively will allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of market returns, the price appreciation potential of securities and currency exchange rate movements will present opportunities for maximum total return. In so doing, MFR intends to take advantage of the different yield, risk and return characteristics that investment in the security markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality, earnings growth potential and currency and market trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See the discussion of forward currency transactions, options and futures under "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may also invest in restricted securities as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL ASSET ALLOCATION SERIES

     The investment objective of MFR Global Asset Allocation Series is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Series is designed to balance the potential appreciation of common stocks with the income and relative stability of principal of bonds over the long term. The primary consideration in varying the asset allocation mix will be the fundamental economic outlook of the Series' Adviser, MFR, for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and MFR will not attempt to precisely "time" the market. There is, of course, no guarantee that MFR's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes. See the discussion of cash reserves under "Investment Methods and Risk Factors" in the Prospectus.

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds (U.S. and foreign, including "Brady Bonds"), short-term investments and currencies, as needed to gain exposure to foreign markets. Investment grade debt securities include long,  intermediate  and  short-term  investment  grade debt  securities
(e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by MFR). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies. See "Investment Methods and Risk Factors" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower medium to low and the Series may also purchase bonds in default if, in the opinion of MFR, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. Securities which may be held as cash reserves include liquid short-term investments of one year or less rated within the top two categories by at least one established rating organization, or if not rated, of equivalent investment quality as determined by MFR. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies and futures. Large Cap securities generally include stocks of well established companies with capitalization over $1 billion which can produce increasing dividend income. Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. MFR intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and normally to have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies also may be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $20 million in assets, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over. See "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors." The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors". To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25% of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" in the Prospectus.

     The Series may acquire illiquid securities in an amount not exceeding 15% of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of restricted securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest rating categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors."

GLOBAL HIGH YIELD SERIES

     The investment objective of the Global High Yield Series is to seek high current income. Capital appreciation is a secondary objective. The Series, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, Global High Yield Series considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Series also may invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by MFR and the Series' Sub-Adviser, Lexington Management Corporation ("Lexington"), based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Series' assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and Lexington and approved by the Board of Directors of the Series on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. The Series also may invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Global High Yield Series, MFR ordinarily will consider the following factors: prospects for relative economic growth among the different countries in which the Series may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Series values assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     Global High Yield Series may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Series may not invest 25% or more of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, Global High Yield Series may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Series to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     COMMERCIAL BANK OBLIGATIONS. For the purposes of Global High Yield Series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Global High Yield Series may invest in repurchase agreements which are agreements by which a purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Global High Yield Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists. Repurchase agreements are discussed in more detail under "Investment Methods and Risk Factors."

     Global High Yield Series may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Series also may engage in "roll" borrowing transactions which involve the Series' sale of fixed income securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Global High Yield Series will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

     BORROWING. Global High Yield Series is prohibited from borrowing money in order to purchase securities. The Series may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. See the discussion of borrowing under "Investment Methods and Risk Factors."

     SHORT SALES. The Series is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Series sells a security in anticipation that the market price of that security will decline. The Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Series only may make short sales "against the box." In this type of short sale, at the time of the sale, the
Series owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Series will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Series could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     Global High Yield Series might make a short sale "against the box" in order to hedge against market risks when MFR believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security, or when MFR wants to sell the security the Series owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in the Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where a Series owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Series will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     ILLIQUID SECURITIES. The Series may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if the Series cannot reasonably expect to receive approximately the amount at which the Series values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Fund's Board has delegated the function of making day-to-day determinations of liquidity to MFR in accordance with procedures approved by the Fund's Board of Directors. MFR takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades and quotes; (ii) the number of dealers and potential purchasers; (iii) the number of dealers that have undertaken to make a market in the security; and (iv) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). MFR will monitor the liquidity of securities held by the Series and report periodically on such decisions to the Board of Directors.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

     GENERAL RISK FACTORS. Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     SHARES OF OTHER INVESTMENT COMPANIES. The Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Each of the Series may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Series will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Series with any broker shall not exceed 15% of the total assets of the Series or $5 million, whichever is greater.

     The Series also may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     BORROWING. Each of the Series may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Series may borrow from banks and through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Series shares. The Emerging Markets Total Return and Global Asset Allocation Series may borrow up to 33 1/3%, and Global High Yield Series may borrow up to 5% of total Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of generating income, the Series may make secured loans of Series securities amounting to not more than 33 1/3% of total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by MFR (or Lexington or SMC) to be of good standing and will not be made unless, in the judgment of MFR or the relevant sub-adviser, the consideration to be earned from such loans would justify the risk.

     RESTRICTED SECURITIES (RULE 144A SECURITIES). The Series may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to MFR or the relevant sub-adviser. In making the determination regarding the liquidity of Rule 144A Securities, MFR or the relevant sub-adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, it may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     The Series also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     RISKS ASSOCIATED WITH  LOWER-RATED  DEBT SECURITIES AND COMPARABLE  UNRATED
SECURITIES (JUNK BONDS). The Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds") and unrated securities of similar credit quality. Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. The Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Series also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Risk Factors" in the Prospectus. In addition to the foregoing, such factors may include: (i) potential adverse publicity;
(ii) heightened  sensitivity to general  economic or political  conditions;  and
(iii) the likely adverse impact of a major economic recession. The Series also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     MFR and Lexington will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Series and consider their ability to assume the investment risks involved before making an investment in the Series.

     CONVERTIBLE SECURITIES AND WARRANTS. The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Series may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     CMOs may be issued in a variety of classes and the Series may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES. The Series also may invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs. See the discussion of asset-backed securities in the Prospectus.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

DERIVATIVE INSTRUMENTS:  OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES

     WRITING COVERED CALL OPTIONS. The Series may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of MFR or the relevant sub-adviser, as applicable, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring delivery of the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. MFR, Lexington and SMC believe that writing covered call options is less risky than writing uncovered or "naked" options, which the Series will not do.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Series' investment objectives. When writing a covered call option, the Series in return for the premium gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Series has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which a Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Series will realize a gain or loss from the sale of the underlying security or currency.

     The premium which a Series receives for writing a call option is deemed to constitute the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, MFR or the relevant sub-adviser, as applicable, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Series for writing covered call options will be recorded as a liability in the Series' statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Series is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Series to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Series will be able to effect such closing transactions at favorable prices. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

     The Series will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Series normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

     WRITING COVERED PUT OPTIONS. The Series may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Series would write put options only on a covered basis, which means that the Series would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Series. The Series generally would write covered put options in circumstances where MFR or the relevant sub-adviser, wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event, the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     PURCHASING PUT OPTIONS. The Series may purchase put options. As the holder of a put option, the Series would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Series may purchase a put option on an underlying security or currency ("protective put") owned by the Series as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when MFR or the relevant sub-adviser, as applicable, deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

     The Series also may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

     The premium paid by the Series when purchasing a put option will be recorded as an asset in the Series' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     PURCHASING CALL OPTIONS. The Series may purchase call options. As the holder of a call option, the Series would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Series for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Series to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Series in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     The Series also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Series' current return. For example, the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of the Series' total assets at the time of purchase.

     The Series may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Series as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Series anticipates purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options and their cover to be illiquid securities. OTC options will not be purchased unless the Series believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of MFR or the relevant sub-adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

     When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, MFR or the relevant sub-adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES CONTRACTS. The Series may enter into financial futures contracts, including stock index, interest rate and currency Futures ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. A Series' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Series will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate and currency exchange rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Series will not enter into a Futures Contract if, as a result thereof, more than 5% of the Series' total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for securities or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical security or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of October Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in October, the "delivery month") by the purchase of another Futures Contract of October Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Series.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Series, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

     The Series' Futures transactions will be entered into primarily for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Series' owns, or Futures Contracts will be purchased to protect the Series against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for MFR or the relevant sub-adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Series, in a segregated account with the Series' custodian, in order to initiate Futures trading and to maintain the Series' open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Series' performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Series. In computing daily net asset values, the Series will mark to market the current value of its open Futures Contracts. The Series expects to earn interest income on its margin deposits.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Series may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Series, or to reduce or eliminate the hedge position then currently held by the Series, the Series may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     Successful use of futures contracts by the Series for hedging purposes is subject to MFR or the relevant sub-adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Series presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying security and sold it after the decline.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a Futures Contract, the Series sets aside and commits to back the Futures Contract an amount of cash, cash equivalents, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less margin deposit.

     In the case of a Futures contract sale, the Series either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Series to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Series' assets to cover could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCY. The Series may enter into forward currency contracts and related options. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Series may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Series will utilize Forward Contracts only on a covered basis. The Series engage in forward currency transactions in anticipation of, or to protect against, fluctuations in exchange rates. The Series might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Series might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Series might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

     Forward Contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Series will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Fund's Board of Directors.

     The Series may enter into Forward Contracts either with respect to specific transactions or with respect to the Series' portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Series to sustain losses on these Contracts and transaction costs. Forward Contracts may be considered illiquid investments.

     At or before the maturity of a Forward Contract requiring the Series to sell a currency, the Series either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. Similarly, the Series may close out a Forward Contract requiring it to purchase a specified currency by entering into a second Contract entitling it to sell the same amount of the same currency on the maturity date of the first Contract. The Series would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Contract and the offsetting Contract.

     The cost to the Series of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase. Although Forward Contracts presently are not regulated by the CFTC, the CFTC, in the future, may assert authority to regulate Forward Contracts. In that event, the Series' ability to utilize Forward Contracts in the manner set forth above may be restricted.

     INTEREST RATE AND CURRENCY SWAPS. The Series may enter into interest rate, index and currency swaps and the purchase or sale of related caps, floors and collars. A Series usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Series, MFR, Lexington and SMC, as applicable, believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by MFR or the relevant sub-adviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     EMERGING COUNTRIES. The Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     CURRENCY FLUCTUATIONS. Because the Series, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Series value their assets daily in terms of U.S. dollars, the Series do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

     An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, MFR or the relevant sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. MFR and the relevant sub-adviser will consider such difficulties when determining the allocation of the Series' assets.

     NON-U.S. WITHHOLDING TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

     COSTS. Investors should understand that the expense ratio of the Series can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties with respect to investment in Eastern Europe and Russia.

     AMERICAN DEPOSITARY RECEIPTS (ADRS). Certain of the Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

     Each of the Series operates within certain fundamental investment policy limitations. These limitations may not be changed for the Series without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Series.

     The fundamental investment policies of the Series are:

  1. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Investment Adviser own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.

  2. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that this limitation applies only with respect to 75% of the value of the Series' total assets.

  3. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

 4. Not to invest in companies for the purpose of exercising control of management.

  5.  Not to act as underwriter of securities of other issuers.

  6. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

  7. Not to purchase or sell real estate. (This policy shall not prevent the Series from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

  8. Not to buy or sell commodities or commodity contracts; provided, however, that the Series may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

  9. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements; provided, however, that this investment limitation applies only to the Global High Yield Series.

10. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Series may invest in the securities of other corporations whose activities include such exploration and development.

11. With respect to the Global High Yield Series, not to borrow money, except that the Series may (a) enter into certain futures contracts and options related thereto; (b) enter into commitments to purchase securities in accordance with the Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made. The Emerging Markets Total Return and Global Asset Allocation Series may borrow in amounts not exceeding 33 1/3% of the value of total assets at the time the loan is made.

12. With respect to Global High Yield Series, not to purchase securities of any other investment company; provided, however that it may purchase securities of another investment company or investment trust, if purchased in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization.

13. With respect to Global High Yield Series not to issue senior securities (as defined in the 1940 Act) except as follows: (a) the Series may enter into commitments to purchase securities in accordance with the Series' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations;
      (b) the Series may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Series may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Series may borrow money as authorized by the 1940 Act.

14. With respect to Global High Yield Series, not to invest more than 15% of its total assets in illiquid securities.

     The Global High Yield Series will not purchase securities on margin except as provided below. The following investment policy of Global High Yield Series is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval. Global High Yield Series may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Series' total assets, at market value; and (b) no more than 5% of the Series' total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Series interpret Fundamental Policy (7) to prohibit the purchase of real estate limited partnerships.

OFFICERS AND DIRECTORS

     The officers and directors of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------

JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors. Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991,
3616 Canterbury Town Road                                       Secretary and Director, Palmer Companies, Inc. (Wholesale
Topeka, Kansas 66610                                            Periodicals).

MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                                  Senior Vice President, Security Benefit Group, Inc. and
1266 South Street                                               Security Benefit Life Insurance Company.  Prior to June
Needham, MA 02192                                               1996, President, Chief Investment Officer and Director,
                                                                Security Management Company.  Prior to April 1992, Managing
                                                                Director, Prudential Life.

HUGH L. THOMPSON, Director                                      President, Washburn University.
1700 College
Topeka, KS 66621

JAMES R. SCHMANK, Vice President and Treasurer                  President (Interim), Treasurer, Chief Fiscal Officer and
                                                                Managing Member Representative, Security Management
                                                                Company, LLC; Vice President and Interim Chief Investment
                                                                Officer, Security Benefit Group, Inc. and Security Benefit
                                                                Life Insurance Company.

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------

JANE A. TEDDER, Vice President                                  Vice President and Senior Portfolio Manager, Security
                                                                Management Company, LLC; Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Assistant Treasurer and Assistant Secretary  Assistant Vice President, Assistant Treasurer and Assistant
                                                                Secretary, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

STEVEN M. BOWSER, Assistant Vice President                      Assistant Vice President and Portfolio Manager, Security
                                                                Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to October 1992, Assistant Vice President
                                                                and Portfolio Manager, Federal Home Loan Bank.

GREGORY A. HAMILTON, Assistant Vice President                   Second Vice President, Security Management Company, LLC,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.  Prior to December 1992, First Vice
                                                                President and Manager of Investments Division, Mercantile
                                                                National Bank.

CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Counsel, Security Benefit Group, Inc. and
                                                                Security Benefit Life Insurance Company.  Prior to June
                                                                1992, student at Washburn University School of Law.

-----------------------------------------------------------------------------------------------------------------------------

* These directors are deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended.

** These directors serve on the Fund's audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Series.
--------------------------------------------------------------------------------

     The officers of the Fund hold identical offices with each of the funds in the Security Funds' complex, which consists of Security Equity, Security Ultra, Security Growth and Income, Security Tax-Exempt, Security Cash and SBL Funds, except Mr. Bowser and Mr. Hamilton who is also Assistant Vice President of SBL Fund and Security Equity Fund. The directors of the Fund also serve as directors of the Funds in the Security Funds' complex. See the table under "Investment Management," page 31, for positions held by such persons with SMC. Mr. Young and Ms. Lee hold identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland and Schmank are also directors and Vice Presidents of the Distributor and Ms. Harwood is Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Fund directors, except those directors who are "interested persons" of the Fund, receive from the Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. Each of the seven Series of the Fund paid a pro rata portion of the directors' fees based on the amount of its net assets. Certain directors who are members of the Fund's audit committee receive a fee of $100 per hour and reasonable travel costs for each meeting of the audit committee attended.

     The Fund does not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1995, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies in the "Security Fund Complex," are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

----------------------------------------------------------------------------------------------------------------------------
NAME OF                                            PENSION OR RETIREMENT
DIRECTOR OF                                         BENEFITS ACCRUED AS                               TOTAL COMPENSATION
THE FUND                  AGGREGATE COMPENSATION   PART OF FUND EXPENSES      ESTIMATED ANNUAL        FROM THE SECURITY
                              FROM THE FUND              THE FUND         BENEFITS UPON RETIREMENT      FUND COMPLEX,
                                                                                                      INCLUDING THE FUND
----------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.            $1,442                       $0                     $0                     $17,300
Donald A. Chubb, Jr.             1,458                        0                      0                      17,500
John D. Cleland                      0                        0                      0                           0
Donald L. Hardesty               1,442                        0                      0                      17,300
Penny A. Lumpkin                 1,483                        0                      0                      17,800
Mark L. Morris, Jr.              1,483                        0                      0                      17,800
Jeffrey B. Pantages                  0                        0                      0                           0
Harold G. Worswick*                  0                        0                      0                      17,800
Jack H. Hamilton                   721                        0                      0                       8,950
Hugh L. Thompson                     0                        0                      0                           0
----------------------------------------------------------------------------------------------------------------------------

* The Fund has accrued deferred compensation in the amount of $1,483 for Mr. Worswick as of December 31, 1995.
--------------------------------------------------------------------------------

     On January 31, 1997, the Fund's officers and directors (as a group) did not own shares of the Series.

HOW TO PURCHASE SHARES

     As discussed below, shares of the Series may be purchased with either a front-end or contingent deferred sales charge. Each of the Series reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Series do not issue certificates for Series shares except upon written request by the stockholder.

     Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Series. Investors may purchase shares of the Series through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Series available to their customers. (Banks and other financial institutions that make shares of the Series available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 30.) An application may be obtained from the Distributor.

     Orders for the purchase of shares of the Series will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Series. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS

     The Series offers two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Series will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of the Series are offered at net asset value plus an initial sales charge as follows:

------------------------------------------- ---------------------------------------------------------------------------------
                                                                              SALES CHARGE
                                            ---------------------------------------------------------------------------------
                                                APPLICABLE                                                    PERCENTAGE
AMOUNT OF PURCHASE                             PERCENTAGE OF                PERCENTAGE OF NET                 REALLOWABLE
AT OFFERING PRICE                             OFFERING PRICE                 AMOUNT INVESTED                  TO DEALERS
------------------------------------------- -------------------- ----------------------------------------- ------------------
Less than $50,000........................          4.75%                           4.99%                         4.00%
$50,000 but less than $100,000...........          3.75                            3.90                          3.00
$100,000 but less than $250,000..........          2.75                            2.83                          2.20
$250,000 but less than $1,000,000........          1.75                            1.78                          1.40
$1,000,000 or more.......................          None                            None                       (See below)
------------------------------------------- -------------------- ----------------------------------------- ------------------

     Purchases of Class A shares of the Series in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 29. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     As discussed in the prospectus, each of the Series has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Series to pay an annual fee to the Distributor equal to .25% of the average daily net asset value of the Class A shares of each Series to finance various activities relating to the distribution of such shares to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Series. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Series and their transactions with the Series. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Series. The Distributor is required to report in writing to the Board of Directors of the Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective with respect to Global High Yield Series on June 1, 1995, and the other Series on May 1, 1997, and was renewed by the directors of the Fund with respect to Global High Yield Series on February 7, 1997. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders of a Series vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Series.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, SMC and its officers, directors and employees, including Messrs. Cleland and Pantages (directors of the Fund), Messrs. Young, Schmank, Hamilton, Bowser and Swickard, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Series and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Series' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased
investment   flexibility  and   diversification   of  the  Series'  assets,  and
facilitating economies of scale (e.g., block purchases) in the Series' securities transactions.

     Distribution fees paid by Class A stockholders of the Global High Yield Series to the Distributor under the Plan for the year ended December 31, 1995, totaled $_________. Approximately $_________ of this amount was paid as a service fee to broker/dealers and $_________ was spent on promotions. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning the Series. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES

     Class B shares of the Series are offered at net asset value, without an initial sales charge. With certain exceptions, these Series may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

        YEAR SINCE PURCHASE             CONTINGENT DEFERRED
         PAYMENT WAS MADE                   SALES CHARGE
             First                               5%
             Second                              4%
             Third                               3%
             Fourth                              3%
             Fifth                               2%
       Sixth and Following                       0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to SMC.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of the Series bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of the Fund with respect to Global High

Yield Series on February 3, 1995, and with respect to the Emerging Markets Total Return and Global Asset Allocation Series, on February 7, 1997. The Plan was renewed with respect to Global High Yield Series on February 7, 1997. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Series are currently used to pay dealers and other firms that make Class B shares available to their customers
(1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Series.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Series may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Series. The Distributor intends to seek full payment of such charges from the Series (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Series would be within permitted limits.

     Each Series' Class B Distribution Plan may be terminated at any time with respect to any Series by vote of the directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares of the Series. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Global High Yield Series to the Distributor under the Plan for the year ended December 31, 1995, totaled $___________. The Series make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Series; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge also may be waived in the case of certain redemptions of shares of the Series pursuant to a Systematic Withdrawal Program (refer to page 31 for details).

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS

     The Distributor, from time to time, may provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Series. Such promotional incentives may include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and also may include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor also may provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Series. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Series will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Series for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Series may be purchased at net asset value by (1) directors, officers and employees of the Funds, MFR (and its affiliates) or the Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor.

     Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

     Class A shares of the Series also may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

ACCUMULATION PLAN

     Investors in the Series may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Series as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Series purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Series.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Fund does not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with SMC acting as agent for the stockholder under the Program. There is no service charge on the Program as SMC pays the costs involved.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Series would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 29. A Systematic Withdrawal form may be obtained from the Fund.

INVESTMENT MANAGEMENT

     MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, has served as investment adviser to the Series since May 1, 1997 (date of inception of Emerging Markets Total Return and Global Asset Allocation Series). Prior to that date, MFR served as a sub-adviser to the Global High Yield Series and SMC served as investment adviser. The current Investment Advisory Contract for the Series is dated ___________, 1997 and was approved by the Fund's Board of Directors at a regular meeting held February 7, 1997. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez") which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services. Ramirez owns 80% and Security Benefit Group, Inc. ("SBG") owns 20% of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100% of the outstanding capital stock of Ramirez, and Security Benefit Life Insurance Company owns 100% of the outstanding common stock of SBG. MFR currently acts as sub-adviser to the Lexington Ramirez Global Income Fund and SBL Fund, Global Aggressive Bond Series and also serves as an institutional manager for private clients.

     Pursuant to the Investment Advisory Contract, MFR furnishes investment advisory, statistical and research services to the Series, supervises and arranges for the purchase and sale of securities on behalf of the Series, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and makes certain guarantees with respect to the Series' annual expenses. MFR guarantees that the aggregate annual expenses of the respective Series (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. (MFR is not aware of any state that currently imposes limits on the level of mutual fund expenses.) MFR will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Series do not exceed the guaranteed maximum.

     MFR has retained Lexington Management Corporation ("Lexington") to furnish certain advisory services to the Series pursuant to a Sub-Advisory Agreement, effective May 1, 1997. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Series and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund, and MFR. For such services, MFR pays Lexington an amount equal to .20% of the average net assets of the Series, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between MFR and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

     MFR has entered into a Sub-Advisory Agreement with Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636-0001, to provide investment advisory services with respect to the Global Asset Allocation Series' investments in domestic equities, subject to the control and supervision of the Board of Directors of the Fund. For such services, MFR pays SMC an amount equal to .15% of the average net assets of the Global Asset Allocation Series, computed on a daily basis and payable monthly.

     For its services, MFR is entitled to receive compensation on an annual basis equal to 1.0% of the average daily closing value of the net assets of each of Emerging Markets Total Return and Global Asset Allocation Series and .75% of the average daily closing value of the net assets of Global High Yield Series, computed on a daily basis and payable monthly. During the period June 1, 1995 (date of inception) to December 31, 1995, Global High Yield Series paid
$________ to the former Investment Adviser, SMC, for its services. For the period June 1, 1995 (date of inception) through December 31, 1995, expenses incurred by Global High Yield Series exceeded 2.0% of the average net assets and accordingly, the former investment adviser, SMC, reimbursed the Series $15,172.

     Each Series will pay all of its expenses not assumed by MFR or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Series also will pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Series will pay nonrecurring expenses as may arise, including litigation affecting it.

     The Investment Advisory Contract between MFR and the Fund expires on May 1, 1998. The contract is renewable annually by the Fund's Board of Directors or by a vote of a majority of a Series' outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract provides that it may be terminated without penalty at any time by either party on 60 days' notice and is automatically terminated in the event of assignment.

     Pursuant to an  Administrative  Services  Agreement with the Fund, SMC also
acts  as  the   administrative   agent  for  the  Fund  and  as  such   performs
administrative functions and the bookkeeping, accounting and pricing functions for the Series. For these services, SMC receives, on an annual basis, a fee of
 .045% of the average net assets of the Series, calculated daily and payable monthly. In addition, SMC receives, with respect to Global High Yield Series, an annual fee equal to the greater of .10% of its average daily net assets or $60,000 and with respect to the Emerging Markets Total Return and Asset Allocation Series, an annual fee equal to the greater of .10% of its average daily net assets or (i) $30,000 in the year ending May 1, 1998; (ii) $45,000 in the year ending May 1, 1997; or (iii) $60,000 thereafter.

     Under the Administrative Services Agreement identified above, SMC acts as the transfer agent for the Series. As such, SMC performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, SMC receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 per dividend transaction.

     For the period June 1, 1995 (date of inception) to December 31, 1995, the expense ratios were 2.00% and 2.75%, respectively of the average net assets of Class A and B shares of the Global High Yield Series. The expense figures quoted are net of expense reimbursements and fees paid indirectly as a result of earnings credits earned on overnight cash balances. Expense information is not yet available for the other Series as they did not begin operations until May 1, 1997.

     The following persons are affiliated with the Funds and also with MFR in these capacities:

---------------------- ---------------------------------------------- -------------------------------------------------------
NAME                   POSITIONS WITH THE FUND                        POSITIONS WITH MFR ADVISORS, INC.
---------------------- ---------------------------------------------- -------------------------------------------------------
Maria Fiorini Ramirez  None*                                          President

Bruce Jensen           None*                                          Chief Investment Officer

Tim Downing            None                                           Chief Financial Officer
---------------------- ---------------------------------------------- -------------------------------------------------------

* It is anticipated that Maria Ramirez and Bruce Jensen will be appointed directors of the Fund at a meeting of the Board of Directors of the Fund to be held May 7, 1997.
--------------------------------------------------------------------------------

     The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:

---------------------- ------------------------------------------ -----------------------------------------------------------
NAME                   POSITIONS WITH THE FUND                    POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
---------------------- ------------------------------------------ -----------------------------------------------------------

James R. Schmank       Vice President and Treasurer               President (Interim), Treasurer, Chief Fiscal Officer and
                                                                  Managing Member Representative

John D. Cleland        President and Director                     Senior Vice President and Managing Member Representative

Mark E. Young          Vice President                             Vice President-Operations

Amy J. Lee             Secretary                                  Secretary

Brenda M. Harwood      Assistant Treasurer and Assistant          Assistant Vice President, Assistant Treasurer
                       Secretary                                  and Assistant Secretary

Steven M. Bowser       Assistant Vice President                   Assistant Vice President and Portfolio Manager

Gregory A. Hamilton    Assistant Vice President                   Second Vice President

---------------------- ------------------------------------------ -----------------------------------------------------------

PORTFOLIO MANAGEMENT

     The Global Asset Allocation Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series' portfolio receives sub-investment advisory services from Lexington for international equities and SMC for domestic equities. The Global High Yield Series is managed by an investment management team of Lexington and MFR. Denis
P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing the Series and have managed the Series since its inception in 1995. The Emerging Markets Total Return Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series receives sub-investment advisory services from Lexington.

     Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of Lexington is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining the Investment Manager in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in Charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manger with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception, May 1, 1997.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/Economics from Pace University.

CODE OF ETHICS

     The Fund, MFR and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Fund and MFR and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Series or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by one or more of the Series; (b) is being purchased or sold by one or more of the Series; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Series that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of the Series and the other Series of the Fund: Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series pursuant to Class A and Class B Distribution Agreements. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Tax-Exempt Fund, Variflex Variable Annuity Account, Variflex LS Variable Annuity Account, the Parkstone Variable Annuity Account and Security Varilife Separate Account.

     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

     The Distributor received gross underwriting commissions on sales of Class A shares of Global High Yield Series of $2,167, and retained net underwriting commissions of $379 for the period June 1, 1995 (date of inception) to December 31, 1995.

     The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

     Each Series' Distribution Agreement is renewable annually either by the Fund's Board of Directors or by a vote of a majority of the Series' outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each Series. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by MFR (or in some cases, Lexington or SMC), including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Global High Yield Series does not anticipate that it will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. When trading fixed income securities, the Series will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Series also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to MFR (or, if applicable, Lexington or SMC). Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that MFR (or, if applicable, Lexington or SMC) shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of MFR (or, if applicable, Lexington or SMC) with respect to all accounts as to which it exercises investment discretion. MFR (or, if applicable, Lexington or SMC) may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Series.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Series (or other mutual funds/Series distributed by the Distributor) who may or may not also provide investment information and research services. MFR (or, if applicable, Lexington or SMC) may, consistent with the NASD Rules of Fair Practice, consider sales of such shares in the selection of a broker/dealer.

     Securities held by the Series also may be held by other investment advisory clients of MFR (or, if applicable, Lexington or SMC), including other investment companies. In addition, SMC's parent company, Security Benefit Life Insurance Company ("SBL"), also may hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, MFR (or, if applicable, Lexington or SMC) may, at the same time, be purchasing or selling the same securities for one or more of such other accounts. Subject to each adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of MFR, Lexington and SMC not to favor one account over the other. Any purchase or sale orders executed simultaneously (which with respect to SMC, may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), MFR (and Lexington and SMC) may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available in an IPO. No brokerage commissions were paid by Global High Yield Series for the period June 1, 1995 (date of inception) to December 31, 1995.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Series.

     Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by the Series, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Series' securities are supplied by a pricing service approved by the Board of Directors.

     The Series will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Shares will be redeemed on request of the stockholder in proper order to SMC which serves as the Series' transfer agent. A request is made in proper order by submitting the following items to SMC: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by SMC for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. SMC reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact SMC.

     The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by SMC less any applicable deferred sales charge. Payment of the redemption price will be made by check (or by wire at the sole discretion of SMC if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     When investing in the Series, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Series in the case of orders for purchase of Series shares before it receives federal funds.

     In addition to the foregoing redemption procedure, the Series repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 43.)

     At various times the Series may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Series may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

TELEPHONE REDEMPTIONS

     Stockholders of the Series may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from SMC. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by SMC, a stockholder may redeem shares by calling the Fund at _______________, extension __________, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes SMC to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that SMC complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by SMC or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 36.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor, stockholders of the Series may exchange their shares for shares of another of the Series. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A and Class B shares of the Series may be exchanged for Class A and Class B shares, respectively, of another of the Series. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase.

     Stockholders making such exchanges must provide SMC with sufficient information to permit verification of their prior ownership of shares of one of the other Series. Any such exchange is subject to the minimum investment and eligibility requirements of each Series. No service fee is presently imposed on such an exchange.

     Exchanges may be accomplished by submitting a written request to SMC, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making exchange requests directly to SMC.

     An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 38.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

     Exchanges of shares of the Series may be made only in jurisdictions where shares of the Series being acquired may lawfully be sold. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

     The exchange privilege may be changed or discontinued any time at the discretion of the management of the Fund upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various series are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from SMC. Authorization must be on file with SMC before exchanges may be made by telephone. Once authorization has been received by SMC, a stockholder may exchange shares by telephone by calling _____________, extension __________, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Series from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     Each Series intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and

10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     It is the policy of the Global High Yield Series to pay dividends from net investment income quarterly and of the Emerging Markets Total Return and Global Asset Allocation Series to distribute at least once a year substantially all of its net investment income. It is the policy of the Series to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Series bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Series bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Series with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Series at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless SMC is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge. The Series will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Series are taxable as ordinary income whether received in cash or reinvested in additional shares.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them, and designated by the Series as a capital gain dividend whether received in cash or reinvested in additional shares, and regardless of the period of time such shares have been owned by the stockholder. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     Stockholders of the Series who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Series may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Series are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Series are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each Series will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Series will reflect only the income and gains, net of losses of that Series.

     A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company might be affected.

     The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     ORIGINAL ISSUE DISCOUNT. Debt securities purchased by a Series (such as zero coupon bonds) may be treated for U.S. federal income tax purposes as having original issue discount. Original issue discount is treated as interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by a Series, is treated for federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by a Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. A Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

ORGANIZATION

     The Articles of Incorporation of the Fund provide for the issuance of shares of common stock in one or more classes or series.

     The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in the following series: Emerging Markets Total Return, Global Asset Allocation, Global High Yield, Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series. The shares of each Series of the Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Each of the series of the Fund currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of the Series will be fully paid and nonassessable. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of the Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of the Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York, acts as custodian for the portfolio securities of the Series, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission. SMC acts as the Series' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of the Fund to serve as the independent auditors of the Series, and as such, the firm will perform the annual audit of each Series' financial statements.

PERFORMANCE INFORMATION

     The Series may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield and average annual total return and aggregate total return for each Series.

     Quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                          (( A-B    )6
                                YIELD = 2 ((---- + 1) - 1)
                                          (( CD     )

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     For the 30-day period ended December 31, 1996, the yield for the Class A shares of the Global High Yield Series was ________% and for the Class B shares was ________%.

     There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Series' portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Series expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Management."

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Series over periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the period June 1, 1995 (date of inception) to December 31, 1995 the average annual total return for Class A and B shares respectively of Global High Yield Series was 2.20% and 1.87%.

     The aggregate total return for the Series is calculated for any specified period of time pursuant to the following formula:

                                P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Series may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

     The aggregate total return on an investment made in Class A shares of Global High Yield Series calculated as described above for the period from June 1, 1995 (date of inception) through December 31, 1995 was 2.20%. This figure reflects deduction of the maximum initial sales load.

     The aggregate total return on an investment made in Class B shares of Global High Yield Series for the same period was 1.87%. This figure reflects deduction of the maximum contingent deferred sales charge.

     In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yield, average annual total return or aggregate total return to current or prospective stockholders, each Series also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Series will include performance data for both Class A and Class B shares of the Series in any advertisement or report including performance data of the Series. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

     The Series offers tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), SIMPLE IRAs, several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of shares of the Series under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     SMC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are:
(1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of the Series be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Series.

     A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Series. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $4,000, provided no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Series. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of the Series in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of Global High Yield Series, which are contained in the Fund's Annual Report dated December 31, 1995, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information. Financial Statements for Emerging Markets Total Return and Global Asset Allocation Series are not yet available as these Series did not begin operation until May 1, 1997.

                                   APPENDIX A

REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of a Series alone or in combination with Class A shares of another of the Series.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Series, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Series for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Series either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of two or more of the Series in those states where shares of the Series being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of the Series to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Series to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from SMC.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of a Series have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Series without a sales charge up to the dollar amount of the redemption proceeds, or
(2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Series up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

Security
Funds


Annual
Report
December 31, 1995


* Security Income
  Fund


  - Corporate Bond
    Series


  - U.S. Government
    Series


  - Limited Maturity
    Bond Series


* Security Tax-
  Exempt Fund


* Security Cash
  Fund


[SDI Logo]

                   PRESIDENT'S LETTER
--------------------------------------------------------------------------------
                   February 15, 1996

SECURITY
FUNDS


To Our Shareholders:

     We have just completed one of the best years in history for the combined equity and fixed income markets. The Standard and Poor's 500 Index rose an amazing 37.58%, and the bellwether thirty-year Treasury bond declined almost two full percentage points from 7.87% to 5.94% over the course of the year. These gains are evidence of the rewards reaped by patient investors who stood pat and even continued to invest during the distressing markets of 1994.*

REASONS BEHIND THE OUTSTANDING PERFORMANCE IN 1995

     The Federal Reserve Board deserves much of the credit for the success of the markets during the year. The board's chairman, Alan Greenspan, has done a commendable job of assessing the condition of the nation's economy and deftly applying the brakes in the form of restrictive monetary policy as needed to keep inflation in check. The resulting slow, steady economic growth and stable prices were an unbeatable combination. Bond market investors' fears of surging inflation dissipated, and long-term bond rates fell to levels not seen in several years.

     Technology was the year's primary equity market theme, reflective of an increased focus on productivity in our nation's factories and offices. We have seen extraordinary technological gains attributable to rapid development of computer applications in every field from word processing to assembly line production. These gains have led to more rapid decision making processes and substitutions for labor which have in turn reduced costs, contributing to diminished inflation pressures.

CAN THE EUPHORIA CONTINUE?

     At the close of 1995 the nation's politicians were locked in combat over an attempt to agree on a balanced budget, bringing the federal government to an abrupt halt and creating immeasurable noise in the financial markets. Investors must keep their eyes focused on the big picture--the economic fundamentals which continue to augur well for the long-term outlook. Inflation remains well under control, the economy continues to move at a slow, sustainable rate of growth, and the Federal Reserve Open Market Committee is likely to recognize that additional cuts in short-term interest rates are justified.

     We believe that earnings comparisons for the fourth quarter of 1995 will, on balance, be sufficient to support current market valuations. Earnings are not likely to be as robust as they were a year ago; however, they should be strong enough to sustain the markets at their present levels. There will be some earnings disappointments, as there always are, generating daily volatility in individual stock prices which we have come to consider routine. As we move through the first half of 1996, the focus will be on the extended slow growth of the economy and the ability of corporations to continue productivity improvement in order to generate earnings gains in that slow-growth climate.

                [Upper Right Hand Corner, Photo of John Cleland]
                                  JOHN CLELAND

THE LONGER TERM GLOBAL VIEW

     In the United States we see an opportunity for the economy to benefit from the national movement toward less government involvement in all aspects of our lives. It is clearly possible that in the future the government will get a smaller share of our total resources, with the greater part going toward economic growth. The implications of this are enormously positive for financial markets--lower interest rates due to a smaller government hand in our pocketbook. Having a greater share of available resources dedicated to economic growth bodes well for sustained rises in stock and bond prices.

     Globally the same trends are at work. European countries are beginning to recognize that their social welfare systems have grown beyond the capacity of the people to support them. Growth of the free market system and the elimination of communism as a viable political structure are strong pluses for global economic growth. Reallocation of resources to the free market system improves the lives of citizens and further enhances economic growth and positive financial markets.

     In the following pages our portfolio managers review the factors influencing the performance of their respective funds in 1995. They also present their management philosophies and outlooks for the year ahead. Our goal is to provide you with positive investment results over time and the highest quality service in the industry. We invite your questions and comments at any time.

Sincerely,

/s/ John D. Cleland

John D. Cleland
President, Security Funds

*Although we have just experienced a very rewarding year, investors should remember that past performance is not a guarantee of future results, and that you may have a gain or a loss at redemption.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS


SECURITY INCOME FUND
  CORPORATE BOND SERIES
  U.S. GOVERNMENT SERIES
  LIMITED MATURITY BOND SERIES

SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND

Dear Shareholder:

What a difference a year makes! In 1994 bonds took the worst beating since the Depression years, but investors who kept long term goals in mind rode out the storm. In the first five months of 1995 those patient investors had recouped all of their 1994 losses, and enjoyed continuing gains throughout the balance of the year. Both the taxable and tax-exempt sectors of the fixed income markets performed extremely well as the thirty-year Treasury bond declined in yield almost two full percentage points.

Perhaps the single most important factor behind the 1995 bond market rally was investors' realization that inflation was indeed under control. The Federal Reserve's Open Market Committee remained steadfast in their fight, holding short term interest rates at or above 5-1/2% throughout the year. Long term bonds once again became attractive, and investor demand drove their prices higher.

PERFORMANCE OF THE CORPORATE BOND SERIES

The Corporate Bond Series with its long term orientation capitalized on rising bond prices, returning 18.2% to its shareholders in 1995.* As usual the bulk of the portfolio was invested in corporate issues, with generally 5% to 10% of the assets in government or federal agency securities for liquidity purposes. The largest percentage of corporate bonds was rated in the single-A category, because these issues tend to outperform higher rated bonds in rising markets.

The best performing sector of the corporate bond market was industrials, represented in our portfolio by names such as Lockheed Corporation, Ralston Purina Company, and Southwest Airlines Company. Industrials as a group were up nearly 23% in 1995. Financial issues were excellent performers as well, rising over 20% during the year. This sector of our portfolio includes banks such as BankAmerica Corporation and Wachovia Corporation, finance companies like General Motors Acceptance Corporation, and brokerage firms including Lehman Brothers Holdings, Inc. and Bear Stearns.

The utility sector of the corporate bond market also did very well, increasing over 22% in value. Our portfolio was underweighted in this area because of our fear of the impact of changing regulatory restrictions. International issues were strong performers in the index, but again were underrepresented in our portfolio because of prospectus limitations which allowed us to invest outside of the United States only in Canadian issues.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                             CORPORATE BOND SERIES
                                    12-31-95

                  CORPORATE     LEHMAN BROTHERS     LEHMAN BROTHERS MUTUAL FUND
                 BOND SERIES  CORPORATE BOND INDEX    A RATED CORPORATE INDEX
                 -----------  --------------------    -----------------------

March 1986          $10,048          $10,812                   $10,806
June 1986           $10,176          $10,953                   $10,953
September 1986      $10,396          $11,195                   $11,198
December 1986       $10,571          $11,651                   $11,651
March 1987          $10,763          $11,929                   $11,928
June 1987           $10,785          $11,650                   $11,644
September 1987      $10,546          $11,227                   $11,200
December 1987       $10,994          $11,948                   $11,940
March 1988          $11,257          $12,478                   $12,471
June 1988           $11,322          $12,617                   $12,588
September 1988      $11,549          $12,914                   $12,887
December 1988       $11,705          $13,049                   $12,988
March 1989          $11,835          $13,206                   $13,136
June 1989           $12,533          $14,252                   $14,183
September 1989      $12,571          $14,438                   $14,368
December 1989       $12,872          $14,888                   $14,826
March 1990          $12,882          $14,758                   $14,700
June 1990           $13,351          $15,334                   $15,298
September 1990      $13,133          $15,331                   $15,297
December 1990       $13,717          $15,939                   $15,915
March 1991          $14,238          $16,619                   $16,626
June 1991           $14,498          $16,950                   $16,965
September 1991      $15,245          $17,944                   $17,946
December 1991       $15,929          $18,891                   $18,888
March 1992          $15,882          $18,753                   $18,754
June 1992           $16,473          $19,567                   $19,598
September 1992      $17,150          $20,491                   $20,523
December 1992       $17,354          $20,532                   $20,554
March 1993          $18,420          $21,569                   $21,577
June 1993           $19,101          $22,289                   $22,279
September 1993      $19,940          $23,064                   $23,072
December 1993       $19,734          $23,029                   $23,021
March 1994          $18,710          $22,219                   $22,176
June 1994           $18,055          $21,869                   $21,777
September 1994      $17,999          $22,029                   $21,940
December 1994       $18,103          $22,126                   $22,024
March 1995          $18,959          $23,436                   $23,541
June 1995           $19,965          $25,179                   $25,596
September 1995      $20,345          $25,773                   $26,285
December 1995       $21,402          $27,045                   $27,825

                             $10,000 OVER TEN YEARS

This chart references a change in Corporate Bond Series' Index. The Series' new index is the Lehman Brothers Mutual Fund, A Rated Corporate Index. We believe the makeup of this index more closely resembles the composition of Corporate Bond Series' portfolio.

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1985, and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $21,402. By comparison, the same $10,000 investment would have grown to $27,045 based on the performance of the Lehman Corporate Bond Index and to $27,825 based on the performance of the Lehman Brothers Mutual Fund A Rated Corporate Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade dollar denominated, and SEC-registered corporate debt. Investments cannot be made directly in an index. The Lehman Brothers Mutual Fund A Rated Corporate Index includes all corporate debt securities rated A or higher.

--------------------------------------------------------------------------------

                              CORPORATE BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES                  CLASS B SHARES
  1 Year           12.67%         1 Year               12.26%
  5 Years           8.26%         Since Inception      -0.22%
  10 Years          7.91%         (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS



The Corporate Bond Series in times of rising bond prices will frequently maintain an average duration up to one year longer than its benchmark index. We carefully monitor economic activity and other information that affects long-term interest rates. When we believe it is appropriate, we adjust the duration and quality to best position the portfolio for current market conditions.

PERFORMANCE OF THE U.S. GOVERNMENT SERIES

The U.S. Government Series had a particularly stellar year in 1995, returning 21.9% to its shareholders.* This Series, like the Corporate Bond Series, capitalized on the benefits gained from long maturity bonds. The decision was made early in the year to extend the maturities of many of the portfolio holdings out beyond twenty years. Now at year's end, the timeliness of this decision is apparent.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                             U.S. GOVERNMENT SERIES
                                    12-31-95

                                                            LEHMAN BROTHERS
                            U.S. GOVERNMENT SERIES       GOVERNMENT BOND INDEX
                            ----------------------       ---------------------

March 1986                        $9,864.07                   $10,866.04
June 1986                         $9,910.88                   $11,009.41
September 1986                   $10,287.67                   $11,224.60
December 1986                    $10,384.37                   $11,531.09
March 1987                       $10,562.63                   $11,666.80
June 1987                        $10,515.27                   $11,463.43
September 1987                   $10,389.52                   $11,154.62
December 1987                    $10,773.69                   $11,783.90
March 1988                       $11,033.09                   $12,172.76
June 1988                        $11,212.67                   $12,287.96
September 1988                   $11,389.33                   $12,495.40
December 1988                    $11,445.82                   $12,613.03
March 1989                       $11,565.41                   $12,747.04
June 1989                        $12,229.29                   $13,772.22
September 1989                   $12,390.30                   $12,886.01
December 1989                    $12,797.95                   $14,408.29
March 1990                       $12,787.69                   $14,229.26
June 1990                        $13,226.12                   $14,726.60
September 1990                   $13,397.18                   $14,848.98
December 1990                    $14,051.97                   $15,665.14
March 1991                       $14,401.92                   $16,004.21
June 1991                        $14,643.82                   $16,220.62
September 1991                   $15,339.74                   $17,147.12
December 1991                    $15,990.08                   $18,066.76
March 1992                       $15,792.61                   $17,750.73
June 1992                        $16,256.51                   $18,453.17
September 1992                   $16,612.21                   $19,363.36
December 1992                    $16,779.51                   $19,372.16
March 1993                       $17,553.72                   $20,247.08
June 1993                        $18,225.25                   $20,832.98
September 1993                   $18,827.45                   $21,508.90
December 1993                    $18,748.77                   $21,436.41
March 1994                       $18,013.67                   $20,790.85
June 1994                        $17,579.45                   $20,552.41
September 1994                   $17,448.78                   $20,639.58
December 1994                    $17,521.79                   $20,713.59
March 1995                       $18,292.01                   $21,688.27
June 1995                        $19,635.99                   $23,033.88
September 1995                   $20,196.41                   $23,440.04
December 1995                    $21,351.36                   $24,510.73

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1985, and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $21,351. By comparison, the same $10,000 investment would have grown to $24,511 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

--------------------------------------------------------------------------------

                             U.S. GOVERNMENT SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES                CLASS B SHARES
  1 Year           15.99%       1 Year               15.94%
  5 Years           7.67%       Since Inception       2.40%
  10 Years          7.86%       (10-19-93)

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

The bonds in this portfolio are all of the highest credit quality, as all are issued by the U.S. Government, its agencies or instrumentalities.** At the close of December about 28% of the assets were invested in GNMA mortgage pass-through securities, on which the timely payment of principal and interest is guaranteed. These issues were carefully selected to attempt to minimize prepayment risk. Slightly over 22% of the holdings were U. S. Treasury bonds with maturities ranging from thirteen to twenty-one years. The balance of the portfolio holdings were issues of other federal agencies with maturities from twenty to thirty years.

As with the Corporate Bond Series, the performance of the Government Series is dependent on economic conditions and interest rate movements. We continue to monitor reports carefully in order to adjust the holdings in the portfolio to best serve the long-term investment objectives of its shareholders.

PERFORMANCE OF THE LIMITED MATURITY BOND SERIES

On January 17, 1995, the Limited Maturity Bond Series was introduced to fill a gap that existed in our family of fixed income funds. With maturities generally under ten years, it is an intermediate term fund with less volatility than longer term funds, but with greater return potential under normal circumstances than money market funds. Indeed, we noted at year end that the Limited Maturity Bond Series' net asset value range from low to high was only half that of the Corporate Bond Series. However, its total return of 13% was over 70% of the longer fund's and well over twice that of the Security Cash Fund.*

This portfolio was managed in a "laddered" style; that is, the assets were divided so that approximately 10% will mature in each of the next ten years. This allows the portfolio manager to reinvest each year at then current interest rates, which reduces volatility by spreading the maturity risk.

The assets of the Limited Maturity Bond Series were spread among U.S. Treasury and government agency securities as well as investment grade and high yield corporate bonds. The corporate

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS


portion included issues in the financial, industrial, and utility sectors as well as U. S. dollar-denominated Canadian bonds. The Treasury and agency holdings made up nearly 32% of the portfolio, investment grade corporates 63%, and high yield corporates the remaining 5%.

PERFORMANCE OF THE SECURITY TAX-EXEMPT FUND

Yields on municipal securities generally followed the thirty-year Treasury bond yield's dramatic descent throughout the year. Tax-exempt issues underperformed taxables to some extent, however, as politicians kept tax reform proposals active in the news media. Despite lagging the taxable sector a bit, the Security Tax-Exempt Fund returned 15.5% to its shareholders, the second-best total return in its history.* All of the income distributions during the year are exempt from Federal taxes; the portfolio contained no issues in 1995 that were subject to the alternative minimum tax.

--------------------------------------------------------------------------------

                          LIMITED MATURITY BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES
  Since Inception 1-17-95         7.63%*

  CLASS B SHARES
  Since Inception 1-17-95         7.18%*

    *The percentage amounts are from inception and are not annualized.

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          LIMITED MATURITY BOND SERIES
                                    12-31-95

                                                               LEHMAN BROTHERS
                                                              INTERMEDIATE TERM
                       LIMITED MATURITY BOND SERIES         CORPORATE BOND INDEX
                       ----------------------------         --------------------

January 1995                      $9,552                          $10,192
February 1995                     $9,749                          $10,464
March 1995                        $9,798                          $10,533
April 1995                        $9,933                          $10,695
May 1995                         $10,301                          $11,104
June 1995                        $10,359                          $11,194
July 1995                        $10,309                          $11,180
August 1995                      $10,404                          $11,319
September 1995                   $10,488                          $11,424
October 1995                     $10,524                          $11,559
November 1995                    $10,659                          $11,752
December 1995                    $10,762                          $11,901

                       $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,762. By comparison, the same $10,000 investment would have grown to $11,901 based on the performance of the Lehman Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                TAX-EXEMPT FUND
                                    12-31-95

                                                           LEHMAN BROTHERS
                              TAX-EXEMPT FUND            MUNICIPAL BOND INDEX
                              ---------------            --------------------

March 1986                          $10,141                      $10,540
June 1986                           $10,286                      $10,758
September 1986                      $10,591                      $10,995
December 1986                       $10,972                      $11,350
March 1987                          $11,269                      $11,583
June 1987                           $10,736                      $11,454
September 1987                      $10,608                      $11,280
December 1987                       $10,827                      $11,795
March 1988                          $11,147                      $12,279
June 1988                           $11,413                      $12,404
September 1988                      $11,637                      $12,671
December 1988                       $11,937                      $12,736
March 1989                          $11,729                      $12,885
June 1989                           $12,172                      $13,730
September 1989                      $12,165                      $13,946
December 1989                       $12,463                      $14,385
March 1990                          $12,478                      $14,357
June 1990                           $12,756                      $14,857
September 1990                      $12,781                      $15,009
December 1990                       $13,235                      $15,482
March 1991                          $13,513                      $16,061
June 1991                           $13,753                      $16,407
September 1991                      $14,273                      $17,236
December 1991                       $14,788                      $18,054
March 1992                          $14,793                      $18,001
June 1992                           $15,299                      $18,770
September 1992                      $15,625                      $19,619
December 1992                       $15,866                      $19,532
March 1993                          $16,340                      $20,474
June 1993                           $16,964                      $21,070
September 1993                      $17,572                      $21,659
December 1993                       $17,822                      $21,706
March 1994                          $16,537                      $21,113
June 1994                           $16,659                      $20,948
September 1994                      $16,641                      $21,165
December 1994                       $16,437                      $21,131
March 1995                          $17,449                      $22,258
June 1995                           $17,623                      $23,654
September 1995                      $18,015                      $24,141
December 1995                       $18,877                      $25,159

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax-Exempt Fund on December 31, 1985, and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $18,877. By comparison, the same $10,000 investment would have grown to $25,693 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS

--------------------------------------------------------------------------------

                                 TAX-EXEMPT FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES                 CLASS B SHARES
  1 Year          10.01%         1 Year               9.29%
  5 Years          6.31%         Since Inception     -0.64%
  10 Years         6.56%         (10-19-93)

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

Among the strongest sectors in the tax-exempt market during the year were electric revenue and water and sewer revenue issues. Our portfolio had approximately 40% of its assets invested in these combined sectors throughout the year. Utility-related tax- exempt bonds appeal to investors because they "pay their own way" -- that is, the revenue streams from utility bill payments provide the funds to repay the bondholders. Another sector that is similarly defeased and that also performed well in 1995 is transportation, consisting primarily of turnpike and toll road revenue bonds.

The duration of the Security Tax-Exempt Fund stayed quite close to that of its benchmark index throughout the year, ending December at 7.79 years. Maturities of individual issues in the portfolio ranged generally from ten to thirty years. As with our taxable funds, the longer maturities in the fund tend to appreciate more rapidly in climates of falling interest rates. The average quality of the bonds ranged from A+ to AA most of the year.

We will continue to closely monitor tax reform proposals in the months ahead. Many municipal bond analysts feel that we will probably have tax reform of some sort, but that the likelihood of a pure flat tax is low. In the meantime, uncertainty is keeping prices on tax-exempt bonds weaker than those on taxables, and this creates attractive buying opportunities for municipal bond investors.

PERFORMANCE OF SECURITY CASH FUND

Money market funds in 1995 provided interest rates that were competitive with those of many longer-maturity bonds. Security Cash Fund returned 5.0% for the year on a high quality portfolio that invested only in top-tier commercial paper and government agency securities.***

The main tool of the Federal Reserve Open Market Committee in its fight against inflation is short-term interest rates. Through-out the year they kept the target rate on Federal Funds, the excess funds banks loan each other overnight, between 5.50% and 5.75%. This kept interest rates on short-term investments used in money market funds at very attractive levels, considering that inflation remained around 3% throughout the year.

Security Cash Fund, like other money market funds, must invest its assets in accordance with strict regulatory requirements. These regulations require that we invest at least 95% of the Fund's assets in commercial paper that is rated in the highest bracket by standard rating agencies. These include names such as Coca Cola, General Electric, Wal-Mart, Winn Dixie Stores, Inc., and other major corporations. Additionally we purchase short-term paper issued by agencies of the Federal government, considered to be of the highest credit quality. As with other money market funds, safety of principal is our utmost concern.

LOOKING AHEAD TO 1996

The fixed income team at Security Management Company is optimistic about bonds in the months ahead. Although we don't expect a repeat of the outstanding returns achieved in 1995, we believe there is still room for interest rates to decline further. At this writing, the debate over a balanced Federal budget is unresolved, and short term interest rates remain at historically high levels. Once uncertainty over these two issues is removed, we believe bonds could stage another rally taking long-term interest rates again below 6%. In our view it is possible that rates could even go another 50 basis points lower to 5-1/2%. Combining this upward price movement with a steady coupon interest stream, we believe total returns for 1996 will once again reward patient long-term investors.

Jane Tedder
Senior Portfolio Manager

Steve Bowser
Portfolio Manager
U.S. Government Series

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Although the securities purchased by the U.S. Government Series are guaranteed as to the timely payment of principal and interest by the U. S. Government, its agencies or instrumentalities, the shares of the Series itself are not so guaranteed.

***The Security Cash Fund is neither insured nor guaranteed by the U.S Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS


SECURITY INCOME FUND
GLOBAL AGGRESSIVE BOND SERIES

[MFR ADVISORS, INC. AND LEXINGTON MANAGEMENT CORPORATION]

SUBADVISORS - MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT CORPORATION PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                         GLOBAL AGGRESSIVE BOND SERIES
                                    12-31-95

                                GLOBAL AGGRESSIVE         LEHMAN BROTHERS
                                   BOND SERIES           GLOBAL BOND INDEX
                                   -----------           -----------------

                                     $10,000                 $10,000
June 1995                             $9,486                 $10,069
July 1995                             $9,619                 $10,140
August 1995                           $9,610                  $9,907
September 1995                        $9,851                 $10,131
October 1995                          $9,920                 $10,245
November 1995                         $9,969                 $10,355
December 1995                        $10,185                 $10,508

                       $10,000 OVER THE LIFE OF THE SERIES

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly by made in an index.

This chart assumes a $10,000 investment in Class A shares of Global Aggressive Bond Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,220. By comparison, the same $10,000 investment would have grown to $10,508 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

--------------------------------------------------------------------------------

                          GLOBAL AGGRESSIVE BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES
  Since Inception (6-1-95)        2.20%*

  CLASS B SHARES
  Since Inception (6-1-95)        1.87%*

    *The percentage amounts are from inception and are not annualized.

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

Dear Shareholder:

The Global Aggressive Bond Series enjoyed an excellent first seven months. The Series boasts a 7.3% total return for its seven months of operation in 1995.* The Series is off to a fast start in the new year and we are optimistic about the prospects for all of 1996.

Investors in the Series  haven't seen a decline in its income  despite a drop in
U. S. interest rates. Yields overseas, particularly in certain transitional economies, are much higher than those at home. The Series ended 1995 with a standardized yield well in excess of 9%. We believe this level will be maintained in the quarters ahead.

THE GLOBAL VIEW

Global bond investing often requires taking some less traveled roads. Over the years, money managers have sold global and international bond funds as a way of diversifying investment portfolios and reducing overall risk. They reasoned that bond price movements in one country--the United States, for example--would move independently of those in another country, such as Germany. Unfortunately, the ongoing globalization of the world's economies, the ease with which capital moves, and the flow of readily accessible financial information help to ensure greater correlation of returns among the world's developed bond markets.
Therefore, we think investors need to expand their investment parameters and seek out markets that offer the possibility of noncorrelated returns. Fortunately, many of these markets offer high current income and profit potential as well. Of course, many of these markets also present additional risks.

PORTFOLIO POSITIONING IN 1995

The Global Aggressive Bond Series currently stresses bonds in certain transitional markets, particularly in Eastern Europe and South Africa. We think the U.S. bond market, and by extension most of the world's developed markets, are fully priced. Meanwhile the economies of Eastern Europe and South Africa need to attract capital and are offering yields and investor incentives to assure that the capital keeps flowing.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS

We closed 1995 with major positions in Portugal, Poland, and South Africa. Together they totaled 26% of the Series' assets. All three economies have strong growth potential, relatively stable currencies, and governments committed to fiscal restraint as well as pro-investor economic policies. Moreover, their bond markets currently provide huge income advantages over those of the traditional developed markets.

EMPHASIS ON DIVERSIFICATION

Aside from our concentration on transitional economies, the Series seeks to strike a balance between developed market and LDC (less developed country) debt. This diversification tends to mitigate volatility. Although the past volatility of the Series is not necessarily indicative of future volatility, over the last seven months the price volatility of the Series has been comparable to that of ten-year U. S. Treasury notes.

We thank our investors for their continued loyalty and support.

Maria Fiorini Ramirez
Portfolio Manager

Denis P. Jamison
Portfolio Manager

*This performance figure is based on Class A shares, does not reflect deduction of the sales charge and is not annualized.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                              CORPORATE BOND SERIES

PRINCIPAL                                              MARKET
 AMOUNT       CORPORATE BONDS                          VALUE
--------------------------------------------------------------------------------

              AEROSPACE & DEFENSE - 5.4%
 $4,900,000   Lockheed Corporation,
               7.875% - 2023......................   $ 5,396,125

              AIR TRANSPORTATION - 5.0%
  4,500,000   Southwest Airlines Company, 7.875%
                - 2007............................     4,995,000

              BANKS - 13.0%
  4,000,000   BankAmerica Corporation, 7.20% - 2006    4,255,000
  3,500,000   Norwest Financial, Inc., 6.75% - 2005    3,640,000
  4,800,000   Wachovia Corporation, 6.80% - 2005       5,004,000
                                                     -----------
                                                      12,899,000

              BROKERS, DEALERS & SERVICES - 4.5%
  4,000,000   Lehman Brothers Holdings, Inc.,
               8.50% - 2007.......................     4,500,000

              COMPUTER EQUIPMENT - 5.0%
  4,500,000   IBM Corporation, 7.50% - 2013.......    4,921,875

              DRUG STORES - 5.3%
  4,800,000   Rite Aid Corporation,
               7.625% - 2005......................     5,226,000

              FINANCE - 9.0%
  4,700,000   Ford Motor Credit Company,
               6.85% - 2000.......................     4,858,625
  4,000,000   General Motors Acceptance Corporation,
               6.625% - 2005......................     4,095,000
                                                     -----------
                                                       8,953,625

              FOOD & BEVERAGES - 9.7%
  4,500,000   Ralston Purina Company, 7.875% - 2025    4,921,875
  4,500,000   Seagram Company, Ltd., 7.00% - 2008      4,719,375
                                                     -----------
                                                       9,641,250

              INFORMATION PROCESSING - 4.2%
  4,000,000   First Data Corporation, 6.75% - 2005     4,175,000

              PAPER & LUMBER PRODUCTS - 10.2%
  4,500,000   Georgia Pacific Company,
               9.125% - 2022......................     5,045,625
  4,600,000   International Paper Products,
               7.625% - 2007......................     5,123,250
                                                     -----------
                                                      10,168,875

PRINCIPAL                                              MARKET
 AMOUNT       CORPORATE BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT - 3.4%
  3,000,000   Comsat Corporation, 8.125% - 2004...     3,360,000

              UTILITIES - ELECTRIC & GAS - 4.8%
 $4,750,000   Pacific Gas & Electric Company,
               6.25% - 2003.......................   $ 4,767,813
                                                     -----------
              Total corporate bonds -
               Corporate Bond Series
               (cost $74,268,608) - 79.5%.........    79,004,563

              GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              ------------------------

              CANADIAN GOVERNMENT AGENCIES- 5.1%
  4,750,000   Province of Ontario, 7.00% - 2005...     5,058,750

              U.S. GOVERNMENT AGENCIES - 6.7%
  1,500,000   Federal Home Loan Mortgage
               Corporation, 7.974% - 2005              1,560,240
  5,000,000   Federal National Mortgage Association,
               6.85% - 2005.......................     5,105,400
                                                     -----------
                                                       6,665,640

              U.S. TREASURY NOTES - 6.7%
  6,500,000   6.25% - 2023........................     6,686,484
                                                     -----------

              Total government & government
               agency securities -  Corporate Bond
               Series (cost $17,826,571) - 18.5%..    18,410,874
                                                     -----------
              Total investments - Corporate Bond
               Series (cost $92,095,179) - 98.0%..    97,415,437
              Cash and other assets, less
               liabilities - 2.0%.................     2,028,902
                                                     -----------
              Total net assets - Corporate Bond
               Series - 100.0%....................   $99,444,339
                                                     ===========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

              U.S. GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              ---------------------------

              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION- 47.3%
$   500,000    8.20% - 2016.......................   $   606,335
  1,000,000    8.10% - 2019.......................     1,211,240
  1,000,000    9.05% - 2021.......................     1,077,110
  1,250,000    7.93% - 2025.......................     1,514,700
    500,000    8.28% - 2025.......................       629,735
                                                     -----------
                                                       5,039,120

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                       U.S. GOVERNMENT SERIES (CONTINUED)

PRINCIPAL     U.S. GOVERNMENT & GOVERNMENT             MARKET
 AMOUNT       AGENCY SECURITIES (CONTINUED)            VALUE
--------------------------------------------------------------------------------

              GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION - 27.6%
 $  680,665    9.50% - 2009.......................   $   726,787
      5,103    11.00% - 2015......................         5,681
    908,946    8.50% - 2024.......................       947,225
    700,217    7.75% - 2025.......................       724,940
    525,170    7.50% - 2034.......................       540,261
                                                     -----------
                                                       2,944,894

              U.S. TREASURY BONDS - 22.9%
    600,000    8.75% - 2008.......................       714,312
  1,000,000    7.25% - 2016.......................     1,141,270
    500,000    7.50% - 2016.......................       586,240
                                                     -----------
                                                       2,441,822
                                                     -----------

              Total investments -U.S. Government
               Series (cost $9,528,784) - 97.8% ..    10,425,836
              Cash and other assets, less
               liabilities - 2.2%.................       236,409
                                                     -----------
              Total net assets - U.S. Government
               Series - 100.0%....................   $10,662,245
                                                     ===========

                              SECURITY INCOME FUND
                          LIMTED MATURITY BOND SERIES

              CORPORATE BONDS
              ----------------

              AEROSPACE & DEFENSE - 2.6%
   $100,000   Allied Signal, 6.75% - 2000.........      $103,750

              ALUMINUM - 3.9%
    148,000   Alcan Aluminum, Ltd., 9.20% - 2001..       157,990

              BANKS - 6.7%
    110,000   First Union Corporation,
               8.125% - 2002......................       121,688
    150,000   Nationsbank Corporation, 6.50%- 2003       151,688
                                                     -----------
                                                         273,376

              ELECTRIC COMPANIES - 7.7%
    150,000   Consolidated Edison Company,
               6.625% - 2002......................       154,313
    150,000   Texas Utilities Electric Company,
               7.375% - 2001......................       159,000
                                                     -----------
                                                         313,313

              ELECTRIC & GAS COMPANIES - 4.0%
    150,000   Public Service Electric & Gas
               Company, 8.75% - 1999..............       163,688

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       CORPORATE BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              FINANCE - 12.1%
   $150,000   Ford Motor Credit Company,
               8.375% - 2000......................      $162,563
    150,000   Household Finance Corporation,
               8.00% - 2004.......................       167,438
    150,000   International Lease Finance Corporation,
               8.25% - 2000.......................       162,000
                                                     -----------
                                                         492,001

              GROCERY STORES - 3.5%
    150,000   Penn Traffic Company,
               10.65% - 2004......................       143,625

              OIL & GAS EXPLORATION COMPANIES - 4.2%
    150,000   Vastar Resources, Inc.,
               8.75% - 2005.......................       171,000

              PETROLEUM REFINING & PRODUCTS - 4.2%
    150,000   BP America, Inc. 8.75% - 2003.......       172,500

              RETAIL TRADE - 4.0%
    150,000   Wal-Mart Stores, Inc., 7.50% - 2004.       163,875

              SANITARY SERVICES - 4.0%
    150,000   WMX Technologies, Inc.,
               8.25% - 1999.......................       162,375

              TOBACCO PRODUCTS - 3.9%
    150,000   Philip Morris Companies, Inc.,
               7.625% - 2002......................       160,313
                                                     -----------

              Total corporate bonds -Limited Maturity
               Bond Series (cost $2,293,147) - 60.8%   2,477,806

              GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              -----------------------

              CANADIAN GOVERNMENT AGENCIES - 4.3%
    150,000   Province of Quebec, 8.625% - 2005...       173,063

              U.S. GOVERNMENT AGENCIES - 16.7%
              Federal Home Loan Bank,
    150,000    7.69% - 1996.......................       153,220
    100,000    7.17% - 2000.......................       105,833
    100,000   Federal Home Loan Mortgage
               Corporation, 7.69% - 1996..........       102,119
              Federal National Mortgage Association,
    150,000    7.05% - 1998.......................       156,347
    150,000    8.50% - 2005.......................       163,477
                                                     -----------
                                                         680,996

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL     GOVERNMENT & GOVERNMENT                  MARKET
 AMOUNT       AGENCY SECURITIES (CONTINUED)            VALUE
--------------------------------------------------------------------------------

              U.S. TREASURY NOTES - 11.4%
  $ 150,000    7.375% - 1997......................   $   155,619
    150,000    7.50% - 1997.......................       153,570
    150,000    7.25% - 1998.......................       156,022
                                                     -----------
                                                         465,211
                                                     -----------

              Total government & government
               agency securities -Limited Maturity
               Bond Series (cost $1,254,119)- 32.4%    1,319,270
                                                     -----------
              Total investments - Limited Maturity
               Bond Series (cost $3,547,266) - 93.2%   3,797,076
              Cash and other assets,
               less liabilities - 6.8%............       276,728
                                                     -----------
              Total net assets - Limited Maturity
               Bond Series - 100.0%...............    $4,073,804
                                                     ===========

                              SECURITY INCOME FUND
                         GLOBAL AGGRESSIVE BOND SERIES

               GOVERNMENT OBLIGATIONS
               ----------------------

               ARGENTINA - 4.5%
   $  350,000  Republic of Argentina,
                 5.00% - 2023.....................       200,156

               AUSTRALIA - 4.0%
      210,000  Treasury Corporation of Victoria,
                 10.25% - 2006(2).................       174,879

               BRAZIL - 4.9%
      350,000  Republic of Brazil,
                 7.25% - 2024.....................       215,250

               CANADA - 3.6%
      200,000  Stelco, Inc.,
                 10.40% - 2009(2).................       157,682

               ECUADOR - 4.1%
      500,000  Republic of Ecuador,
                 3.00% - 2025.....................       181,875

               GERMANY - 4.9%
      300,000  Bundesrepublic Deutschland,
                 6.50% - 2005(2)..................       215,687

               ITALY - 4.7%
  340,000,000  Buoni Poliennali Del Tes,
                 8.50% - 2009(2)..................       206,249

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       GOVERNMENT OBLIGATIONS (CONTINUED)       VALUE
--------------------------------------------------------------------------------

               PHILIPPINES - 4.2%
$     250,000  Central Bank of Philippines,
                 5.75% - 2017.....................      $186,250

               PORTUGAL - 9.3%
   22,500,000  Obrig Do Tes Medio Prazo,
                 8.875% - 1997(2).................       150,170
   35,000,000  Obrig Do Tes Medio Prazo,
                 11.875% - 2005(2)................       261,753
                                                     -----------
                                                         411,923

               SOUTH AFRICA - 8.1%
      500,000  Electricity Supply Commission,
                 11.00% - 2008(2).................       111,798
    1,000,000  Republic of South Africa,
                 12.00% - 2005(2).................       243,682
                                                     -----------
                                                         355,480

               SPAIN - 3.5%
   20,000,000  Bonos Y Oblig Del Estado,
                 7.40% - 1999(2)..................       155,419
                                                     -----------

               Total government obligations -
                 Global Aggressive Bond Series
                 (cost $2,392,436) - 55.8%........     2,460,850

               CORPORATE BONDS
               ---------------

               BRAZIL - 3.2%
$     150,000  Centrais Electricas Bras
                 8.875% - 2002....................       140,250

               CZECH REPUBLIC - 2.1%
    2,500,000  CEZ, a.s., 11.30% - 2005(2)........        93,770

               DENMARK - 6.1%
      898,000  Nykredit,
                 8.00% - 2026(2)..................       156,606
      750,000  Realkredit Danmark,
                 6.00% - 2026(2)..................       112,264
                                                     -----------
                                                         268,870

               MEXICO - 3.3%
      150,000  Cemex S.A.,
                 8.875% - 1998....................       144,375

               UNITED STATES - 3.5%
      150,000  Chiquita Brands International, Inc.,
                 11.50% - 2001....................       156,750
                                                     -----------

               Total corporate bonds -
                 Global Aggressive Bond Series
                 (cost $787,781) - 18.2%..........       804,015

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       SHORT TERM INVESTMENTS                   VALUE
--------------------------------------------------------------------------------

                 GREECE - 4.2%
    50,000,000   Hellenic Treasury Bills,
                  0% - 12-18-96(2)................     $ 185,713

                 HUNGARY - 3.9%
    30,000,000   Government of Hungary Treasury Bill,
                  0% - 12-20-96(2)................       169,552

                 MEXICO - 2.0%
       700,000   Cetes, 0% - 1-25-96(2)...........        89,260

                 POLAND - 8.2%
       500,000   Government of Poland Treasury Bill,
                  0% - 2-28-96(2).................       195,867
       500,000   Government of Poland Treasury Bill,
                  0% - 11-15-96(2)................       167,450
                                                     -----------
                                                         363,317

                 UNITED STATES - 2.3%
 $     100,000   U.S. Treasury Bill,
                  4.90% - 3-07-96.................        99,102
                                                     -----------
                 Total short-term investments -
                  Global Aggressive Bond Series
                  (cost $922,131) - 20.6%.........       906,944
                                                     -----------
                 Total investments -
                  Global Aggressive Bond Series
                  (cost $4,102,348) - 94.6% ......     4,171,809

                 Cash and other assets, less
                  liabilities - 5.4%..............       236,450
                                                     -----------
                 Total net assets -
                  Global Aggressive Bond Series
                  - 100.0%........................    $4,408,259
                                                     ===========

                            SECURITY TAX-EXEMPT FUND

               MUNICIPAL BONDS
               ---------------

              EDUCATION REVENUE - 12.6%
  1,000,000   Florida State Board of Education
               Capital Outlay Refunding,
               Series A, 5.50% - 2014.............    $1,010,000
  1,200,000   Fulton County Georgia School District,
               5.625% - 2021......................     1,216,500
  1,000,000   North Brunswick Township, N.J.
               Board of Education,
               6.30% - 2013.......................     1,085,000
                                                     -----------
                                                       3,311,500

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       MUNICIPAL BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              ELECTRIC UTILITY REVENUE - 17.3%
 $1,200,000   Massachusetts Municipal Wholesale
               Electric Company Power Supply
               System, Series B, 6.625% - 2004....   $ 1,347,000
  1,000,000   Nebraska Public Power District Revenue,
               Series A, 6.25% - 2022.............     1,045,000
  1,000,000   Salt River Project, Arizona Agriculture
               Improvement & Power District
               Electric System, 6.625% - 2012.....     1,082,500
  1,000,000   Washington Public Power Supply
               System, Nuclear Project #2,
               6.30% - 2012.......................     1,071,250
                                                     -----------
                                                       4,545,750

              GENERAL OBLIGATION - 12.9%
  1,000,000   Clark County, Nevada School District,
               Series A, 5.50% - 2016.............     1,005,000
  1,250,000   Commonwealth of Massachusetts
               Series A, 6.50% - 2011.............     1,351,563
  1,000,000   State of Washington,
               5.80% - 2020.......................     1,016,250
                                                     -----------
                                                       3,372,813

              HIGHWAY REVENUE - 10.7%
  1,400,000   Harris County, TX, Series A,
               Toll Road & Tax, 6.125% - 2020.....     1,489,250
  1,300,000   Florida State Turnpike Authority,
               Series A, 5.50% - 2021.............     1,306,500
                                                     -----------
                                                       2,795,750

              SEWER REVENUE - 16.4%
  1,000,000   DuPage County, IL Stormwater Project
               Refunding, 5.60% - 2021............     1,030,000
  1,000,000   Houston, TX Water & Sewer Revenue
               Series A, 6.20% - 2020.............     1,061,250
  1,000,000   King County, WA Sewer
               Revenue, Series A, 6.25% - 2034....     1,042,500
  1,100,000   Los Angeles, CA Wastewater System
               Revenue, Series A, 6.00% - 2014....     1,159,125
                                                     -----------
                                                       4,292,875
              TRANSPORTATION - 18.3%
  1,000,000   Illinois Regional Transportation,
               6.25% - 2024.......................     1,057,500
  1,300,000   Los Angeles County, CA Metropolitan
               Transit, 5.625% - 2018.............     1,322,750
  1,300,000   Metropolitan Transit Authority of
               New York Service Contract
               Refunding Series 5, 7.00% - 2012...     1,418,625
  1,000,000   Michigan State Truck Line, Series A
               5.70% - 2015.......................     1,012,500
                                                     -----------
                                                       4,811,375

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       MUNICIPAL BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              VARIOUS PURPOSE REVENUE - 4.1%
 $1,000,000   New York State Local Government
               Assistance Corporation, Series A,
               6.50% - 2020.......................   $ 1,065,000

              WATER SUPPLY REVENUE - 5.0%
  1,250,000   New York City Municipal Water
               Finance Authority, 6.00% - 2025....     1,309,375
                                                     -----------

              Total investments - Tax-Exempt Fund
               (cost $24,381,254) - 97.3%.........    25,504,438
              Cash and other assets - less
               liabilities - 2.7%.................       711,480
                                                     -----------
              Total net assets - Tax-Exempt Fund -
               100.0%.............................   $26,215,918
                                                     ===========


                               SECURITY CASH FUND

PRINCIPAL                                              MARKET
 AMOUNT       COMMERCIAL PAPER             RATING      VALUE
--------------------------------------------------------------------------------

              AIR TRANSPORTATION - 2.6%
 $1,000,000   Harper Group, Inc., (The),        A1
               5.595%, 3-14-96.............           $  988,344

              BUSINESS SERVICES - 9.9%
  2,000,000   AI Credit Corporation,            A1+
               5.63%, 2-02-96..............            1,989,366
  1,800,000   Penney (J.C.)Funding Corporation, A1
               5.65%, 2-15-96..............            1,786,722
                                                     -----------
                                                       3,776,088

              CONSTRUCTION - 5.2%
  2,000,000   Stanley Works, 5.54%, 3-11-96     A1     1,977,840

              DRUGS & TOILETRIES - 7.6%
  2,000,000   Allergan, Inc.,                   A1
               5.68%, 2-06-96..............              994,004
               5.67%, 2-13-96..............              992,912
    900,000   Schering Corporation,             A1+
               5.66%, 2-08-96..............              894,340
                                                     -----------
                                                       2,881,256

              ELECTRIC COMPANIES & SYSTEMS - 10.4%
  1,000,000   Allegheny Generating Company,     A1
               5.55%, 1-31-96..............              995,067
  1,500,000   Allegheny Power System, Inc.,     A1
               5.59%, 2-28-96..............            1,486,025
  1,500,000   Georgia Power Company,            A1
               5.61%, 3-06-96..............            1,484,339
                                                     -----------
                                                       3,965,431

              ELECTRONICS - 7.0%
  1,700,000   Avnet, Inc.,                      A1
               5.67%, 2-12-96..............              695,149
               5.67%, 2-16-96..............              992,440
  1,000,000   TDK U.S.A. Corporation,           A1+
               5.53%, 4-22-96..............              982,488
                                                     -----------
                                                       2,670,077

              FOOD PROCESSING - 2.6%
  1,000,000   Philip Morris Companies, Inc.,    A1
               5.55%, 1-26-96..............              995,838

              GAS & ELECTRIC COMPANIES - 7.8%
  1,000,000   Central Illinois Light Company,   A1+
               5.70%, 2-06-96..............              993,983
  2,000,000   Madison Gas & Electric Company,   A1+
               5.67%, 2-15-96..............            1,985,195
                                                     -----------
                                                       2,979,178

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                         SECURITY CASH FUND (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       COMMERCIAL PAPER (CONTINUED) RATING      VALUE
--------------------------------------------------------------------------------

              GAS COMPANIES & SYSTEMS - 6.2%
 $2,400,000   Michigan Consolidated Gas
               Company,                         A1
               5.61%, 2-26-96..............         $  2,378,308

              GROCERY STORES - 1.3%
    500,000   Winn Dixie Stores, Inc.,          A1
               5.63%, 2-08-96..............              496,872

              PETROLEUM COMPANIES - 2.3%
    900,000   Atlantic Richfield Company,       A1
               5.63%, 2-02-96..............              895,214

              PRINTING - 5.2%
  2,000,000   McGraw Hill, Inc.,                A1
               5.53%, 3-11-96..............            1,977,880

              TELEPHONE & TELEGRAPH - 14.3%
  1,500,000   Bell Atlantic Network Funding,    A1+
               5.51%, 2-23-96..............            1,487,373
  2,000,000   Bellsouth Telecommunications,     A1+
               5.66%, 2-13-96..............            1,985,850
  2,000,000   GTE Northwest, Inc.,              A1
               5.62%, 3-11-96..............            1,977,520
                                                     -----------
                                                       5,450,743
                                                     -----------
              Total commercial paper -
               (cost $31,433,069) - 82.4%..           31,433,069

              U.S. GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              ----------------------------

              FEDERAL FARM CREDIT BANKS - 15.7%
  2,000,000    5.70%, 01-02-96.............     N/A    2,000,000
  2,000,000    5.73%, 03-01-96.............     N/A    2,000,000
  1,000,000    5.70%, 04-01-96.............     N/A    1,000,000
  1,000,000    5.52%, 06-03-96.............     N/A    1,000,000
                                                     -----------
                                                       6,000,000

PRINCIPAL     U.S. GOVERNMENT & GOVERNMENT             MARKET
 AMOUNT       AGENCY SECURITIES (CONTINUED)RATING      VALUE
--------------------------------------------------------------------------------

              SBA POOLS - 5.0%
 $1,895,540   SBA Pool GCS # 501 927,           NA
               7.00%, 7-25-17(1)...........         $  1,913,428
                                                     -----------

              Total U.S. government and
               government agency securities
               - (cost $7,913,428) - 20.7%.            7,913,428
                                                     -----------

              Total investments -  Cash Fund (cost
               $39,346,497) - 103.1%.......           39,346,497

              Liabilities, less cash and
               other assets - (3.1%).......          (1,188,597)
                                                     -----------

              Total net assets - Cash Fund-100.0%    $38,157,900
                                                     ===========


The identified cost of investments owned at December 31, 1995, was the same for federal income tax and book purposes, except for Global Aggressive Bond Series for which the identified cost of investments for federal income tax purposes was $4,129,436.

Ratings were provided by Moody's Investor Services and Standard & Poor's Corporation and are not covered by the report of independent auditors.

(1)Variable rate security which may be reset the first of each month.

(2)Principal amount on foreign bonds is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   BALANCE SHEETS
--------------------------------------------------------------------------------
December 31, 1995

                                                                  SECURITY INCOME FUND
                                                --------------------------------------------------------
                                                CORPORATE         U.S.          LIMITED        GLOBAL       SECURITY      SECURITY
                                                  BOND         GOVERNMENT      MATURITY      AGGRESSIVE    TAX-EXEMPT       CASH
                                                  SERIES         SERIES       BOND SERIES    BOND SERIES      FUND          FUND
                                                  ------         ------       -----------    -----------      ----          ----
ASSETS
Investments, at value (identified cost
   $92,095,179, $9,528,784, $3,547,266,
   $4,102,348, $24,381,254 and
   $7,913,428, respectively)................   $ 97,415,437    $10,425,836    $3,797,076     $4,171,809    $25,504,438   $ 7,913,428
Commercial paper, at amortized cost
   which approximates market value..........             --             --            --             --             --    31,433,069
Cash........................................        447,059         91,358       193,963         87,507        171,131       457,662
Receivables:
   Fund shares sold.........................          9,366            160            70            153         25,000       612,336
   Securities sold..........................             --             --            --      1,261,781             --         3,330
   Interest.................................      1,735,684        155,273        85,443         97,065        541,460       149,617
   Security Management Company..............          1,802            553            --          1,889            436         9,995
Prepaid expense.............................          2,657          3,943         1,365             --          9,244        23,426
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total assets.......................   $ 99,612,005    $10,677,123    $4,077,917     $5,620,204    $26,251,709   $40,602,863
                                               ============    ===========   ===========    ===========    ===========   ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for fund shares redeemed.........   $     65,567    $        --    $       --     $       --    $    10,277   $ 2,377,988
   Dividends payable to shareholders........             --             --            --             --             --        13,346
   Payable for securities purchased.........             --             --            --      1,202,178             --            --
   Other liabilities:
     Management fees........................         38,830          4,210         1,585          1,197         10,375        16,655
     12b-1 distribution plan fees...........         22,563          2,438         1,238          1,762            921            --
     Custodian and transfer agent fees......         10,457          1,431           163          3,471          1,456        14,457
     Administration fees....................          6,989            758           285            158          1,868         1,499
     Professional fees......................         14,062          3,521           842            899          8,815         7,140
     Miscellaneous..........................          9,198          2,520            --          2,280          2,079        13,878
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities..................        167,666         14,878         4,113      1,211,945         35,791     2,444,963

Net Assets:
   Paid in capital..........................    105,114,263     10,923,844     3,846,162      4,349,563     26,623,160    38,157,900
   Undistributed net investment income......         19,734          2,672           887        (8,314)          3,785            --
   Accumulated net realized loss on
     sale of investments and foreign
     currency transactions..................    (11,009,916)   (1,161,323)      (23,055)        (2,410)     (1,534,211)           --
   Net unrealized appreciation in value
     of investments and translation of assets
     and liabilities in foreign currency ...      5,320,258        897,052       249,810         69,420      1,123,184            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net assets...........................     99,444,339     10,662,245     4,073,804      4,408,259     26,215,918    38,157,900
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities and net assets...  $  99,612,005    $10,677,123    $4,077,917     $5,620,204    $26,251,709   $40,602,863
                                               ============    ===========   ===========    ===========    ===========   ===========

CLASS "A" SHARES
Capital shares outstanding..................     12,675,161      2,026,423       311,533        292,448      2,516,529    38,157,900
Net assets..................................    $93,701,138    $10,079,971    $3,322,071     $2,968,493    $25,025,572   $38,157,900
Net asset value per share (net assets
   divided by shares outstanding)...........          $7.39          $4.97        $10.66         $10.15          $9.94         $1.00
Add:Selling commission (4.75% of
   offering price) (excluding Cash Fund)....            .37           0.25          0.53            .51           0.50            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
Offering price per share (net asset
   value divided by 95.25%).................          $7.76          $5.22        $11.19         $10.66         $10.44         $1.00
                                               ============    ===========   ===========    ===========    ===========   ===========

CLASS "B" SHARES
Capital shares outstanding..................        773,229        117,077        70,477        141,576        119,598            --
Net assets..................................     $5,743,201       $582,274      $751,733     $1,439,766     $1,190,346            --
Net asset value per share (net assets
   divided by shares outstanding)...........          $7.43          $4.97        $10.67         $10.17          $9.95            --
                                               ============    ===========   ===========    ===========    ===========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1995

                                                                  SECURITY INCOME FUND
                                                --------------------------------------------------------
                                                CORPORATE         U.S.          LIMITED        GLOBAL       SECURITY      SECURITY
                                                  BOND         GOVERNMENT      MATURITY      AGGRESSIVE    TAX-EXEMPT       CASH
                                                  SERIES         SERIES       BOND SERIES*   BOND SERIES**    FUND          FUND
                                                  ------         ------       ------------   -------------    ----          ----
INVESTMENT INCOME:

   Interest.................................    $ 7,444,118     $  677,084      $246,945       $294,095    $ 1,513,142    $3,020,108

EXPENSES:

   Management fees..........................        485,863         44,970        18,243         16,937        128,492       254,139
   Transfer/maintenance fees................        108,743         17,120         1,364            250         16,716       152,798
   12b-1 distribution plan fees.............        276,169         25,637        13,401         11,253         10,152            --
   Administration fees......................         87,455          8,094         3,118         18,362         23,129        22,898
   Custodian fees...........................          6,613          1,879         1,261          3,471          1,171         6,473
   Directors' fees..........................          8,900            755           245             78         10,015         9,892
   Professional fees........................         19,517          2,680         2,367          2,058         12,779        10,568
   Registration.............................         25,688         13,926         2,839         21,627         26,669        39,455
   Other expenses...........................         27,575          5,119         2,077            939          8,456        24,386
                                               ------------    -----------   -----------    -----------    -----------   -----------
                                                  1,046,523        120,180        44,915         74,975        237,579       520,609

   Less: Fees paid indirectly...............        (2,720)        (1,292)       (1,261)             --        (1,171)            --
   Reimbursement of expenses...............        (15,121)       (16,803)       (8,640)       (24,205)        (4,504)      (12,968)
                                               ------------    -----------   -----------    -----------    -----------   -----------

     Total expenses.........................      1,028,682        102,085        35,014         50,770        231,904       503,338
                                               ------------    -----------   -----------    -----------    -----------   -----------

         Net investment income..............      6,415,436        574,999       211,931        243,325      1,281,238     2,516,770


NET REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain (loss) during the period on:
     Investments............................      2,922,105         22,802      (23,055)          8,070        301,901            --
     Foreign currency transactions..........             --             --            --       (44,420)             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net realized gain (loss).............      2,922,105         22,802      (23,055)       (36,350)        301,901            --

   Net change in unrealized appreciation
     (depreciation) during period on:
     Investments............................      6,960,323      1,209,772       249,810         69,461      2,117,941            --
     Translation of assets and liabilities
       in foreign currencies................             --             --            --           (41)             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------

       Net unrealized appreciation..........      6,960,323      1,209,772       249,810         69,420      2,117,941            --
                                               ------------    -----------   -----------    -----------    -----------   -----------


         Net gain...........................      9,882,428      1,232,574       226,755         33,070      2,419,842            --
                                               ------------    -----------   -----------    -----------    -----------   -----------

           Net increase in net
              assets resulting from operations  $16,297,864     $1,807,573      $438,686       $276,395     $3,701,080    $2,516,770


* Period January 17, 1995 (inception)  through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1995

                                                                  SECURITY INCOME FUND
                                                --------------------------------------------------------
                                                CORPORATE         U.S.          LIMITED        GLOBAL       SECURITY      SECURITY
                                                  BOND         GOVERNMENT      MATURITY      AGGRESSIVE    TAX-EXEMPT       CASH
                                                  SERIES         SERIES       BOND SERIES*   BOND SERIES**    FUND          FUND
                                                  ------         ------       ------------   -------------    ----          ----
INCREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income....................    $ 6,415,436    $   574,999    $  211,931     $  243,325    $ 1,281,238   $ 2,516,770
   Net realized gain (loss) ................      2,922,105         22,802       (23,055)       (36,350)       301,901            --
   Unrealized appreciation during
     the period.............................      6,960,323      1,209,772       249,810         69,420      2,117,941            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net increase in net assets
         resulting from operations..........     16,297,864      1,807,573       438,686        276,395      3,701,080     2,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A................................     (6,158,758)      (551,577)     (177,005)      (146,443)    (1,241,504)  (2,516,770)
     Class B................................       (255,751)       (24,133)      (34,039)       (63,361)       (39,808)           --
   In excess of net realized gain
     Class A................................             --             --            --         (5,311)            --            --
     Class B................................             --             --            --         (2,584)            --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Total distributions to shareholders..     (6,414,509)      (575,710)     (211,044)      (217,699)    (1,281,312)  (2,516,770)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A................................      7,438,108      2,385,671     3,092,500      4,109,884      2,787,651   347,493,190
     Class B................................      2,180,877        240,748       681,901      1,354,123        370,386            --
   Dividends reinvested
     Class A................................      4,740,285        434,084       172,699        151,754        712,138     2,479,477
     Class B................................        209,073         17,062        32,734         64,040         25,374            --
   Cost of shares redeemed
     Class A................................    (18,496,662)    (2,223,959)     (129,283)    (1,330,238)    (4,896,869)(369,916,482)
     Class B................................       (981,865)       (53,363)       (4,389)            --        (54,635)           --
                                               ------------    -----------   -----------    -----------    -----------   -----------
     Net increase (decrease) from capital
       share transactions...................     (4,910,184)       800,243     3,846,162      4,349,563    (1,055,955)  (19,943,815)
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total increase (decrease) in net assets  4,973,171      2,032,106      4,073,804     4,408,259      1,363,813  (19,943,815)

NET ASSETS:
   Beginning of period......................     94,471,168      8,630,139            --             --     24,852,105    58,101,715
                                               ------------    -----------   -----------    -----------    -----------   -----------
   End of period............................    $99,444,339    $10,662,245    $4,073,804     $4,408,259    $26,215,918   $38,157,900
                                               ============    ===========   ===========    ===========    ===========   ===========
Undistributed net investment income.........        $19,734         $2,672          $887       ($8,314)         $3,785           $--
                                               ============    ===========   ===========    ===========    ===========   ===========

   (a) Shares issued and redeemed:
       Shares sold
         Class A............................      1,055,977        507,582       307,309        406,499        289,991   347,493,190
         Class B............................        304,780         51,475        67,767        135,204         38,553            --
       Dividends reinvested
         Class A............................        673,772         93,100        16,505         15,098         74,305     2,479,477
         Class B............................         29,519          3,639         3,127          6,372          2,642            --
       Shares redeemed
         Class A............................     (2,613,704)      (485,740)      (12,281)      (129,149)      (510,770)(369,916,482)
         Class B............................       (139,145)       (11,827)         (417)            --         (5,598)           --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net increase (decrease)..............       (688,801)       158,229       382,010        434,024       (110,877) (19,943,815)
                                               ============    ===========   ===========    ===========    ===========   ===========

* Period January 17, 1995 (inception)  through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1994

                                                                 SECURITY INCOME FUND
                                                             -----------------------------
                                                             CORPORATE             U.S.                SECURITY          SECURITY
                                                               BOND             GOVERNMENT            TAX-EXEMPT           CASH
                                                              SERIES              SERIES                 FUND              FUND
                                                              ------              ------                 ----              ----
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income...............................    $  7,115,246         $   590,335           $1,432,309       $  1,855,864
   Net realized loss ..................................     (13,932,021)         (1,181,780)          (1,836,112)                --
   Unrealized depreciation during the year.............      (2,419,117)            (67,508)          (2,221,295)                --
                                                           ------------         -----------          -----------         -----------
       Net increase (decrease) in net assets resulting
         from operations...............................      (9,235,892)           (658,953)          (2,625,098)         1,855,864

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A...........................................      (6,917,267)           (572,250)          (1,408,315)        (1,855,864)
     Class B...........................................        (183,907)            (16,526)             (19,759)                --
                                                           ------------         -----------          -----------         -----------
       Total distributions to shareholders.............      (7,101,174)           (588,776)          (1,428,074)        (1,855,864)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A...........................................      24,783,087           2,812,392           12,166,067        301,350,492
     Class B...........................................       4,319,121             262,697              780,435                 --
   Dividends reinvested
     Class A...........................................       5,297,609             445,310              841,591          1,707,488
     Class B...........................................         151,234               7,183               12,160                 --
   Cost of shares redeemed
     Class A...........................................     (41,957,570)         (3,833,454)         (17,034,040)      (316,825,978)
     Class B...........................................      (1,240,487)            (54,497)             (81,117)                --
                                                           ------------         -----------          -----------         -----------
     Net decrease from capital share
       transactions....................................      (8,647,006)           (360,369)          (3,314,904)       (13,767,998)
                                                           ------------         -----------          -----------       -------------
         Total decrease in net assets..................     (24,984,072)         (1,608,098)          (7,368,076)       (13,767,998)

NET ASSETS:
   Beginning of year...................................     119,455,240          10,238,237           32,220,181         71,869,713
                                                           ------------         -----------          -----------       -------------

   End of year.........................................    $ 94,471,168          $8,630,139          $24,852,105       $ 58,101,715
                                                           ============         ===========          ===========       =============

Undistributed net investment income....................         $18,807              $3,383               $3,859                 --
                                                           ============         ===========          ===========       =============

   (a) Shares issued and redeemed:
       Shares sold
         Class A.......................................       3,430,737             603,088            1,239,726        301,350,492
         Class B.......................................         604,793              55,933               80,986                 --
       Dividends reinvested
         Class A.......................................         747,626              97,587               88,532          1,707,488
         Class B.......................................          21,813               1,631                1,306                 --
       Shares redeemed
         Class A.......................................      (5,789,251)           (820,118)          (1,762,983)      (316,825,978)
         Class B.......................................        (179,031)            (11,973)              (8,499)                --
                                                           ------------         -----------          -----------       -------------
       Net decrease....................................      (1,163,313)            (73,852)            (360,932)       (13,767,998)
                                                           ============         ===========          ===========       =============

                            See accompanying notes.
--------------------------------------------------------------------------------

                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                                                                                       Net
Fiscal    asset                      Total    Dividends  Distri-                                    assets  Ratio of Ratio of  Port-
period    value     Net   Net gain    from    (from net  butions                Net asset           end of  expenses  net in-  folio
ended    begin-    invest- (loss)    invest-   invest-    (from  Return   Total   value             period  to aver-  come to  turn-
Decem-   ning of    ment  (realized &  ment      ment    capital   of   distribu- end of   Total    (thou-  age net   average   over
ber 31   period    income unrealized)operations income)   gains) capital  tions   period  return(a) sands)   assets  net assets rate
------------------------------------------------------------------------------------------------------------------------------------
                                            CORPORATE BOND SERIES (CLASS A)
1991        $7.22   $0.65   $0.458    $1.108  $(0.648)    $ --    $ --   $(0.648)  $7.68    16.1%   $85,824   1.03%    8.75%    32%
1992         7.68    0.61    0.044     0.654   (0.614)      --      --    (0.614)   7.72     9.0%   104,492   1.01%    7.97%    61%
1993         7.72    0.52    0.521     1.041   (0.527)   (0.424)    --    (0.951)   7.81    13.4%   118,433   1.02%    6.46%   157%
1994         7.81    0.49   (1.127)   (0.637)  (0.493)      --      --    (0.493)   6.68    (8.3%)   90,593   1.01%    6.91%   204%
1995(d)      6.68    0.47    0.708     1.178   (0.468)      --      --    (0.468)   7.39    18.2%    93,701   1.02%    6.62%   200%

                                            CORPORATE BOND SERIES (CLASS B)
1993(b)     $8.59   $0.11  $(0.324)  $(0.214) $(0.112)  $(0.424)  $ --   $(0.536)  $7.84    (2.5%)   $1,022   1.88%    5.16%   164%
1994(c)      7.84    0.43   (1.129)   (0.699)  (0.431)      --      --    (0.431)   6.71    (9.0%)    3,878   1.85%    6.08%   204%
1995(c)(d)   6.71    0.40    0.725     1.125   (0.405)      --      --    (0.405)   7.43    17.3%     5,743   1.85%    5.80%   200%

                                           U.S. GOVERNMENT SERIES (CLASS A)
1991(c)     $4.93   $0.40   $0.248    $0.648  $(0.404)    $ --   $(.004) $(0.408)  $5.17    13.8%    $7,319   1.11%    7.94%    41%
1992(c)      5.17    0.37   (0.126)    0.244   (0.366)      --    (.008)  (0.374)   5.04     5.0%     9,364   1.11%    7.22%   157%
1993(c)      5.04    0.31    0.273     0.583   (0.310)   (0.344)    --    (0.654)   4.97    10.9%    10,098   1.10%    5.90%   153%
1994(c)      4.97    0.30   (0.621)   (0.321)  (0.299)      --      --    (0.299)   4.35    (6.5%)    8,309   1.10%    6.47%   220%
1995(c)(d)   4.35    0.30    0.620     0.92    (0.30)       --      --    (0.30)    4.97    21.9%    10,080   1.11%    6.41%    81%

                                           U.S. GOVERNMENT SERIES (CLASS B)
1993(b)(c)  $5.51   $0.04  $(0.193)  $(0.153) $(0.043)  $(0.344) $  --   $(0.387)  $4.97    (1.4%)     $140   1.61%    5.54%   114%
1994(c)      4.97    0.26   (0.624)   (0.364)  (0.256)      --      --    (0.256)   4.35    (7.4%)      321   1.85%    5.76%   220%
1995(c)(d)   4.35    0.26    0.625     0.885   (0.265)      --      --    (0.265)   4.97    20.9%       582   1.87%    5.69%    81%

                                        LIMITED MATURITY BOND SERIES (CLASS A)
1995(c)(d)(e)$10.00 $0.62   $0.652    $1.272  $(0.612)   $  --   $  --   $(0.612) $10.66    13.0%    $3,322   0.84%    5.97%     4%

                                        LIMITED MATURITY BOND SERIES (CLASS B)
1995(c)(d)(e)$10.00 $0.53   $0.664    $1.194  $(0.524)   $  --   $  --   $(0.524) $10.67    12.2%      $752   1.71%    5.12%     4%

                                        GLOBAL AGGRESSIVE BOND SERIES (CLASS A)
1995(c)(d)(f)$10.00 $0.63   $0.09     $0.72   $(0.55)   $(0.02)   $ --   $(0.57)  $10.15     7.3%    $2,968   2.00%   11.04%   127%

                                        GLOBAL AGGRESSIVE BOND SERIES(CLASS B)
1995(c)(d)(f)$10.00 $0.56   $0.12     $0.68   $(0.49)   $(0.02)   $ --   $(0.51)  $10.17     6.9%    $1,440   2.75%   10.24%   127%

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                                                                                       Net
Fiscal    asset                      Total    Dividends  Distri-                                    assets  Ratio of Ratio of  Port-
period    value     Net   Net gain    from    (from net  butions                Net asset           end of  expenses  net in-  folio
ended    begin-    invest- (loss)    invest-   invest-    (from  Return   Total   value             period  to aver-  come to  turn-
Decem-   ning of    ment  (realized &  ment      ment    capital   of   distribu- end of   Total    (thou-  age net   average   over
ber 31   period    income unrealized)operations income)   gains) capital  tions   period  return(a) sands)   assets  net assets rate
------------------------------------------------------------------------------------------------------------------------------------

                                          SECURITY TAX-EXEMPT FUND (CLASS A)
1991       $9.53    $0.63   $0.446   $1.076    $(0.636)   $ --    $ --   $(0.636)  $9.97    11.7%   $23,218   0.89%    6.55%    38%
1992        9.97     0.61    0.092    0.702     (0.612)     --      --    (0.612)  10.06     7.3%    28,608   0.84%    6.07%    91%
1993       10.06     0.51    0.702    1.212     (0.514)  (0.388)    --    (0.902)  10.37    11.6%    32,115   0.82%    4.92%   118%
1994       10.37     0.47   (1.317)  (0.847)    (0.473)     --      --    (0.473)   9.05    (8.3%)   24,092   0.82%    4.74%    88%
1995(d)     9.05     0.48    0.891    1.371     (0.481)     --      --    (0.481)   9.94    15.5%    25,026   0.86%    5.02%   103%

                                          SECURITY TAX-EXEMPT FUND (CLASS B)
1993(b)   $10.88    $0.10  $(0.128) $(0.028)   $(0.094) $(0.388)  $ --   $(0.482) $10.37    (0.2%)     $106   2.89%    2.71%    90%
1994(c)    10.37     0.35   (1.321)  (0.971)    (0.349)     --      --    (0.349)   9.05    (9.5%)      760   2.00%    3.50%    88%
1995(c)(d)  9.05     0.37    0.902    1.272     (0.372)     --      --    (0.372)   9.95    14.3%     1,190   2.00%    3.90%   103%

                                                 SECURITY CASH FUND
1991       $1.00    $0.051   $ --    $0.051    $(0.051)   $ --    $ --   $(0.051)   1.00     5.2%   $48,843   0.96%    5.21%     --
1992(c)     1.00     0.028     --     0.028     (0.028)     --      --    (0.028)   1.00     2.8%    56,694   1.00%    2.75%     --
1993(c)     1.00     0.023     --     0.023     (0.023)     --      --    (0.023)   1.00     2.4%    71,870   1.00%    2.28%     --
1994        1.00     0.033     --     0.033     (0.033)     --      --    (0.033)   1.00     3.4%    58,102   0.96%    3.24%     --
1995(c)(d)  1.00     0.049     --     0.049     (0.049)     --      --    (0.049)   1.00     5.0%    38,158   1.00%    5.00%     --

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                    1991     1992     1993     1994     1995
                                    ----     ----     ----     ----     ----
     Corporate Bond    Class B      --       --       --       2.00%    2.19%
     U.S. Government   Class A      1.24%    1.20%    1.20%    1.20%    1.22%
                       Class B      --       --       1.75%    2.91%    3.70%
     Limited Maturity  Class A      --       --       --       --       1.04%
       Bond            Class B      --       --       --       --       2.12%
     Global Aggressive Class A      --       --       --       --       2.42%
       Bond            Class B      --       --       --       --       3.93%
     Tax-Exempt        Class A      --       --       --       --       0.86%
                       Class B      --       --       --       2.32%    2.45%
     Cash                           --       1.03%    1.03%    --       1.04%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Security Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(g) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

                                    1995
   Corporate Bond         Class A   1.02%
                          Class B   1.85%
   U.S. Government        Class A   1.10%
                          Class B   1.85%
   Limited Maturity Bond  Class A   0.81%
                          Class B   1.65%
   Tax-Exempt             Class A   0.85%
                          Class B   2.00%

                            See accompanying notes.
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


December 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The shares of Security Income Fund are currently issued in four Series, the Corporate Bond Series, the U.S. Government Series, the Limited Maturity Bond Series and the Global Aggressive Bond Series, with each Series, in effect, representing a separate fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     A. SECURITY VALUATION -- Valuations of Income Fund's and Tax-Exempt Fund's securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined, then the securities for which market quotations are available are valued on the basis of the current bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. The Global Aggressive Bond Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Aggressive Bond Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U. S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Aggressive Bond Series may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Aggressive Bond Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     E. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     F. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     G. EARNINGS CREDITS - Under the fee schedule with the custodian, Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian expense disclosed in the statement of operations does not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company (SMC) under investment advisory contracts at an annual rate of 1/2 of 1% of the average net assets of each fund, except for Global Aggressive Bond Series which the fee is at an annual rate of 3/4 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each series of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the year ended December 31, 1995, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the Global Aggressive Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the Limited Maturity Bond Series to July 1, 1995 and .40% of the management fees for the Global Aggressive Bond Series to December 31, 1995. The investment advisory contract for Tax-Exempt and Cash Funds provide that the total annual expenses of the Funds will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond Series, Limited Maturity Bond Series, U.S. Government Series, and Tax-Exempt Fund and .045 percent of the average daily net assets of Cash Fund and Global Aggressive Bond Series, calculated daily and payable monthly. For the identified administrative services SMC also receives, with respect to the Global Aggressive Bond Series, an annual fee equal to the greater of .10 percent of its average net assets or
(i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

     SMC pays the Sub-Advisor, Lexington Management Corporation (LMC) an annual fee in an amount equal to .35% of the average net assets of Global Aggressive Bond Series, for investment advisory and certain administrative services provided to the Global Aggressive Bond Series. The Sub-Advisor has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), under which MFR will provide the Global Aggressive Bond Series with investment and economic research services. For the service provided by MFR, MFR receives from the Sub-Advisor, a fee equal to .15% of the average daily net assets of the Global Aggressive Bond Series.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor for Income and Tax-Exempt Funds, received net underwriting commissions after allowances to brokers and dealers for the period ended December 31, 1995, in the amounts presented below:

                                           LIMITED      GLOBAL
                  CORPORATE      U.S.      MATURITY   AGGRESSIVE      TAX-
                    BOND      GOVERNMENT     BOND        BOND        EXEMPT
                   SERIES       SERIES      SERIES      SERIES        FUND
                 ---------------------------------------------------------------
SDI Underwriting   $ 6,246     $ 2,934      $  730      $  379      $ 4,103
Broker/Dealer       49,895      14,400       6,663       1,788       16,588

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

     3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1995, (excluding overnight investments and short-term debt securities) were as follows:

                                            LIMITED      GLOBAL
                  CORPORATE       U.S.      MATURITY   AGGRESSIVE      TAX-
                     BOND      GOVERNMENT     BOND        BOND        EXEMPT
                    SERIES       SERIES      SERIES      SERIES        FUND
                  --------------------------------------------------------------
Purchases        $183,877,123  $7,939,142  $3,702,247  $5,494,083  $25,894,338
Proceeds
  from sales      188,363,506   6,842,750     131,925   2,386,219   26,751,388

     4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1995, were as follows:

                                            LIMITED      GLOBAL
                   CORPORATE      U.S.      MATURITY   AGGRESSIVE     TAX-
                     BOND      GOVERNMENT     BOND        BOND       EXEMPT
                    SERIES       SERIES      SERIES      SERIES       FUND
                  --------------------------------------------------------------
Aggregate gross
  unrealized
  appreciation    $5,320,258    $909,637    $254,685    $69,245    $1,123,184
Aggregate gross
  unrealized
  depreciation            --     (12,585)     (4,875)   (26,872)           --
                  --------------------------------------------------------------
Net unrealized
  appreciation    $5,320,258    $897,052    $249,810    $42,373    $1,123,184
                  --------------------------------------------------------------

     5. OTHER INFORMATION

     Except for tax-exempt dividends, the income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax returns. None of the amount taxable as ordinary income for Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, Global Aggressive Bond Series, Tax-Exempt Fund or Cash Fund qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

     None of the exempt-interest dividends paid by Security Tax- Exempt Fund have been determined to be attributable to interest from specified private activity bonds. Thus, no portion is required to be reported as a tax preference item on Form 4626 or 6251.

     In some states, the portion of ordinary income dividends attributable to the Funds' investment in direct obligations of the U.S. Government may not be subject to state taxation. For the year ended December 31, 1995, interest on U.S. Government obligations was 6%, 5%, 34% and 19% of Cash Fund, Corporate Bond Series, U.S. Government Series and Limited Maturity Series gross investment income, respectively. Since the qualifications for such exemption vary by state, we suggest you consult your tax advisor for applicability.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY TAX-EXEMPT FUND
AND SECURITY CASH FUND

     We have audited the accompanying balance sheets and statements of net assets of Security Income Fund (comprised of the Corporate Bond, U.S. Government, Limited Maturity Bond and Global Aggressive Bond Series), Security Tax-Exempt Fund and Security Cash Fund (the Funds) as of December 31, 1995, the related statements of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended of Security Income Fund -- Corporate Bond Series, Security Income Fund -- U.S. Government Series, Security Tax-Exempt Fund and Security Cash Fund; the related statements of operations, changes in net assets and financial highlights for the period from January 17, 1995 (commencement of operations) to December 31, 1995 of Security Income Fund -- Limited Maturity Bond Series and the related statements of operations, changes in net assets and financial highlights for the period from June 1, 1995 (commencement of operations) to December 31, 1995 of Security Income Fund -- Global Aggressive Bond Series. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds (including each of the Series of Security Income Fund) at December 31, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

Kansas City, Missouri
January 26, 1996

                            See accompanying notes.
--------------------------------------------------------------------------------

THE SECURITY GROUP
OF MUTUAL FUNDS
---------------

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
  * EQUITY SERIES
  * EQUITY GLOBAL SERIES
  * ASSET ALLOCATION SERIES
SECURITY ULTRA FUND
SECURITY INCOME FUND
  * CORPORATE BOND SERIES
  * U.S. GOVERNMENT SERIES
  * LIMITED MATURITY BOND SERIES
  * GLOBAL AGGRESSIVE BOND SERIES
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------


DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Harold G. Worswick


OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Greg A. Hamilton, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary





[SDI LOGO}

700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3127
(800) 888-2461

                              SECURITY INCOME FUND
                            PART C. OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

              a.   Financial Statements

                   Included in Part A of this Registration Statement: Per Share Income and Capital Changes To be included in Part B of this Registration Statement:

                         The audited financial statements contained in the most recent Annual Report of Security Income Fund for fiscal year end December 31, 1995, and the unaudited financial statements of High Yield Series for the period ended December 31, 1996, are incorporated by reference in Part B of this Registration Statement.

              b.   Exhibits:

                     (1)   Articles of Incorporation.
                     (2)   Corporate Bylaws of Registrant.(a)
                     (3)   Not applicable.
                     (4)   Specimen copy of share  certificate for  Registrant's
                           shares  of  capital   stock.(a)
                     (5)   (a)   Investment Advisory Contract - SMC, LLC.(e)
                           (b)   Investment Advisory Contract - MFR.
                           (c)   Sub-Advisory Agreement - Lexington.
                           (d)   Sub-Advisory Agreement - SMC, LLC.
                     (6)   (a)   Distribution Agreement.
                           (b)   Class B Distribution Agreement.
                     (7)   Not applicable.
                     (8)   (a)   Custodian Agreement - UMB.(e)
                           (b)   1995 Custodian Agreement - Chase(b)
                           (c)   1997 Custodian Agreement - Chase.
                     (9)   (a)   1987 Administrative Services and
                                 Transfer Agency Agreement.(e)
                           (b)   Sub-Administrative Agreement - Lexington.(b)
                           (c)   1997 Administrative Services and
                                 Transfer Agency Agreement.
                    (10)    Opinion of counsel as to the legality of the
                            securities offered.(c)
                    (11)    Consent of Independent Auditors.
                    (12)    Not applicable.
                    (13)    Not applicable.
                    (14)    Not applicable.
                    (15)    (a)   Distribution Plan.(a)
                            (b)   Class B Distribution Plan.(a)
                    (16)    Schedule of Computation of Performance.
                    (17)    Financial Data Schedules.
                    (18)    Multiple Class Plan.(d)

(a)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-38414 (May 1, 1995).

(b)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-38414 (November 1, 1995).

(c)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 48 to Registration Statement No. 2-38414 (January 17, 1995).

(d)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-38414 (April 29, 1996).

(e)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 56 to Registration Statement No. 2-38414 (February 5, 1997).

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

              Not applicable.

ITEM 26.      NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 31, 1997.

                         (1)                                        (2)
                                                             NUMBER OF RECORD
                  TITLE OF CLASS                               SHAREHOLDERS

  Corporate Bond - Shares of Common Stock, Class A                  4,770
  Corporate Bond - Shares of Common Stock, Class B                    835
  U.S. Government - Shares of Common Stock, Class A                   881
  U.S. Government - Shares of Common Stock, Class B                   146
  Limited Maturity Bond - Shares of Common Stock, Class A             224
  Limited Maturity Bond - Shares of Common Stock, Class B              23
  Global Aggressive Bond - Shares of Common Stock, Class A            100
  Global Aggressive Bond - Shares of Common Stock, Class B             20

ITEM 27.      INDEMNIFICATION.

              A policy of insurance covering Security Management Company, LLC, its subsidiary (Security Distributors, Inc.), and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

              Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

                   30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the
                   Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

                   No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

                   In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

              On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

                   "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

                   A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;
                   B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
                   C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
                   D. for any transaction from which the director derived an improper personal benefit."

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.      BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

              Security Management Company, LLC, investment manager to Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund, also acts as investment manager to Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund.

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          James R. Schmank                 President (Interim), Treasurer, Chief Fiscal Officer and Managing Member Representative
                                              Security Management Company, LLC
                                           Vice President and Director
                                              Security Distributors, Inc.
                                           Vice President and Interim Chief Investment Officer
                                              Security Benefit Group, Inc.
                                              Security Benefit Life Insurance Company
                                           Vice President and Treasurer
                                              Security Growth and Income Fund, Security Income Fund, Security Cash Fund, Security
                                              Tax-Exempt Fund, Security Ultra Fund, Security Equity Fund, SBL Fund

          Jeffrey B. Pantages              President, Chief Investment Officer and Director
                                              Security Management Company (until June 1996)
                                           Director
                                              Security Cash Fund, Security Income Fund, Security Tax-Exempt Fund, SBL Fund, Security
                                              Growth and Income Fund, Security Equity Fund, Security Ultra Fund
                                           Senior Vice President and Chief Investment Officer
                                              Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                           Director
                                              Mulvane Art Center
                                              Mulvane Art Museum
                                              Washburn University
                                              17th & Jewell
                                              Topeka, Kansas
                                              United Way of Greater Topeka
                                              P.O. Box 4188
                                              Topeka, Kansas

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          John D. Cleland                  Senior Vice President and Managing Member Representative
                                              Security Management Company, LLC
                                           President and Director
                                              Security Cash Fund, Security Income Fund, Security Tax-Exempt Fund, SBL Fund, Security
                                              Growth and Income Fund, Security Equity Fund, Security Ultra Fund
                                           Senior Vice President
                                              Security Benefit Life Insurance Company
                                              Security Benefit Group, Inc.
                                           Vice President and Director
                                              Security Distributors, Inc.
                                           Trustee and Treasurer
                                              Mount Hope Cemetery Corporation
                                              4700 SW 17th
                                              Topeka, Kansas
                                           Trustee and Investment Committee Chairman
                                              Topeka Community Foundation
                                              5100 SW 10th
                                              Topeka, Kansas

          James W. Lammers                 Senior Vice President and Director
                                              Security Management Company, LLC
                                              Security Distributors, Inc.
                                           Director (until November 1996)
                                              Security Management Company

          Donald E. Caum                   Director (until November 1996)
                                              Security Management Company
                                           Senior Vice President
                                              Security Benefit Life Insurance Company
                                              Security Benefit Group, Inc.
                                           Director
                                              YMCA Metro, Topeka, Kansas
                                           Executive Director
                                              Jayhawk Area Council Boy Scouts of America, Topeka, Kansas
                                              Metropolitan Ballet, Topeka, Kansas

          James L. Woods                   Senior Vice President
                                              Security Management Company, LLC
                                              Security Benefit Life Insurance Company
                                              Security Benefit Group, Inc.


                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          Mark E. Young                    Vice President
                                              Security Growth and Income Fund, Security Income Fund, Security Cash Fund, Security
                                              Tax-Exempt Fund, Security Ultra Fund, Security Equity Fund, SBL Fund, Security
                                              Management Company, LLC, Security Distributors, Inc.
                                           Assistant Vice President
                                              Security Benefit Life Insurance Company
                                              First Security Benefit Life Insurance and Annuity Company of New York
                                              Security Benefit Group, Inc.
                                           Trustee
                                              Topeka Zoological Foundation, Topeka, Kansas

          Terry A. Milberger               Senior Portfolio Manager and Vice President
                                              Security Management Company, LLC
                                           Vice President
                                              Security Equity Fund, SBL Fund

          Jane A. Tedder                   Vice President and Senior Portfolio Manager
                                              Security Management Company, LLC
                                           Vice President
                                              Security Income Fund, SBL Fund, Security Equity Fund

          Gregory A. Hamilton              Second Vice President
                                              Security Management Company, LLC
                                           Assistant Vice President
                                              Security Income Fund, SBL Fund, Security Equity Fund, Security Tax-Exempt Fund
                                           Director
                                              Downtown Topeka, Inc., Topeka, Kansas
                                           Trustee
                                              Kansas State University Foundation, Manhattan, Kansas

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          Amy J. Lee                       Vice President and Associate General Counsel
                                              Security Benefit Life Insurance Company,
                                              Security Benefit Group, Inc.
                                           Secretary
                                              Security Management Company, LLC, Security Distributors, Inc., Security Cash Fund,
                                              Security Equity Fund, Security Tax-Exempt Fund, Security Ultra Fund, SBL Fund,
                                              Security Growth and Income Fund, Security Income Fund

          Brenda M. Harwood                Assistant Vice President, Assistant Treasurer and Assistant Secretary
                                              Security Management Company, LLC
                                           Assistant Treasurer and Assistant Secretary
                                              Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security
                                              Income Fund, Security Cash Fund, SBL Fund, Security Tax-Exempt Fund
                                           Treasurer
                                              Security Distributors, Inc.

          Steven M. Bowser                 Assistant Vice President and Portfolio Manager
                                              Security Management Company, LLC
                                           Assistant Vice President
                                              Security Benefit Life Insurance Company,
                                              Security Benefit Group, Inc.

          Thomas A. Swank                  Second Vice President and Portfolio Manager
                                              Security Management Company, LLC
                                           Second Vice President
                                              Security Benefit Life Insurance Company,
                                              Security Benefit Group, Inc.

          Barbara J. Davison               Assistant Vice President and Portfolio Manager
                                              Security Management Company, LLC
                                           Assistant Vice President
                                              Security Benefit Life Insurance Company,
                                              Security Benefit Group, Inc.
                                           Vice-Chairman
                                              Topeka Chapter American Red Cross, Topeka, Kansas

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          Cindy L. Shields                 Assistant Vice President and Portfolio Manager
                                              Security Management Company, LLC
                                           Assistant Vice President
                                              Security Ultra Fund, SBL Fund

          Larry L. Valencia                Assistant Vice President and Senior Research Analyst
                                              Security Management Company, LLC

          James P. Schier                  Assistant Vice President and Portfolio Manager
                                              Security Management Company, LLC

          Martha L. Sutherland             Second Vice President
                                              Security Management Company, LLC
                                           Vice President
                                              Security Benefit Life Insurance Company
                                              Security Benefit Group, Inc.

          *Located at 700 Harrison, Topeka, Kansas 66636-0001.


          MFR ADVISORS, INC.:

          MFR Advisors, Inc. acts as investment adviser to MFR Emerging Markets Total Return, MFR Global Asset Allocation and MFR Global High Yield (formerly Global Aggressive Bond) Series of Security Income Fund. MFR Advisors, Inc. serves as sub-adviser to one investment company other than Registrant.

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          Maria Fiorini Ramirez            Chief Executive Officer, President and Director
                                              MFR Advisors, Inc.
                                           Director
                                              Statewide Savings Bank S.L.A. of New Jersey
                                              Arlington Capital-Offshore Investment Company
                                              Dorchester Capital-Offshore Investment Company

          Bruce Jensen                     Executive Vice President
                                              MFR Advisors, Inc.

          Timothy F. Downing               Chief Financial Officer
                                              MFR Advisors, Inc.

         *Located at One Liberty Plaza, New York, New York 10006

              LEXINGTON MANAGEMENT CORPORATION:

              Lexington Management Corporation, sub-adviser to MFR Global High Yield Series (formerly Global Aggressive Bond Series), MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series, acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          Robert M. DeMichele              President and Director
                                              Lexington Global Asset Managers, Inc.
                                           Chairman and Chief Executive Officer
                                              Lexington Management Corporation, Lexington Funds Distributor, Inc.
                                           Director
                                              Chartwell Re Corporation, The Navigator's Insurance Group, Inc., Unione Italiana
                                              Reinsurance, Vanguard Cellular Systems, Inc.
                                           Chairman of the Board
                                              Lexington Group of Investment Companies, Market Systems Research, Inc., Market Systems
                                              Research Advisors, Inc.

          Richard M. Hisey                 Executive Vice President and Chief Financial Officer
                                              Lexington Global Asset Managers, Inc.
                                           Chief Financial Officer, Managing Director and Director
                                              Lexington Management Corporation
                                           Chief Financial Officer, Vice President and Director
                                              Lexington Funds Distributor, Inc.
                                           Vice President and Treasurer
                                              Market Systems Research Advisors, Inc.
                                           Chief Financial Officer and Vice President
                                              Lexington Group of Investment Companies

          Lawrence Kantor                  Executive Vice President and General Manager-Mutual Funds
                                              Lexington Global Asset Managers, Inc.
                                           Executive Vice President, Managing Director and Director
                                              Lexington Management Corporation
                                           Executive Vice President and Director
                                              Lexington Funds Distributor, Inc.
                                           Vice President and Director
                                              Lexington Group of Investment Companies

                                           Business* and Other Connections of the Executive
                     Name                  Officers and Directors of Registrant's Adviser
          -----------------------------    ------------------------------------------------

          Stuart S. Richardson             Chairman of the Board
                                              Lexington Global Asset Managers, Inc.
                                           Director
                                              Lexington Management Corporation

          *Located at P.O. Box 1515, Saddle Brook, New Jersey 07663.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)   SBL Fund
                Security Equity Fund
                Security Ultra Fund
                Security Growth and Income Fund
                Security Tax-Exempt Fund
                Variflex Variable Annuity Account
                Varilife Variable Annuity Account
                Parkstone Variable Annuity Account
                Security Varilife Separate Account
                Variflex LS Variable Annuity Account

          (b)

          (1)                        (2)                      (3)
   NAME AND PRINCIPAL        POSITION AND OFFICES      POSITION AND OFFICES
   BUSINESS ADDRESS*           WITH UNDERWRITER          WITH REGISTRANT
 --------------------------- ------------------------- -----------------------
   Richard K Ryan            President and Director      None

   John D. Cleland           Vice President              President and
                             and Director                Director

   James W. Lammers          Senior Vice President       None
                             and Director

   Louis R. Jicha            Vice President              None
                             and Director

   James R. Schmank          Vice President              Vice President
                             and Director                and Treasurer

   Mark E. Young             Vice President              Vice President

   Amy J. Lee                Secretary                   Secretary

   Brenda M. Harwood         Treasurer                   Assistant Secretary and
                                                         Assistant Treasurer

   Daniel J. McNichol        Vice President              None

   Clark A. Anderson         Regional Vice President     None

          (1)                        (2)                      (3)
   NAME AND PRINCIPAL        POSITION AND OFFICES      POSITION AND OFFICES
   BUSINESS ADDRESS*           WITH UNDERWRITER          WITH REGISTRANT
 --------------------------- ------------------------- -----------------------

   Robert L. Kirchner        Regional Vice President     None

   Paul Richardson           Regional Vice President     None

   Ronald V. Vermillion      Regional Vice President     None

   Jennifer A. Zaat          Regional Vice President     None

   Kent N. Spillman          Regional Vice President     None

   Carla D. Griffin          Regional Vice President     None

   Anthony Hammock           Regional Vice President     None

   William G. Mancuso        Regional Vice President     None

   Marek E. Lakotko          Regional Vice President     None

*700 Harrison, Topeka, Kansas 66636-0001

          (c)   Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; MFR Advisors, Inc., One Liberty Plaza, New York, New York 10006 and Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036.

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a)   Not applicable.

          (b) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

          (c) Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 7th day of February, 1997.

                                                   SECURITY INCOME FUND
                                                     (The Registrant)
                                     By:              JOHN D. CLELAND
                                          --------------------------------------
                                                John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                     Date:            February 7, 1997
                                          --------------------------------------


Willis A. Anton, Jr.               Director
----------------------------------
Willis A. Anton, Jr.

Donald A. Chubb, Jr.               Director
----------------------------------
Donald A. Chubb, Jr.

John D. Cleland                    President and Director
----------------------------------
John D. Cleland

Donald L. Hardesty                 Director
----------------------------------
Donald L. Hardesty

Penny A. Lumpkin                   Director
----------------------------------
Penny A. Lumpkin

Mark L. Morris, Jr.                Director
----------------------------------
Mark L. Morris, Jr.

Jeffrey B. Pantages                Director
----------------------------------
Jeffrey B. Pantages

Hugh L. Thompson                   Director
----------------------------------
Hugh L. Thompson

                                  EXHIBIT INDEX

  (1)    Articles of Incorporation

  (2)    None

  (3)    None

  (4)    None

  (5)    (a)   None
         (b)   Investment Advisory Contract - MFR
         (c)   Sub-Advisory Agreement - Lexington
         (d)   Sub-Advisory Agreement - SMC, LLC

  (6)    (a)   Distribution Agreement
         (b)   Class B Distribution Agreement

  (7)    None

  (8)    (a)   None
         (b)   None
         (c)   1997 Custodian Agreement - Chase

  (9)    (a)   None
         (b)   None
         (c)   1997 Administrative Services and Transfer Agency Agreement

 (10)    None

 (11)    Consent of Independent Auditors

 (12)    None

 (13)    None

 (14)    None

 (15)    (a)   None
         (b)   None

 (16)    Schedule of Computation of Performance

 (17)    Financial Data Schedules

 (18)    None